    As filed with the Securities and Exchange Commission on April 30, 1998.


                                                      Registration No. 33-84104
                                                                       811-4901


                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                     POST-EFFECTIVE AMENDMENT NO. 4
                                   TO
                                FORM S-6


                FOR REGISTRATION UNDER THE SECURITIES ACT
                OF 1933 OF SECURITIES OF UNIT INVESTMENT
                    TRUSTS REGISTERED ON FORM N-8B-2

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                       (Exact Name of Registrant)

                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                           (Name of Depositor)
                            700 Market Street
                          St. Louis, MO  63101
      (Complete Address of Depositor's Principal Executive Offices)


                     Christopher A. Martin, Esquire
                 General American Life Insurance Company
                            700 Market Street
                          St. Louis, MO  63101
           (Name and Address of Agent for Service of Process)

                                Copy to:

                        Stephen E. Roth, Esquire
                      Sutherland, Asbill & Brennan
                      1275 Pennsylvania Ave., N.W.
                      Washington, D.C.  20004-2404

It is proposed that this filing will become effective (check appropriate box)



                immediately upon filing pursuant to paragraph (b)
          X     on May 1, 1998 to paragraph (b)
                60 days after filing pursuant to paragraph (a)(i) on ( ) pursuant to paragraph (a)(1) of Rule 485 this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite amount of securities under the Securities Act of 1933. The notice required by such Rule for the Registrant's most recent fiscal year was filed on March 13, 1998.

                  RECONCILIATION AND TIE BETWEEN ITEMS
                    IN FORM N-8B-2 AND THE PROSPECTUS

      Item No. of
      Form N-8B-2                Caption in Prospectus

       1.               Cover Page
       2.               Cover Page
       3.               Not Applicable
       4.               Distribution of the Policies
       5.               The Company and the Separate Account
       6.               The Separate Account
       7.               Not Required
       8.               Not Required
       9.               Legal Proceedings
      10.               Summary; General American Capital
                         Company, Variable Insurance Products
                         Fund, Variable Insurance Products Fund
                         II, Van Eck Investment Trust; Charges
                         and Deductions; Policy Benefits; Policy
                         Rights; Voting Rights; General Matters
      11.               Summary; General American Capital
                         Company, Variable Insurance Products
                         Fund, Variable Insurance Products Fund
                         II, Van Eck Investment Trust
      12.               Summary; General American Capital
                         Company, Variable Insurance Products
                         Fund, Variable Insurance Products Fund
                         II, Van Eck Investment Trust
      13.               Summary; Charges and Deductions; General
                         American Capital Company, Variable
                         Insurance Products Fund, Variable
                         Insurance Products Fund II, Van Eck
                         Investment Trust
      14.               Summary; Payment and Allocation of
                         Premium
      15.               Payment and Allocation of Premium
      16.               Payment and Allocation of Premium;
                         General American Capital Company,
                         Variable Insurance Products Fund,
                         Variable Insurance Products Fund II,
                         Van Eck Investment Trust
      17.               Summary; Charges and Deductions; Policy
                         Rights; General American Capital
                         Company, Variable Insurance Products
                         Fund, Variable Insurance Products Fund
                         II, Van Eck Investment Trust
      18.               General American Capital Company,
                         Variable Insurance Products Fund,
                         Variable Insurance Products Fund II,
                         Van Eck Investment Trust; Payment and
                         Allocation of Premium

      19.               General Matters; Voting Rights
      20.               Not Applicable
      21.               Policy Rights; General Matters
      22.               Not Applicable
      23.               Safekeeping of the Separate Account's
                         Assets
      24.               General Matters
      25.               The Company and the Separate Account
      26.               Not Applicable
      27.               The Company and the Separate Account
      28.               Management of the Company
      29.               The Company and the Separate Account
      30.               Not Applicable
      31.               Not Applicable
      32.               Not Applicable
      33.               Not Applicable
      34.               Not Applicable
      35.               The Company and the Separate Account
      36.               Not Required
      37.               Not Applicable
      38.               Summary; Distribution of the Policies
      39.               Summary; Distribution of the Policies
      40.               Not Applicable
      41.               The Company and the Separate Account;
                         Distribution of the Policies
      42.               Not Applicable
      43.               Not Applicable
      44.               Payment and Allocation of Premium
      45.               Not Applicable
      46.               Policy Rights
      47.               General American Capital Company,
                         Variable Insurance Products Fund,
                         Variable Insurance Products Fund II,
                         Van Eck Investment Trust
      48.               Not Applicable
      49.               Not Applicable
      50.               The Separate Account
      51.               Cover Page; Summary; Charges and
                         Deductions; Policy Rights; Policy
                         Benefits; Payment and Allocation of
                         Premium
      52.               General American Capital Company,
                         Variable Insurance Products Fund,
                         Variable Insurance Products Fund II,
                         Van Eck Investment Trust
      53.               Federal Tax Matters
      54.               Not Applicable
      55.               Not Applicable
      56.               Not Required
      57.               Not Required
      58.               Not Required
      59.               Not Required

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY
                    GENERAL AMERICAN LIFE INSURANCE COMPANY

     700 Market Street      St. Louis, Missouri 63101      (314) 231-1700

This Prospectus describes an individual flexible premium variable life insurance Policy ("the Policy") offered by General American Life Insurance Company ("General American" or "the Company"). The Policy is designed to provide lifetime insurance protection and at the same time provide maximum flexibility to vary premium payments and change the level of death benefits payable under the Policy. This flexibility allows an Owner to provide for changing insurance needs under a single insurance policy. An Owner also has the opportunity to allocate Net Premiums among several investment portfolios with different investment objectives.

The Policy provides for: (1) a Cash Surrender Value that can be obtained by surrendering the Policy; (2) Policy Loans; and (3) a death benefit payable at the Insured's death. As long as a Policy remains in force, the death benefit will not be less than the current Face Amount of the Policy. A Policy will remain in force so long as its Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy.

After the end of the "Right to Examine Policy" period, Net Premiums may be allocated to one or more of the Divisions of General American Separate Account Eleven ("the Separate Account") or, in certain contracts, to General American's General Account. If Net Premiums are allocated to the Separate Account, the amount of the Cash Value will vary to reflect the investment performance of the investment Divisions selected by the Owner, the Policy may lapse, and, depending on the death benefit option elected, the amount of the death benefit above the minimum may also vary with that investment performance. The Owner bears the entire investment risk for all amounts allocated to the Separate Account; there is no minimum guaranteed Cash Value.

Divisions of the Separate Account invest in corresponding Funds from one of four open-end, diversified management investment companies: (1) General American Capital Company, (2) Russell Insurance funds, (3) Variable Insurance Products Fund, (4) Variable Insurance Products Fund II, and (5) Van Eck Worldwide Insurance Trust. Funds offered from General American Capital Company include the S & P 500 Index Fund, the Money Market Fund, the Bond Index Fund, the Managed Equity Fund, the Asset Allocation Fund, the International Index Fund, the Mid-Cap Equity Fund, and the Small-Cap Equity Fund. Funds offered from Russell Insurance Funds include the Multi-Style Equity Fund, the Aggressive Equity Fund, the Non-U.S. Fund, and the Core Bond Fund. Funds offered from Variable Insurance Products Fund include the High Income Portfolio, the Equity-Income Portfolio, the Growth Portfolio, and the Overseas Portfolio. The Fund offered from Variable Insurance Products Fund II is the Asset Manager Portfolio. The Fund offered from Van Eck Worldwide Insurance Trust is the Worldwide Hard Assets Fund.

A full description of the Funds, including the investment policies, restrictions, risks, and charges, is contained in the prospectus of each respective Fund.

It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

This Prospectus Must Be Accompanied By Current Prospectuses for General American Capital Company, Russell Insurance Funds, Variable Insurance Products Fund, Variable Insurance Products Fund II, and Van Eck Worldwide Insurance Trust

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please read this prospectus carefully and retain it for future reference. The date of this prospectus is May 1, 1998. The Policy is not available in all states.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                                    TABLE OF CONTENTS

DEFINITIONS                                                                                                1
SUMMARY                                                                                                    2
THE COMPANY AND THE SEPARATE ACCOUNT                                                                       6
      The Company
      The Separate Account
      General American Capital Company
      Russell Insurance Funds
      Variable Insurance Products Fund
      Variable Insurance Products Fund II
      Van Eck Worldwide Insurance Trust
ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS                                                        10
POLICY BENEFITS                                                                                           10
      Death Benefit
      Cash Value
POLICY RIGHTS                                                                                             15
      Loans
      Surrender and Partial Withdrawals
      Transfers
      Portfolio Rebalancing
      Dollar Cost Averaging
      Right to Examine Policy
      Conversion Privilege
PAYMENT AND ALLOCATION OF PREMIUMS                                                                        44
      Issuance of a Policy
      Premiums
      Allocation of Net Premiums and Cash Value
      Policy Lapse and Reinstatement
CHARGES AND DEDUCTIONS                                                                                    23
      Premium Tax Charges
      Monthly Deduction
      Contingent Deferred Sales Charge
      Separate Account Charges
DIVIDENDS                                                                                                 30
THE GENERAL ACCOUNT                                                                                       31
      General Description
      The Policy
      General Account Benefits
      General Account Cash Value
      Transfers, Surrenders, Partial Withdrawals, and Policy Loans
GENERAL MATTERS                                                                                           32
      Postponement of Payments from the Separate Account
      The Contract
      Control of Policy
      Beneficiary
      Change of Owner or Beneficiary
      Policy Changes
      Conformity with Statutes
      Claims of Creditors
      Incontestability
      Assignment
      Suicide
      Misstatement of Age or Sex and Corrections
      Additional Insurance Benefits



      Records and Reports
DISTRIBUTION OF THE POLICIES                                                                              35
FEDERAL TAX MATTERS                                                                                       35
      Introduction
      Tax Status of the Policy
UNISEX REQUIREMENTS UNDER MONTANA LAW                                                                     39
SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS                                                              39
VOTING RIGHTS                                                                                             39
STATE REGULATION OF THE COMPANY                                                                           39
MANAGEMENT OF THE COMPANY                                                                                 41
LEGAL MATTERS                                                                                             44
LEGAL PROCEEDINGS                                                                                         44
EXPERTS                                                                                                   44
ADDITIONAL INFORMATION                                                                                    44
FINANCIAL STATEMENTS                                                                                      44
APPENDIX A                                                                                                45
      Illustrations of Death Benefits and Cash Values
APPENDIX B                                                                                                56
      Target Premium Factors per Thousand of Face Amount

                                  DEFINITIONS

Attained Age -- The Issue Age of the Insured plus the number of completed Policy Years.

Beneficiary -- The person(s) named in the application or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in the Policy and in this Prospectus.

Cash Value -- The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, in the Loan Account, and in certain contracts, the General Account.

Cash Surrender Value -- The Cash Value of a Policy on the date of surrender, less any Indebtedness, and less any surrender charges.

Division -- A subaccount of the Separate Account. Each Division invests exclusively in the shares of a corresponding Fund of General American Capital Company, Russell Insurance Funds, Variable Insurance Products Fund, Variable Insurance Products Fund II, or Van Eck Worldwide Insurance Trust.

Effective Date -- The date as of which insurance coverage begins under a policy.

Face Amount -- The minimum death benefit under the Policy so long as the Policy remains in force.

Fund -- A separate investment portfolio of either General American Capital Company, Russell Insurance Funds, Variable Insurance Products Fund, Variable Insurance Products Fund II, or Van Eck Worldwide Insurance Trust. Although sometimes referred to elsewhere as "Portfolios," they are referred to herein as "Funds," except where "Portfolio" is part of their name.

General Account -- The assets of the Company other than those allocated to the Separate Account or any other separate account. The Loan Account is part of the General Account.

Home Office -- The service office of General American Life Insurance Company, the mailing address of which is P.O. Box 14490, St. Louis, Missouri 63178.

Indebtedness -- The sum of all unpaid Policy Loans and accrued interest on loans.

Initial Premium -- The minimum initial premium required to be paid for the Policy to become effective.

Insured -- The person whose life is insured under the Policy.

Investment Start Date -- The date the Initial Premium is applied to the General Account and/or the Divisions of the Separate Account. This date is the later of the Issue Date or the date the Initial Premium is received at General American's Home Office.

Issue Age -- The Insured's age at his or her nearest birthday as of the date the Policy is issued.

Issue Date -- The date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

Loan Account -- The account of the Company to which amounts securing Policy Loans are allocated. The Loan Account is part of General American's General Account.

Loan Subaccount -- A Loan Subaccount exists for the General Account and for each Division of the Separate Account. Any Cash Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Cash Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

Monthly Anniversary -- The same date in each succeeding month as the Issue Date, except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

Net Premium -- The premium less the premium tax charges (consisting of a state premium tax charge and a charge to cover Federal income tax costs attributable to premiums).

Owner -- The Owner of a Policy, as designated in the application or as subsequently changed.

Policy -- The flexible premium variable life insurance Policy offered by the Company and described in this Prospectus.

Policy Anniversary -- The same date each year as the Issue Date.

Policy Month -- A month beginning on the Monthly Anniversary.

Policy Year -- A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

Portfolio -- see Fund.

SEC -- The United States Securities and Exchange Commission.

Separate Account -- General American Separate Account Eleven, a separate investment account established by the Company to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by the Owner to provide variable benefits.

Target Premium -- The amount of premiums paid that is used to determine the amount of the Contingent Deferred Sales Charge.

Valuation Date -- Each day that the New York Stock Exchange is open for trading and the Company is open for business. The Company is not open for business on the day after Thanksgiving.

Valuation Period -- The period between two successive Valuation Dates, commencing at 4:00 p.m. (Eastern Standard Time) on a Valuation Date and ending 4:00 p.m. on the next succeeding Valuation Date.

                                    SUMMARY

The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policies contained in this Prospectus assumes that a Policy is in force and that there is no outstanding Indebtedness.

The Policy. Under the flexible premium variable life insurance Policy described in this Prospectus, the Owner may, subject to certain limitations, make premium payments in any amount and at any frequency. The Policy is a life insurance contract with death benefits, Cash Value, surrender rights, Policy Loan privileges, and other features traditionally associated with life insurance. It is a "flexible premium" Policy because, unlike traditional insurance policies, there is no fixed schedule for premium payments.
Although the Owner may establish a schedule of premium payments ("planned premium payments"), failure to make the planned premium payments will not necessarily cause a Policy to lapse, nor will making the planned premium payments guarantee that a Policy will remain in force. Thus, an Owner may, but is not required to, pay additional premiums. This flexibility permits an Owner to provide for changing insurance needs within a single insurance policy.

The Policy is a "variable" Policy because, unlike the fixed benefits under an ordinary life insurance contract, to the extent that Net Premiums are allocated to the Separate Account, the Cash Value and, under certain circumstances, the death benefit under a Policy may increase or decrease depending upon the investment performance of the Divisions of the Separate Account to which the Owner has allocated Net Premium payments. However, so long as a Policy's Cash Surrender Value continues to be sufficient to pay the monthly deduction, an Owner is guaranteed a minimum death benefit equal to the Face Amount of his or her Policy, less any outstanding Indebtedness.

A Policy will lapse (and terminate without value) when the Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 62 days expires without an adequate payment being made by the Owner (See Payment and Allocation of Premiums--Policy Lapse and Reinstatement).

The Separate Account. After the end of the "Right to Examine Policy" period, the Owner may allocate the Net Premiums to the Separate Account and, if it is available, to the General Account. Amounts allocated to the Separate Account are further allocated to one or more Divisions. Assets of each Division are invested at net asset value in shares of a corresponding Fund. (See The Company and the Separate Account.) An Owner may change future allocations of Net Premiums at any time.

The option offered in connection with the Policies to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, at the Company's discretion, under all Policies. Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which future premiums may be allocated to the General Account in regard to any or all outstanding Policies. Such adjustments may not be uniform as to all Policies.

Until the end of the "Right to Examine Policy" period (see Right to Examine Policy), all Net Premiums automatically will be allocated to the Division that invests in the Money Market Fund. (See Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value.)

To the extent Net Premiums are allocated to the Divisions of the Separate Account, the Cash Value will, and the death benefit may, vary with the investment performance of the chosen Division. To the extent Net Premiums are allocated to the General Account, the Cash Value will accrue interest at a guaranteed minimum rate. (See The General Account.) Thus, depending upon the allocation of Net Premiums, investment risk over the life of a Policy may be borne by the Owner, by the Company, or by both.

Subject to certain restrictions, an Owner may transfer Cash Value among the Divisions of the Separate Account or, if available, between the Separate Account and the General Account. Currently, no charge is assessed for transfers. The Company reserves the right to revoke or modify the transfer privilege. (See Policy Rights--Transfers.)

Charges and Deductions. A premium tax charge will be deducted from each premium payment prior to allocation. The premium tax charge consists of a charge to cover state premium taxes and a charge to cover the Company's Federal income tax costs attributable to the amount of premiums received.
The charge to cover state premium taxes is 2.10%, and the charge to cover the Company's Federal income tax costs attributable to the amount of premiums received is 1.25%. The amount of these charges is subject to increase under certain circumstances. (See Charges and Deductions--Premium Tax Charges.)

A Contingent Deferred Sales Charge to compensate for sales expenses may be assessed against the Cash Value under a Policy upon a surrender, a partial withdrawal, a lapse, or a decrease in Face Amount.

For a period of up to 15 years after the Issue Date or the effective date of a Face Amount increase, the Company will impose a Contingent Deferred Sales Charge ("CDSC") upon surrender, lapse, or a requested decrease in Face Amount. The Company will also impose the CDSC upon a partial withdrawal that results in a decrease in Face Amount. The amount of the CDSC will depend upon a number of factors, including the type of event (surrender, lapse, or decrease in Face Amount), the amount of premium payments made under the Policy prior to the event, and the number of Policy Years having elapsed since the Policy was issued or the Face Amount was increased, as applicable.

A separate CDSC applies to the initial Face Amount and to each increase in Face Amount and is deducted whenever (and to the extent that) a surrender, lapse, or Face Amount decrease affects the applicable increment of Face Amount. The length of time over which a CDSC will apply to any increment of Face Amount will depend upon the Attained Age of the Insured on the Issue Date or the effective date of the increase, as applicable, and the Insured's sex and risk class.

The CDSC will equal the CDSC grading percentage multiplied by the sum of (1) and (2) where:

(1) is 40% of the lesser of the premium payments made or the Target Premium for the Policy, excluding any riders, and

(2) is the Excess Premium Surrender Charge Factor multiplied by premium payments made in excess of the Target Premium for the Policy, excluding any riders.

With regard to a Face Amount increase:

(1) is 40% of the lesser of the premium payments attributable to the increase or the Target Premium for the increase, and

(2) is the Excess Premium Surrender Charge Factor multiplied by premium payments attributable to the increase in excess of the Target Premium for the increase.

The CDSC grading percentages and the Excess Premium Surrender Charge Factors are described elsewhere in this Prospectus. The Excess Premium Surrender Charge Factors vary with the Attained Age, sex, and risk class of the Insured. In addition, the CDSC is limited to amounts less than the foregoing during the first two Policy Years or the first two Policy Years following an increase in Face Amount, as applicable. (See Policy Rights--Surrender and Partial Withdrawals, Policy Benefits--Death Benefit, and Charges and Deductions--Contingent Deferred Sales Charge.) Reductions in the Contingent Deferred Sales Charge are available in some situations. (See Reduction of Charges.)

On each Monthly Anniversary, the Cash Value will be reduced by the monthly deduction consisting of:

(1) a monthly administrative charge of $13.00 ($156.00 per year) during the first twelve Policy

Months, and $6.00 per month ($72.00 per year) thereafter, to compensate the Company for the continuing administrative costs of the Policy;

(2) a Selection and Issue Expense Charge of $.16 per Policy Month for each $1,000 of Face Amount in the first Policy Year and $.01 per Policy Month for each $1000 of Face Amount in subsequent Policy Years (see Charges and Deductions--Monthly Deduction);

(3) a monthly charge for the cost of insurance (see Charges and Deductions--Monthly Deduction); and

(4) a charge for the cost of any additional benefits provided by rider. A daily charge of .002455% (an effective annual rate of .90%) of the net assets of each Division of the Separate Account will be imposed for the Company's assumption of certain mortality and expense risks incurred in connection with the Policies. (See Charges and Deductions--Separate Account Charges.)

The Company may make a charge for any taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal Tax Matters.)

The operating expenses of the Separate Account are paid by General American. Investment advisory fees and other operating expenses of the Funds are paid by the Funds and are reflected in the value of the assets of the corresponding Division of the Separate Account. For a description of these charges, see Charges and Deductions--Separate Account Charges.

Currently, there are no transaction charges to cover the administrative costs of processing partial withdrawals or transfers of Cash Value between Divisions of the Separate Account. In contracts with the General Account option, there are no transaction charges to cover the administrative costs of processing transfers of Cash Value between the Separate and General Accounts. However, the Company reserves the right to impose such charges in the future. In addition, transfers and withdrawals are subject to restrictions relative to amount and frequency. (See Payment and Allocation of Premiums--Allocation of Net Premiums and Cash Value, Policy Rights--Surrender and Partial Withdrawals, and The General Account.)

Premiums. An Owner has considerable flexibility concerning the amount and frequency of premium payments. A Policy will not become effective until the Owner has paid an Initial Premium equal to one-twelfth (1/12) of the "Initial Annual Premium" for the Policy. This amount will be different for each Policy. Thereafter, an Owner may, subject to certain restrictions, make premium payments in any amount and at any frequency. The Owner may also determine a planned premium payment schedule. The schedule would provide for a premium payment of a level amount at a fixed interval over a specified period of time. An Owner need not, however, adhere to the planned premium payment schedule. For policies issued as a result of a term conversion from certain General American term policies, the Company requires the Owner to pay an Initial Premium, which combined with conversion credits given, if any, will equal one full "Initial Annual Premium" for the Policy. (See Payment and Allocation of Premiums.)

A Policy will lapse only when the Cash Surrender Value is insufficient to pay the monthly deduction (See Charges and Deductions--Monthly Deduction) and a grace period expires without a sufficient payment by the Owner. (See Payment and Allocation of Premiums--Policy Lapse and Reinstatement.)

Death Benefit. A death benefit is payable to the named Beneficiary when the Insured under a Policy dies. Three death benefit options are available. Under Death Benefit Option A, the death benefit is the Face Amount of the Policy or, if greater, the applicable percentage of Cash Value. Under Death Benefit Option B, the death benefit is the Face Amount of the Policy plus the Cash Value or, if greater, the applicable percentage of Cash Value. Under the Death Benefit Option C, the death benefit is the Face Amount of the Policy or, if greater, the Cash Value multiplied by the Attained Age factor. So long as the Policy remains in force, the minimum death benefit under any death benefit option will be at least the current Face Amount. The death benefit will be increased by any unpaid dividends determined prior to the Insured's death (see Dividends) and by the amount of the cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. The death benefit will be paid according to settlement options available at the time of death. (See Policy Benefits--Death Benefit.)

The minimum Face Amount at issue is $50,000 under the Company's current rules. Subject to certain restrictions, the Owner may change the Face Amount and the death benefit option. In certain cases evidence of insurability may be required. (See Change in Death Benefit Option and Change In Face Amount and Additional Coverage from Riders.)

Additional insurance benefits offered under the Policy include a waiver of specified premium rider, a waiver of monthly deduction rider, a children's life insurance rider, an additional insured family term rider, a guaranteed option to increase the Face Amount rider, an accidental death benefit rider, a guaranteed survivor purchase option rider, a supplemental coverage term rider, and an increasing benefit rider. (See General Matters--Additional Insurance Benefits.) The cost of these additional insurance benefits will be deducted from the Cash Value as part of the monthly deduction. (See Charges and Deductions--Monthly Deduction.)

Cash Value. The Cash Value of the policy equal to the total of the Policy's Cash Value in the Separate Account, the Loan Account (securing Policy
Loans), and, in certain contracts, the General Account. A Policy's Cash Value will reflect the amount and frequency of Net Premium payments, the investment performance of any selected Divisions of the Separate Account, any Policy Loans, any partial withdrawals, and the charges imposed in connection with the Policy. (See Policy Benefits--Cash Value.) There is no minimum guaranteed Cash Value.

Policy Loans. After the first Policy Anniversary, an Owner may borrow against the Cash Value of a Policy. The maximum amount that may be borrowed under a Policy ("the Loan Value") is 90% of the Cash Value of the Policy on the date the loan request is received, less interest to the next Policy Anniversary, less any outstanding Indebtedness, less any surrender charges, and less monthly deductions to the next Policy Anniversary. Loan interest is payable on each Policy Anniversary, and all outstanding Indebtedness will be deducted from proceeds payable at the Insured's death, upon the exercise of a settlement option, or upon surrender.

A Policy Loan will be allocated among the General Account (if available) and the various Divisions of the Separate Account. When a loan is allocated from the Division(s) of the Separate Account, a portion of the Policy's Cash Value in the Division(s) of the Separate Account sufficient to secure the loan will be transferred to the Loan Account as security for the loan. Therefore, a loan may have impact on the Policy's Cash Value even if it is repaid. A Policy Loan may be repaid in whole or in part at any time while the Policy is in force. (See Policy Rights--Loans.) Loans taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

Surrender and Partial Withdrawals. At any time that a Policy is in force, an Owner may elect to surrender the Policy and receive its Cash Surrender Value plus the value of any unpaid dividends determined prior to the surrender. After the first year, an Owner may also request a partial withdrawal of the Cash Surrender Value. When the death benefit is not based on an applicable percentage of the Cash Value, a partial withdrawal reduces the death benefit payable under the Policy by an amount equal to the reduction in the Policy's Cash Value. A surrender or a partial withdrawal may have Federal income tax consequences. (See Federal Tax Matters.)

Right to Examine Policy. The Owner has a limited right to return a Policy for cancellation within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older), within 45 days after the application is signed, or within 10 days after the Company mails a notice of this cancellation right, whichever is latest. If a Policy is canceled within this time period, a refund will be paid which will equal all premiums paid under the Policy, except in Kansas. The Owner also has a similar right to cancel a requested increase in Face Amount. Upon cancellation of an increase, the additional charges deducted in connection with the increase will be added to the Cash Value. (See Policy Rights--Right to Examine Policy.)

Illustrations of Death Benefits and Cash Surrender Values. Illustrations on pages A-2 to A-19 in Appendix A show how death benefits and Cash Surrender Values may vary based on certain rate of return assumptions and how these benefits compare with amounts which would accumulate if premiums were invested to earn interest at 5% compounded annually. If a Policy is surrendered in the early Policy Years, the Cash Surrender Value payable will be low as compared to premiums accumulated at interest, and consequently the insurance protection provided prior to surrender will be costly. You may make a written request for a projection of illustrated future Cash Values and death benefits for a nominal fee not to exceed $25.00.

Tax Consequences of the Policy. If a Policy is issued on the basis of a standard premium class or on a guaranteed or simplified issue basis, while limited guidance exists, the Company believes that the Policy should qualify as a life insurance contract for Federal income tax purposes. However, if a Policy is issued on a substandard basis, it is unclear whether or not such a Policy would qualify as a life insurance contract for Federal income tax purposes. Assuming that the Policy qualifies as a life insurance contract for Federal income tax purposes, the Company believes the Cash Value of the Policy should be subject to the same Federal income tax treatment as the Cash Value of a conventional fixed-benefit contract. If so, the Owner is not considered to be in constructive receipt of the Cash Value under the Policy until there is a distribution. A change of Owners, a surrender, a partial withdrawal, a lapse with outstanding Indebtedness, or an exchange may have tax consequences, such as making the Policy a modified endowment contract, depending on the particular circumstances. (See Federal Tax Matters.)

A Policy may be treated as a "modified endowment contract" depending upon the amount of premiums paid in relation to the death benefit. If the Policy is a modified endowment contract, then all pre-death distributions, including Policy Loans and due but unpaid loan interest, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 taxable income from such distributions generally will be subject to a 10% additional tax. A prospective Owner should contact a competent tax advisor before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract, and before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

If the Policy is not a modified endowment contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10.0% additional tax. (See Federal Tax Matters.)

Dividends. While a Policy is in force, it may share in the divisible surplus of the Company. Each year the Company will determine the share of divisible surplus accruing to a Policy and will distribute the surplus as a dividend. The Company is not obligated to pay dividends on the Policies. (See Dividends.)

This Prospectus describes only those aspects of the Policies that relate to the Separate Account, except where General Account matters are specifically mentioned. For a brief summary of the aspects of the Policies relating to the General Account, see The General Account.

                     THE COMPANY AND THE SEPARATE ACCOUNT

                                  The Company

General American Life Insurance Company ("General American" or "the Company") was originally incorporated as a Missouri stock life insurance company in 1933. In 1936, General American initiated a program to convert to a mutual life insurance company. In 1997, General American's policyholders approved a reorganization of the Company into a mutual holding company structure under which General American became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company. GenAmerica is wholly owned by General American Mutual Life Insurance Company, a mutual holding company organized under Missouri Law. The mutual holding company structure retains mutuality as General American's ultimate parent company is wholly owned by General American's policyholders.

General American is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1997, it had consolidated assets of approximately $24 billion. It is admitted to do business in 49 states, the District of Columbia, Puerto Rico, and in 10 Canadian provinces. The principal offices of General American are at 700 Market Street, St. Louis, Missouri 63101. The mailing address of General American's service center ("the Home Office") is P.O. Box 14490, St. Louis, Missouri 63178.

                             The Separate Account

General American Life Insurance Company Separate Account Eleven ("the Separate Account") was established by General American as a separate investment account on January 24, 1985 under Missouri law. The Separate Account will receive and invest the Net Premiums paid under this Policy and allocated to it. In addition, the Separate Account currently receives and invests Net Premiums for other classes of flexible premium variable life insurance policies and might do so for additional classes in the future.

The Separate Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act") and meets the definition of a "separate account" under Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or General American by the SEC.

The Separate Account currently is divided into eighteen Divisions. The Divisions available under the Policy invest in corresponding Funds from one of five open-end, diversified management investment companies: (1) General American Capital Company, (2) Russell Insurance Funds, (3)Variable Insurance Products Fund, (4) Variable Insurance Products Fund II, and (5) Van Eck Worldwide Insurance Trust. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business General American may conduct.

Although the assets of the Separate Account are the property of General American, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which General American may conduct. The assets of the Separate Account are available to cover the general liabilities of General American only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, the Company may transfer to its General Account any assets of the Separate Account that exceed the reserves and the Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy value allocated to the Separate Account under the Policies). Before making any such transfers, General American will consider any possible adverse impact the transfer may have on the Separate Account.

                       General American Capital Company

General American Capital Company ("the Capital Company") is an open-end, diversified management investment company which was incorporated in Maryland on November 15, 1985, and commenced operations on October 1, 1987. Only the Capital Company Funds described in this section of the Prospectus are currently available as investment choices for this Policy even though additional Funds may be described in the prospectus for Capital Company. Shares of Capital Company are currently offered to separate accounts established by General American Life Insurance Company and affiliates. The Capital Company's investment advisor is Conning Asset Management Company ("the Advisor"), an indirect majority-owned subsidiary of General American. The Advisor selects investments for the Funds.

The investment objectives and policies of each Fund are summarized below:

S & P 500 Index Fund: The investment objective of this Fund is to provide investment results that parallel the price and yield performance of publicly-traded common stocks in the aggregate. The Fund uses the Standard & Poor's 500 Composite Stock Price Index ("the S&P Index") as its standard for performance comparison. The Fund attempts to duplicate the performance of the S&P Index and includes dividend income as a component of the Fund's total return.

Money Market Fund: The investment objective of this Fund is to provide the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity. The Fund invests primarily in high-quality, short-term money market instruments.

Bond Index Fund: The investment objective of this Fund is to provide a rate of return that reflects the performance of the publicly-traded bond market as a whole. The Fund uses the Lehman Brothers Government/Corporate Bond Index as its standard for performance comparison.

Effective October 1, 1992, a change in the objectives and investment policies took place relative to what was previously offered as the Intermediate Bond Fund. That change was approved by the shareholders of the Fund at the General American Capital Company annual shareholder meeting on July 22, 1992. All historical financial information contained within this Prospectus and in the accompanying financial statements relating to the Intermediate Bond Fund report on its operations under its objectives. The successor to the Intermediate Bond Fund is the Bond Index Fund.

Because the investment objectives of the Bond Index Fund differ from those of the Intermediate Bond Fund, the historical financial data of the Intermediate Bond Fund should not be viewed as historical financial data of the Bond Index Fund.

Managed Equity Fund: The investment objective of this Fund is long-term growth of capital, obtained by investing primarily in common stocks. Securing moderate current income is a secondary objective.

Asset Allocation Fund: The investment objective of this Fund is a high rate of long-term total return, composed of capital growth and income payments. Preservation of capital is the secondary objective and chief limit on investment risk. The Fund will invest only in those types of securities that the other Capital

Company Funds may invest in. The Asset Allocation Fund may be invested in common stocks, in bonds, in money market instruments, or in a combination thereof consistent with guidelines established from time to time by Capital Company's Board of Directors.

International Index Fund: The investment objective of this Fund is to obtain investment results that parallel the price and yield performance of publicly-traded common stocks included in the Morgan Stanley Capital International ("MSCI") Europe, Australia and Far East Index ("EAFE").

Mid-Cap Equity Fund: The investment objective of this Fund is capital appreciation. It pursues this objective by investing primarily in common stocks of United States-based, publicly traded companies with medium market capitalizations falling within the capitalization range of the S&P Mid-Cap 400 at the time of the Fund's investment.

Small-Cap Equity Fund: The investment objective of this fund is to provide a rate of return that corresponds to the performance of the common stock of small companies, while incurring a level of risk that is generally equal to the risks associated with small company common stock. The Fund attempts to duplicate the performance of the smallest 20% of companies, based on capitalization size, that are based in the United States and listed on the New York Stock Exchange ("NYSE").

                            Russell Insurance Funds

Russell Insurance Funds ("RIF") is organized as a Massachusetts business trust under a Master Trust Agreement dated July 11, 1996. RIF is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment Funds, which interests may be offered in one or more classes. RIF is a diversified open end management investment company, commonly known as a "mutual fund." Frank Russell Company, which is a consultant to RIF, has been primarily engaged since 1969 in providing asset management consulting services to large corporate employee benefit funds. Major components of its consulting services are: (i) quantitative and qualitative research and evaluation aimed at identifying the most appropriate investment management firms to invest large pools of assets in accord with specific investment objectives and styles; and (ii) the development of strategies for investing assets using "multi-style, multi-manager diversification." This is a method for investing large pools of assets by dividing the assets into segments to be invested using different investment styles, and selecting money managers for each segment based upon their expertise in that style of investment. General management of RIF is provided by Frank Russell Investment Management Company, a wholly-owned subsidiary of Frank Russell Company, which furnishes officers and staff required to manage and administer RIF on a day-to-day basis.

The investment objectives and policies of each Fund are summarized below:

Multi-Style Equity Fund: The investment objective of this Fund is to provide income and capital growth by investing principally in equity securities.

Aggressive Equity Fund: This Fund seeks to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from the Multi-Style Equity Fund while still investing in equity securities.

Non-U.S. Fund: This Fund's objective is to provide favorable total return and additional diversification for U.S. investors by investing primarily in equity and fixed-income securities of non-U.S. companies, and securities issued by non-U.S. governments.

Core Bond Fund: This Fund's objective is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market. The Fund invests in fixed-income securities.

                       Variable Insurance Products Fund

Variable Insurance Products Fund ("VIP") is an open-end, diversified management investment company organized as a Massachusetts business trust on November 13, 1981. Only the Funds described in this section of the Prospectus are currently available as investment choices for this Policy even though additional Funds may be described in the prospectus for VIP. VIP shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts, is the Fund's Manager.

The investment objective and policies of each Fund are summarized below:

High Income Portfolio: The investment objective of this Fund is to seek a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. Lower-rated securities, commonly referred to as "junk bonds", involve greater risk of default or price change than securities assigned a higher quality rating.

Equity-Income Portfolio: The investment objective of this Fund is to seek reasonable income by investing primarily in income-producing equity securities. In choosing these securities, FMR also will consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index.

Growth Portfolio: The investment objective of this Fund is to seek capital appreciation. The Fund normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.

Overseas Portfolio: The investment objective of this Fund is to seek long-term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

                      Variable Insurance Products Fund II

Variable Insurance Products Fund II ("VIP II") is an open-end, diversified management investment company organized as a Massachusetts business trust on March 21, 1988. Only the Fund described in this section of the Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus for VIP II. VIP II shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. FMR is the Fund's manager.

The investment objective and policies of the Fund are summarized below:

Asset Manager Portfolio: The investment objective of this Fund is to seek a high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds, and short-term fixed income instruments.

                       Van Eck Worldwide Insurance Trust

Van Eck Worldwide Insurance Trust ("Van Eck") is an open-end management investment company organized as a Massachusetts business trust on January 7, 1987. Only the Fund described in this section of the Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus for Van Eck. Shares of Van Eck are offered only to separate accounts of various insurance companies to support benefits of variable insurance and annuity policies. The assets of Van Eck are managed by Van Eck Global Corporation of New York, New York.

The investment objectives and policies of the Fund are summarized below:

Worldwide Hard Assets Fund: The investment objective of the Fund is to seek long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production, and distribution of one or more of the following: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) oil and gas, (iv) forest products, (v) real estate, and (vi) other basic non-agricultural commodities (together "Hard Assets"). Current income is not an objective.

There is no assurance that any of the Funds will achieve its stated objective. It is conceivable that in the future it may be disadvantageous for Funds to offer shares to separate accounts of various insurance companies to serve as the investment medium for their variable products or for both variable life and annuity separate accounts to invest simultaneously in Capital Company. The Board of Trustees of FMR, the Board of Trustees of Van Eck, the Board of Directors of Capital Company, the Board of Directors of Russell, the respective advisors of each Fund, and the Company and any other insurance companies participating in VIP, VIP II, Van Eck, Russell and Capital Company are required to monitor events to identify any material irreconcilable conflicts that may possibly arise, and to determine what action, if any, should be taken in response to those events or conflicts. A more detailed description of the Funds, their investment policies, restrictions, risks, and charges is in the prospectuses for VIP, VIP II, Van Eck, Russell and Capital Company, which must accompany or precede this Prospectus and which should be read carefully.

              ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds and to substitute shares of another Fund of Capital Company, Russell, VIP, VIP II, or Van Eck, or of another registered open-end investment company, if the shares of a Fund are no longer available for investment, or if in its judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund or of Capital Company, Russell, VIP, VIP II, or Van Eck, or in shares of another investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement, and offer conversion options required by law, if any. The Company will notify all Owners of any such changes.

If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) de-registered under that Act in the event such registration is no longer required; or (c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

                                POLICY BENEFITS

                                 Death Benefit

As long as the Policy remains in force (See Payment and Allocation of Premiums--Policy Lapse and Reinstatement), the Company will, upon receipt of proof of the Insured's death at its Home Office, pay the death benefit in a lump sum. The amount of the death benefit payable will be determined at the end of the Valuation Period during which the Insured's death occurred. The death benefit will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides three death benefit options: "Death Benefit Option A", "Death Benefit Option B", and "Death Benefit Option C". The death benefit under all options will never be less than the current Face Amount of the Policy as long as the Policy remains in force. (See Payment and Allocation of Premiums--Policy Lapse and Reinstatement.) The minimum Face Amount currently is $50,000.

Death Benefit Option A. Under Death Benefit Option A, the death benefit is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option A, the death benefit will remain level at the Face Amount unless the Applicable Percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. (See Illustrations of Death Benefits and Cash Values, Appendix A.)

Death Benefit Option B. Under Death Benefit Option B, the death benefit is equal to the current Face Amount plus the Cash Value of the Policy on the date of death or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Death Benefit Option A: 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option B, the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). (See Illustrations of Death Benefits and Cash Values, Appendix A.)

                  Applicable Percentage of Cash Value Table<F*>
             -------------------------------------------------------
                    Insured Age          Percentage of Cash
                                                 Value
             -------------------------------------------------------
                       0 to 40                   250%
             -------------------------------------------------------
                         45                      215%
             -------------------------------------------------------
                         50                      185%
             -------------------------------------------------------
                         55                      150%
             -------------------------------------------------------
                         60                      130%
             -------------------------------------------------------
                         65                      120%
             -------------------------------------------------------
                         70                      115%
             -------------------------------------------------------
                       75-90                     105%
             -------------------------------------------------------
                    94 and older                 101%
             -------------------------------------------------------

<F*>For ages that are not shown on the table, the applicable percentage multiples will decrease by a ratable portion for each full year.

Death Benefit Option C. Under Death Benefit Option C, the death benefit is equal to the current Face Amount of the Policy or, if greater, the Cash Value on the date of death multiplied by the "Attained Age factor" (a list of sample Attained Age factors is shown in the Sample Attained Age Factor Table below). Accordingly, under Death Benefit Option C, the death benefit will remain level at the Face Amount unless the Cash Value multiplied by the Attained Age factor exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. (See Illustrations of Death Benefits and Cash Values, Appendix A.)

                                Death Benefit Option C Sample Attained Age Factor Table<F*>
-----------------------------------------------------------------------------------------------------------------------
 Insured                     Male                          Male                   Female                   Female
 Attained                Lives Factor                  Lives Factor             Lives Factor            Lives Factor
   Age                     Nonsmoker                      Smoker                 Nonsmoker                 Smoker
-----------------------------------------------------------------------------------------------------------------------
   20                       7.04625                       5.70592                 8.03974                 7.06035
-----------------------------------------------------------------------------------------------------------------------
   25                       6.05114                       4.92067                 6.81914                 5.98942
-----------------------------------------------------------------------------------------------------------------------
   30                       5.14023                       4.19324                 5.77002                 5.07111
-----------------------------------------------------------------------------------------------------------------------
   35                       4.34146                       3.55672                 4.87119                 4.29400
-----------------------------------------------------------------------------------------------------------------------
   40                       3.66645                       3.02488                 4.11828                 3.64676
-----------------------------------------------------------------------------------------------------------------------
   45                       3.10793                       2.59310                 3.49830                 3.12711
-----------------------------------------------------------------------------------------------------------------------
   50                       2.64629                       2.24502                 2.98426                 2.70185
-----------------------------------------------------------------------------------------------------------------------
   55                       2.26818                       1.96426                 2.55836                 2.34994
-----------------------------------------------------------------------------------------------------------------------
   60                       1.96389                       1.74181                 2.20532                 2.05662
-----------------------------------------------------------------------------------------------------------------------
   65                       1.72123                       1.56496                 1.91023                 1.80744
-----------------------------------------------------------------------------------------------------------------------
   70                       1.53188                       1.42835                 1.67283                 1.60606
-----------------------------------------------------------------------------------------------------------------------
   75                       1.38673                       1.32212                 1.48109                 1.44005
-----------------------------------------------------------------------------------------------------------------------
   80                       1.28057                       1.24518                 1.33746                 1.31577
-----------------------------------------------------------------------------------------------------------------------
   85                       1.20158                       1.18661                 1.23110                 1.22199
-----------------------------------------------------------------------------------------------------------------------
   90                       1.14546                       1.14189                 1.15634                 1.15435
-----------------------------------------------------------------------------------------------------------------------
   95                       1.08918                       1.08918                 1.09058                 1.09058
-----------------------------------------------------------------------------------------------------------------------

<F*>In the first year, the factor may be slightly higher and may vary by risk class.

Change In Death Benefit Option. After the first Policy Anniversary, if the Policy was issued with either Death Benefit Option A or Death Benefit Option B, the death benefit option may be changed. The option may be changed once each Policy Year, and a request for change must be made to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request. A change in death benefit option may have Federal income tax consequences. (See Federal Tax Matters).

A Death Benefit Option A Policy may change its death benefit option to Death Benefit Option B. The Face Amount will be decreased to equal the death benefit less the Cash Value on the effective date of change. A Death Benefit Option B Policy may change its death benefit option to Death Benefit Option
A. The Face Amount will be increased to equal the death benefit on the effective date of change. A Policy issued under Death Benefit Option C may not change to either Death Benefit Option A nor Death Benefit Option B for the entire lifetime of the Policy. Similarly, a Policy issued under either Death Benefit Option A or Death Benefit Option B may not change to Death Benefit Option C for the lifetime of the Policy.

Satisfactory evidence of insurability must be submitted to the Company in connection with a request for a change from Death Benefit Option A to Death Benefit Option B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See Monthly Deduction--Cost of Insurance.)

Change in Face Amount and Additional Coverage From Riders. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy once each Policy Year, but not before the first Policy Anniversary. A written request is required for a change in the Face Amount. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See Monthly Deduction--Cost of Insurance.) A change in the Face Amount of a Policy may have Federal income tax consequences, including conversion of the Policy into a modified endowment contract. (See Federal Tax Matters.)

For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. An application for an increase must be received by the Company. If approved, the increase will become effective as of the Monthly Anniversary on or following receipt of the application by the Company. In addition, the Insured must have an Attained Age of not greater than 80 on the effective date of the increase. The increase may not be less than $5,000. Although an increase need not be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction. To the extent the Cash Surrender Value is not sufficient, an additional premium must be paid. (See Charges and Deductions--Monthly Deduction.) An increase in Face Amount will result in certain additional charges. (See Charges and Deductions--Monthly Deduction.) For the Owner's rights upon an increase in Face Amount, see Policy Rights--Right to Examine Policy. Owners should consult their sales representative before deciding whether to increase coverage by increasing the Face Amount of a Policy.

An Owner also may increase insurance coverage without increasing the Policy's Face Amount by purchasing a lower cost Supplemental Coverage Term Rider ("SCTR") at the time the Policy is issued. A SCTR increases the death benefit under a Policy by the face amount of the rider. In addition, a SCTR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse), and no additional Contingent Deferred Sales Charge is assessed in connection with a SCTR. (See Additional Insurance Benefits--Supplemental Coverage Term Rider.) Owners should consult their sales representative when deciding whether to purchase a SCTR at the time the Policy is issued.

An Owner may increase a Policy's Face Amount (and the coverage under a SCTR, if one was purchased) on a systematic basis by purchasing an Increasing Benefit Rider ("IBR") at the time the Policy is issued. An IBR provides generally for automatic annual increases in Face Amount (and in any SCTR) until the Insured attains age 65. (See Additional Insurance Benefits--Increasing Benefit Rider.)

Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000, and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount. If following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (See Payment and Allocation of Premiums), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements.

Solely for the purpose of maintaining compliance with the maximum premium limitations under the Internal Revenue Code of 1986, as amended ("the Code"), insurance coverage provided by a SCTR will be treated as part of the Face Amount of a Policy. Decreases in Face Amount will be applied in the following order:

(1) to any Face Amount increases resulting from a change from Death Benefit Option B to Death Benefit Option A; then to

(2) any requested increases in Face Amount, starting with the most recent increase, followed by the next most recent increase successively; then to

(3) any automatic increases to the initial Face Amount resulting from the IBR; then to

(4)  the initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (See Monthly Deduction--Cost of Insurance), and whether and in what amount a surrender charge will be deducted. If the decrease in Face Amount is made against a Policy that was subject to a surrender charge and which has been in force for less than fifteen Policy Years, then a surrender charge will be assessed against all Divisions and the General Account proportionately. (See Charges and Deductions--Contingent Deferred Sales Charge.)

Owners may reduce or cancel coverage under a SCTR separately from the Face Amount of a Policy. Likewise, the Face Amount of a Policy may be decreased without reducing the coverage of any SCTR. In the event, however, that an Owner who has a SCTR requests a reduction in coverage without specifying whether the SCTR coverage or the Face Amount should be reduced, the SCTR coverage will be reduced first followed by the Face Amount (in the order shown above for Face Amount reductions) as follows:

(1)  any automatic increases to the SCTR resulting from an IBR; then to

(2)  any SCTR coverage.

Because no CDSC is assessed in connection with a reduction of coverage under a SCTR, such a reduction may be less expensive than a decrease in Face Amount if that increment of Face Amount would be subject to a CDSC. On the other hand, continuing coverage on such an increment of Face Amount may have a cost of insurance that is higher than the same amount of coverage under the SCTR. Owners should consult their sales representative before deciding whether to reduce Face Amount or SCTR coverage under a Policy.

Payment of the Death Benefit. The death benefit under the Policy will ordinarily be paid in a lump sum within seven days after the Company receives all documentation required for such a payment. Payment may, however, be postponed in certain circumstances. (See General Matters--Postponement of Payments from the Separate Account.) The death benefit will be increased by any unpaid dividends determined prior to the Insured's death, and by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See General Matters--Additional Insurance Benefits, Dividends, and Charges and Deductions.) The Company will pay interest on the death benefit from the date of the Insured's death to the date of payment. Interest will be at an annual rate determined by the Company, but will never be less than the guaranteed rate of 4.0%. Provisions for settlement of the death benefit other than a lump sum payment may only be made upon written agreement with the Company.

                                  Cash Value

      The Cash Value of the Policy is equal to the total of the amounts credited to the Owner in the Separate Account, the Loan Account (securing Policy Loans), and, in certain contracts, the General Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account as measured by each Division's Net Investment Factor (defined below), the frequency and amount of Net Premiums paid, transfers, partial withdrawals, loans, and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See Policy Rights--Surrender, and Partial Withdrawals.) The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Value in each Division. There is no guaranteed minimum Cash Value.

Determination of Cash Value. Cash Value is determined on each Valuation Date. On the Investment Start Date, the Cash Value in a Division will equal the portion of any Net Premium allocated to the Division, reduced by the portion allocated to that Division of the monthly deduction(s) due from the Issue Date through the Investment Start Date. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See Payment and Allocation of Premiums.) Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

(1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined on the next page) for the current Valuation Period; plus

(2) Any Net Premium payments received during the current Valuation Period which are allocated to the Division; plus

(3) Any loan repayments allocated to the Division during the current Valuation Period; plus

(4) Any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus

(5) That portion of the interest credited on outstanding loans which is allocated to the Division during the current Valuation Period; minus

(6) Any amounts transferred from the Division to the General Account or to another Division during the current Valuation Period (including any transfer charges); minus

(7) Any amount transferred from the Division to the Loan Account during that Valuation Period; minus

(8) Any partial withdrawals from the Division during the current Valuation Period; minus

(9) Any withdrawal or surrender charges incurred during the current Valuation Period attributed to the Division in connection with a partial withdrawal or decrease in face amount; minus

(10) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See Charges and Deductions.)

Net Investment Factor. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation Period is calculated as follows:

(1)  The value of the assets at the end of the preceding Valuation Period;
plus

(2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

(3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4) Any amount charged against each Division for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by the Company to be properly attributable to the Divisions of the Separate Account, or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

(5) A charge equal to .002455% of the average net assets for each day in the Valuation Period. This is equivalent to an effective annual rate of 0.90% for mortality and expense risks; divided by

(6)  The value of the assets at the end of the preceding Valuation Period.

                                 POLICY RIGHTS

                                     Loans

Loan Privileges. After the first Policy Anniversary, the Owner may, by written request to General American, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. A loan taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

The Loan Value is 90% of the Cash Value of the Policy on the date the loan request is received, less interest to the next Policy Anniversary, less anticipated monthly deductions to the next loan interest due date, less any outstanding Indebtedness, and less any surrender charges. If required by state law, the Policy's Loan Value may be a greater percentage of the Cash Value as described in the Policy.

Policy Loan interest is payable on each Policy Anniversary. The minimum amount that may be borrowed is $500. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after General American receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See General Matters--Postponement of Payments from the Separate Account.)

When a Policy Loan is made, Cash Value equal to the amount of the loan will be transferred to the Loan Account as security for the loan. A Loan Subaccount exists within the Loan Account for the General Account and each Division of the Separate Account. Amounts transferred to the Loan Account to secure

Indebtedness are allocated to the appropriate Loan Subaccount to reflect its origin. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account, if any, bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the General Account and Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions to or from the General Account.

Cash Value in the Loan Account is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy Loan ("the borrowing rate"). In Policy Years one through ten, Cash Value in the Loan Account will accrue interest daily at an earnings rate which is the greater of (a) an annual rate of 4.0% ("the guaranteed earnings rate") or (b) a current rate determined by us ("the discretionary earnings rate"). The Company may change the discretionary earnings rate on Policy Loans at any time in its sole discretion. Currently, we accrue interest at a discretionary earnings rate which is .85% less than the borrowing rate we
charge for Policy Loan interest.   The difference between the rate of
interest earned and the borrowing rate is the "Loan Spread". The .85% Loan Spread mentioned above is currently in effect and is not guaranteed.

Beginning in the eleventh Policy Year, we guarantee that the Loan Spread will not exceed .50% ("the guaranteed loan spread"). Beginning in the eleventh Policy Year and thereafter, the Loan Spread will be the lesser of (a) the guaranteed loan spread or (b) a current loan spread determined by us ("the discretionary loan spread"). The Company may change the discretionary loan
spread at any time in its sole discretion.   Currently the discretionary loan
spread beginning in the eleventh Policy Year is .25%, but this discretionary loan spread is not guaranteed.

Interest earned on the Cash Value held in the Loan Account will be allocated on Policy Anniversaries to the General Account and the Divisions of the Separate Account in the same proportion that the Cash Value in each Loan Subaccount bears to the Cash Value in the Loan Account. The interest earned will also be allocated, as appropriate: (1) when a new Policy Loan is made;
(2) when a Policy Loan is partially or fully repaid; and (3) when an amount is needed to meet a monthly deduction.

Interest Charged. The borrowing rate we charge for Policy Loan interest will be based on an index. The indexed borrowing rate will never be more than the maximum loan rate permitted by law. More information on the borrowing rate is provided below.

General American will inform the Owner of the current borrowing rate when a Policy Loan is made. General American will also mail the Owner an advance notice if there is to be a change in the borrowing rate applicable to any outstanding Indebtedness.

Policy Loan interest is due and payable annually on each Policy Anniversary. If the Owner does not pay the interest when it is due, the unpaid interest will be added to the outstanding Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness. (See Effect of Policy Loans below.) The amount of Policy Loan interest which is transferred to the Loan Account will be deducted from the Divisions of the Separate Account and from the General Account in the same proportion that the portion of the Cash Value in each Division and in the General Account, respectively, bears to the total Cash Value of the Policy, minus the Cash Value in the Loan Account.

We determine the borrowing rate at the beginning of each Policy Year. The same rate applies to any outstanding Indebtedness and to any new Policy Loans made during the Policy Year. The borrowing rate determined by General American for a Policy Year may not exceed a Maximum Limit which is the greater of:

(1) The Published Monthly Average (defined below) for the calendar month ending two months before the beginning of the month in which the Policy Anniversary falls (example: for a Policy with a June Policy Anniversary, the March Published Average); or

(2)  Five Percent (5.0%).

The Published Monthly Average means:

(1) Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service; or

(2) If that average is no longer published, a substantially similar average, established by regulation issued by the insurance supervisory official of the state in which this Policy is issued.

If the Maximum Limit for a Policy Year, as determined in this manner, is at least .50% higher than the borrowing rate determined by General American for the previous Policy Year, General American may increase the borrowing rate up to the Maximum Limit. If the Maximum Limit for a Policy Year is at least
 .50% lower than the borrowing rate determined by General American for the previous Policy Year, General American will reduce the borrowing rate to no more than the Maximum Limit. Therefore, the borrowing rate we charge for Policy Loan interest will only change if the Published Monthly Average differs from the previous borrowing rate by at least .50%.

Effect of Policy Loans. Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy and may permanently affect the amount of the death benefit. The collateral for the loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Division(s), the Cash Value of the Policy will be lower as a result of the Policy Loan.
Conversely, if the Loan Account earnings rate is higher than the investment performance of the Division(s), the Cash Value of the Policy may be higher.

In addition, if the Indebtedness (See Definitions -- Indebtedness) exceeds the Cash Value minus the surrender charges on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See Policy Lapse and Reinstatement -- Lapse.) A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date the Indebtedness exceeds the Cash Value less any surrender charges, or 31 days after notice that a Policy will terminate unless a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated, subject to certain limitations. (See Payment and Allocation of Premiums--Policy Lapse and Reinstatement.)

Any outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Insured or surrender.

Repayment of Indebtedness. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in force. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account and the General Account in the same proportion that the Cash Value in each Loan Subaccount bears to Cash Value in the Loan Account. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness.

                       Surrender and Partial Withdrawals

At any time during the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy by sending a written request to the Company. After the first Policy Year, an Owner may make a partial withdrawal by sending a written request to the Company. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable from the Separate Account upon surrender or partial withdrawal will ordinarily be paid within seven days of receipt of the written request. (See General Matters--Postponement of Payments from the Separate Account.)

Surrenders. To effect a surrender, either the Policy itself must be returned to the Company along with the request or the request must be accompanied by a completed affidavit of loss, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value, plus any unpaid dividends determined prior to surrender (See Dividends.) to the Owner in a single sum. The Cash Surrender Value equals the Cash Value on the date of surrender, less any outstanding Indebtedness, and less any surrender charges (See Charges and Deductions--Contingent Deferred Sales Charge.) The Company will determine the Cash Surrender Value as of the date that an Owner's written request is received at the Company's Home Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. The Policy will terminate as of the date of surrender. The Insured must be living at the time of a surrender. A surrender may have Federal income tax consequences. (See Federal Tax Matters.)

Partial Withdrawals. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account and up to four partial withdrawals and transfers in any Policy Year from the General Account. A partial withdrawal may have Federal income tax consequences. (See Federal Tax Matters.)

The minimum amount of a partial withdrawal request, net of any applicable surrender charges, is the lesser of (a) $500 from a Division of the Separate Account or (b) the Policy's Cash Value in a Division. (See Charges and Deductions--Contingent Deferred Sales Charge.) Partial withdrawals made during a Policy Year may not exceed the following limits. The maximum amount that may be withdrawn from a Division of the Separate Account is the Policy's Cash Value in that Division, net of any applicable surrender charges. The total partial withdrawals and transfers from the General Account over the Policy Year may not exceed a maximum amount equal to the greater of (a) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy Year or
(b) the previous Policy Year's maximum amount.

The Owner may allocate the amount withdrawn plus any applicable surrender charges, subject to the above conditions, among the Divisions of the Separate Account and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received. If the limitations on withdrawals from the General Account will not permit this proportionate allocation, the Owner will be requested to provide an alternate allocation. (See The General Account.)

Generally, any surrender charges imposed in connection with a partial withdrawal will be allocated among the Divisions of the Separate Account and the General Account in the same proportion as the partial withdrawal is allocated. An Owner may request, however, that a surrender charge applicable to an amount withdrawn from a Division be paid from an Owner's Cash Value in another Division. No amount may be withdrawn that would result in there being insufficient Cash Value to meet any surrender charges that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value.

The death benefit will be affected by a partial withdrawal. If Death Benefit Option A or Death Benefit Option C is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face Amount by an amount equal to the partial withdrawal plus the applicable surrender charges resulting from that partial withdrawal. If the death benefit is based on a percentage of the Cash Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal plus the applicable surrender charges exceeds the difference between the death benefit and the Face Amount. If Death Benefit Option B is in effect, the Face Amount will not change.

The Face Amount remaining in force after a partial withdrawal may not be less than the minimum Face Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented.

If the Face Amount of a Policy has been increased or if a SCTR has been purchased, then a partial withdrawal which reduces the Face Amount will usually affect the way in which the cost of insurance charge is calculated, as different increments of Face Amount and coverage under a SCTR will often have different cost of insurance rates (See Monthly Deduction--Cost of Insurance.) Partial withdrawals will be applied, in the following order, to reduce:

(1)  the initial Face Amount (subject to the Policy's minimum Face Amount);
then to

(2) any automatic increases to the initial Face Amount resulting from an IBR; then to

(3) any requested increases in Face Amount starting with the oldest and proceeding to the next oldest, successively; then to

(4) any Face Amount increases resulting from a change from Death Benefit Option B to Death Benefit Option A; then to

(5)  any SCTR coverage; then to

(6)  any automatic increases to the SCTR resulting from the IBR.

The Company may change the minimum amount required for a partial withdrawal or the number of times partial withdrawals may be made.

Charges on Surrender, Partial Withdrawals, and Decreases. If a Policy is surrendered, the CDSC will apply. (See Charges and Deductions--Contingent Deferred Sales Charge.) A decrease in Face Amount may result in a charge. A decrease in Face Amount may decrease some or all of the initial Face Amount as well as any increases in Face Amount. As noted above, a partial withdrawal may cause a decrease in Face Amount and thus may result in a charge. The amount of the charge assessed because of a decrease in Face Amount is a portion of the charge that would be deducted upon surrender or lapse. The portion is based on the relationship between the decrease in

Face Amount and the initial Face Amount. Charges are described in more detail under Charges and Deductions--Contingent Deferred Sales Charge.

                                   Transfers

Under General American's current practices, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account and, for certain contracts, between the General Account and the Divisions. Transfers to and from the General Account are subject to restrictions. (See The General Account -- Transfers, Surrenders, Partial Withdrawals, and Policy Loans and The General Account -- General Description.) Requests for transfers from or among Divisions of the Separate Account may be in writing or by telephone. Transfers from or among the Divisions of the Separate Account may be made once each Policy Month and must be in amounts of at least $500 or, if smaller, the Policy's Cash Value in a Division. General American ordinarily will effectuate transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $500 or the entire Cash Value in a Division, whichever is smaller. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, General American will effectuate those transfers that do meet the requirements. Transfers resulting from Policy Loans or exercise of the conversion privilege will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy Month or Policy Year.

Requests may be made by telephone if the Owner has chosen to use General American's telephone transfer program. To elect this program, the Owner must complete a form provided by General American. General American reserves the right to cancel the telephone transfer program upon 30 days written notice.

Although General American currently intends to continue to permit transfers for the foreseeable future, the Policy provides that General American may at any time revoke, modify, or limit the transfer privilege, including the minimum amount transferable, the maximum General Account allocation percent, and the frequency of such transfers. General American may in the future impose a charge of no more than $25 per transfer request.

                             Portfolio Rebalancing

Over time, the funds in the General Account and the Divisions of the Separate Account will accumulate at different rates as a result of different investment returns. The Owner may direct that from time to time we automatically restore the balance of your Cash Value in the General Account and in the Divisions of the Separate Account to the percentages that you determined in advance. There are two methods of rebalancing available -- periodic and variance.

Periodic Rebalancing. Under this option The Owner elects a frequency (monthly, quarterly, semiannually or annually), measured from the Policy Anniversary. On each date elected, we will rebalance the funds by generating fund transfers to reallocate the funds according to the investment percentages elected.

Variance Rebalancing. Under this option the Owner elects a specific allocation percentage for the General Account and each Division of the Separate Account. For each such account, the allocation percentage (if not zero) must be a whole percentage and must not be less than five percent (5%). The Owner also elects a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific funds from being rebalanced. On each Monthly Anniversary we will review the current fund balances to determine whether any fund balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that fund. If any fund is outside of the variance range, we will generate transfers to rebalance all of the specified funds back to the predetermined percentages.

Transfers resulting from portfolio rebalancing will not be counted against the total number of transfers allowed in a Policy Year before a charge is applied.

The Owner may elect either form of portfolio rebalancing by specifying it on the policy application. The Owner may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to General American under its administrative rules.

Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging (see below).

General American reserves the right to suspend portfolio rebalancing at any time on any class of Policies on a nondiscriminatory basis, or to charge an administrative fee for election changes in excess of a specified number in a Policy Year in accordance with its administrative rules.

                             Dollar Cost Averaging

The Owner may direct the Company to automatically transfer amounts on a monthly basis from the Money Market Fund to any other Division of the Separate Account. This service is intended to allow the Owner to utilize Dollar Cost Averaging ("DCA"), a long-term investment technique which provides for regular, level investments over time. The Company makes no guarantees that DCA will result in a profit or protect against loss in a declining market.

The following rules and restrictions apply to DCA transfers:

(1)  The minimum DCA transfer amount is $100.

(2) A written election of the DCA service, on a form provided by the Company, must be completed by the Owner and on file with the Company in order to begin DCA transfers.

(3) In the written election of the DCA service, the Owner indicates how DCA transfers are to be allocated among the Divisions of the Separate Account. For any Division chosen to receive DCA transfers, the minimum percentage that may be allocated to a Division is 5% of the DCA transfer amount, and fractional percentages may not be used.

(4) DCA transfers can only be made from the Money Market Fund, and DCA transfers will not be allowed to the General Account.

(5) The DCA transfers will not count against the Policy's normal transfer restrictions. (See Policy Rights -- Transfers.)

(6) The DCA transfer percentages may differ from the allocation percentages the Owner specifies for the allocation of Net Premiums. (See Payment and Allocation of Premiums -- Allocation of Net Premiums and Cash Values.)

(7) Once elected, DCA transfers from the Money Market Fund will be processed monthly until either the value in the Money Market Fund is completely depleted or the Owner instructs the Company in writing to cancel the DCA service.

(8) Transfers as a result of a Policy Loan or repayment, or in exercise of the conversion privilege, are not subject to the DCA rules and restrictions. The DCA service terminates at the time the conversion privilege is exercised, when any outstanding amount in any Division of the Separate Account is immediately transferred to the General Account. (See Policy Rights -- Loans and Policy Rights -- Conversion Privilege.)

(9) DCA transfers will not be made until the Right to Examine Policy period has expired (See Right to Examine Policy).

No fee is currently charged for DCA, but the Company reserves the right to assess a processing fee for the DCA service. The Company reserves the right to discontinue offering DCA upon 30 days' written notice to Owners. However, any such discontinuation will not affect DCA services already commenced. The Company reserves the right to impose a minimum total Cash Value, less outstanding Indebtedness, in order to qualify for DCA service. Also, the Company reserves the right to change the minimum necessary Cash Value and the minimum required DCA transfer amount.

                            Right to Examine Policy

The Owner may cancel a Policy within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older), within 45 days after the application was signed, or within 10 days of the Company's mailing a notice of the cancellation right, whichever is latest. If a Policy is canceled within this time period, a refund will be paid. Except for Policies sold in Kansas, the refund will equal all premiums paid under the Policy. (For Policies sold in Kansas, General American will refund an amount equal to the greater of premiums paid or (1) plus (2) where (1) is the difference between the premiums paid, including any policy fees or other charges, and the amounts allocated to the Separate Account under the Policy and (2) is the value of the amounts allocated to the Separate Account under the Policy on the date the returned Policy is received by General American or its agent.

To cancel the Policy, the Owner should mail or deliver the Policy to either General American or the agent who sold it. A refund of premiums paid by check may be delayed until the check has cleared the Owner's bank. (See General Matters--Postponement of Payments from the Separate Account.)

A request for an increase in Face Amount (See Policy Benefits--Death Benefit) may also be canceled. The request for cancellation must be made within the latest of 20 days from the date the Owner receives the new Policy specifications page for the increase, 45 days after the application for the increase is signed, or 10 days of mailing the notice of the cancellation right.

                             Conversion Privilege

During the first 24 Policy Months following the issuance of the Policy, the Owner may convert any Policy still in force to a guaranteed benefit life insurance policy by instructing the Company to transfer the Policy's Cash Value in the Separate Account to the General Account and to allocate all subsequent Net Premiums to the General Account. A similar conversion privilege is available during the first 24 Policy Months following a requested increase in Face Amount. Upon exercise of this privilege, the Cash Value in the Separate Account attributable to the increase will be transferred to the General Account, and all subsequent Net Premiums attributable to the increase will be allocated to the General Account.

Transfers made pursuant to this conversion privilege will not affect the death benefit, Face Amount, net amount at risk, rate class, or Issue Age
under a Policy.   No charge will be imposed on any transfers resulting from
the exercise of this conversion privilege, and such transfers will not count against the limitation on the amount and frequency of transfer requests allowed in each Policy Month or Policy Year. (See Transfers.) Any limitation on allocations to the General Account in effect at the time of an Owner's exercise of such conversion privilege will not apply. (See The General Account.)

Notwithstanding an exercise of the conversion privilege during the first 24 Policy Months following an increase in Face Amount, circumstances in effect following the conversion could subject Cash Value in the General Account to substantial investment risk. For example, if Cash Value in the Separate Account is high relative to Cash Value in the General Account, poor investment performance of the Divisions of the Separate Account to which the Owner has allocated Net Premium payments could result in a greater likelihood of lapse. If the Divisions of the Separate Account perform poorly and Cash Value is not available in the Separate Account to pay monthly deductions, Cash Value in the General Account could be wholly depleted, and the Policy could lapse. Because circumstances can alter the expected outcome of an exercise of the conversion privilege following an increase in Face Amount, Owners should consult their sales representative or other competent advisor before deciding whether to exercise the conversion privilege following an increase in Face Amount.

                      PAYMENT AND ALLOCATION OF PREMIUMS

                             Issuance of a Policy

Individuals wishing to purchase a Policy must complete an application and submit it to an authorized registered agent of General American or to General American's Home Office. A Policy will generally be issued to Insureds of Issue Ages 0 through 80 for regularly underwritten contracts and, should they become available in the future, to Insureds of Issue Ages 0 through 64 for simplified issue and guaranteed issue contracts. General American may, in its sole discretion, issue Policies to individuals falling outside of those Issue Ages. Acceptance of an application is subject to General American's underwriting rules, and General American reserves the right to reject an application for any reason.

The Issue Date is determined by General American in accordance with its standard underwriting procedures for variable life insurance policies. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. Insurance coverages under a Policy will not take effect until the Policy has been delivered and the Initial Premium has been paid prior to the Insured's death and prior to any change in health as shown in the application.

                                   Premiums

The Initial Premium is due on the Issue Date and may be paid to an authorized registered agent of General American or to General American at its Home Office. General American currently requires that the Initial Premium for a Policy be at least equal to one-twelfth (1/12) of the "Initial Annual Premium" for the Policy. The Initial Annual Premium is the amount specified for each Policy based on the requested initial Face Amount and the charges under the Policy, which vary according to the Issue Age, sex, underwriting risk class, and smoker status of the Insured. For policies issued as a result of a term conversion from certain General American term policies, the Company requires the Owner to pay an Initial Premium, which combined with conversion credits given, if any, will equal one full "Initial Annual Premium" for the Policy. (See Charges and Deductions.)

Following the Initial Premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Premiums after the first premium payment must be paid to General American at its Home Office.
An Owner may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse. (See Policy Lapse and Reinstatement.) Premium receipts will be furnished upon request.

An Owner may make unscheduled premium payments at any time in any amount or may skip planned premium payments, subject to the minimum and maximum premium limitations described below.

If a Policy is in the intended Owner's possession, but the Initial Premium has not been paid, the Policy is not in force. Under these circumstances, the intended Owner is deemed to have the Policy for inspection only.

Premium Limitations. Every premium payment must be at least $10. In no event may the total of all premiums paid in any Policy Year exceed the current maximum premium limitations for that Policy Year. Maximum premium limits for the Policy Year will be shown in the Owner's annual report. If the Company receives a premium payment which would cause the Death Benefit to increase by an amount that exceeds the Net Premium portion of the payment, then the Company reserves the right to (1) refuse that premium payment, or
(2) require additional evidence of insurability before it accepts the premium.

In general, for policies issued with Death Benefit Option A or Death Benefit Option B, the maximum premium limit for a Policy Year is the largest amount of premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations needed to comply with the tax definition of life insurance. For policies issued with Death Benefit Option C, the Company reserves the right to impose other restrictions upon the aggregate amount of premium that may be paid under the Policy. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed, and no further premiums will be accepted until allowed by the current maximum premium limitations.

In addition to the foregoing tax definitional limits on premiums, for purposes of determining whether distributions (including loans) are a return of income first, the Company monitors the Policy to detect whether the "seven pay limit" has been exceeded. If the seven pay limit is exceeded, the Policy becomes a "Modified Endowment". The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See Federal Tax Matters.)

                   Allocation of Net Premiums and Cash Value

Allocation of Net Premiums. In the application for a Policy, the Owner indicates how Net Premiums are to be allocated among the Divisions of the Separate Account, to the General Account (if available), or both. For each Division chosen, the minimum percentage that may be allocated to a Division is 5% of the Net Premium, and fractional percentages may not be used. Certain other restrictions apply to allocations made to the General Account (See General Account). For Policies issued with an allowable percentage to the General Account of more than 5%, the minimum percentage is 5%, and fractional percentages may not be used.

The allocation for future Net Premiums may be changed without charge at any time by providing notice in writing to the Company. Any change in allocation will take effect immediately upon receipt by the Company of the written notification. No charge is imposed for changing the allocations of future Net Premiums. The initial allocation will be shown on the application which is attached to the Policy. The Company may at any time modify the maximum percentage of future Net Premiums that may be allocated to the General Account.

During the period from the Issue Date to the end of the Right to Examine Policy period, Net Premiums will automatically be allocated to the Division that invests in the Money Market Fund of the Capital Company. (See Right to Examine Policy). When this period expires, the Policy's Cash Value in that Division will be transferred to the Divisions of the Separate Account and to the General Account (if available) in accordance with the allocation requested in the application for the Policy, or any allocation instructions
received subsequent to receipt of the application.   Net Premiums received
after the Right

To Examine Policy period will be allocated according to the allocation instructions most recently received by the Company unless otherwise instructed for that particular premium receipt.

The Policy's Cash Value may also be transferred between Divisions of the Separate Account, and, if the General Account is available under the Policy, between those Divisions and the General Account. (See Policy
Rights--Transfers.)

The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions, and the Owner bears the entire investment risk. This will affect the Policy's Cash Value and may affect the death benefit as well. Owners should periodically review their allocations of Net Premiums and the Policy's Cash Value in light of market conditions and their overall financial planning requirements.

                        Policy Lapse and Reinstatement

Lapse. Unlike conventional whole life insurance policies, the failure to make a premium payment following the Initial Premium will not itself cause a Policy to lapse. Lapse will occur when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made.

      The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner that Cash Surrender Value is insufficient to cover the monthly deduction at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice to the Owner will indicate the amount of additional premium that must be paid to keep the Policy in force. The amount of the premium required to keep the Policy in force will be the amount required to cover the outstanding monthly deductions and premium tax charges. (See Charges and Deductions--Monthly Deduction.) If the Company does not receive the required amount during the grace period, the Policy will lapse and terminate without Cash Value.

If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

Reinstatement. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse.
Reinstatement is subject to the following conditions:

(1) Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).

(2) Payment of a premium that, after the deduction of premium tax charges, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

(3) Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause Cash Value of an equal amount also to be reinstated. Any loan interest due and unpaid on the Policy Anniversary prior to reinstatement must be repaid at the time of reinstatement. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount to be reinstated.

(4)  The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any Policy Loan reinstated, increased by the Net Premiums paid at reinstatement, any Policy Loans paid at the time of reinstatement, and the amount of any surrender charges paid at the time of lapse to the extent of the Face Amount reinstated. The Insured must be alive on the date the Company approves the application for reinstatement. If the Insured is not then alive, such approval is void and of no effect.

The effective date of reinstatement is the date the Company approves the application for reinstatement. There will be a full monthly deduction for the Policy Month which includes that date. (See Charges and Deductions--Monthly Deduction.)

The surrender charges in effect at the time of reinstatement will equal the surrender charges in effect at the time of lapse. If only a portion of the total Face Amount is reinstated, then only the applicable portion of the surrender charges will be reinstated. If only a portion of the total Face Amount is reinstated, the Cash Value immediately following reinstatement will be increased by the applicable portion of the surrender charges imposed at the time of lapse.

                            CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policy, incurring expenses in distributing the Policy, and assuming certain risks in connection with the Policy.

                              Premium Tax Charges

Prior to allocation of Net Premiums, premium payments will be reduced by premium tax charges consisting of a charge for state premium taxes and a charge for Federal income tax costs. The premium payment, less the premium tax charge, equals the Net Premium.

Premium Taxes. Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state and range from 0.75 to 3.50%. A deduction of 2.10% of the premium is made from each premium payment for these taxes. Some jurisdictions may not impose premium taxes, while others may impose premium taxes that are more or less than the 2.10% deducted under the Policy. Accordingly, the 2.10% deduction may be higher or lower than the actual premium tax imposed by the applicable jurisdiction. The deduction represents the average amount the Company considers necessary to pay the premium taxes imposed by the states and any subdivisions thereof. If the average premium tax increases in the future, the deduction for premium taxes will increase accordingly.

Federal Income Tax Costs Attributable to Premium Payments. A 1.25% deduction is taken from each premium payment to cover the Company's Federal income tax costs attributable to the amount of premium received. The Company has concluded that this deduction is reasonable in relation to the Company's increased Federal tax burden as a result of Section 848 of the Internal Revenue Code.

                               Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("the monthly deduction") to compensate the Company for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be taken on the Investment Start Date and on each Monthly Anniversary. It will be allocated among the General Account and each Division of the Separate Account in the same proportion that the Policy's Cash Value in the General Account and the Policy's Cash Value in each Division bear to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is taken. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself can vary in amount from month to month.

Monthly Administrative Charge. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge for each Policy. This charge is $13 per month during the first twelve Policy Months and $6.00 per month thereafter. These charges are guaranteed not to increase while the Policy is in force. The Company does not anticipate that it will make any profit on the monthly administrative charge.

The Company may administer the Policy itself, or the Company may purchase administrative services from such sources (including affiliates) as may be available. Such services will be acquired on a basis which, in the Company's sole discretion, affords the best services at the lowest cost. The Company reserves the right to select a company to provide services which the Company deems, in its sole discretion, is the best able to perform such services in a satisfactory manner even though the costs for such services may be higher than would prevail elsewhere.

Selection and Issue Expense Charge. An additional administrative charge will be deducted from Cash Value as part of the monthly deduction. The charge will compensate the Company for issuance, underwriting, processing, and start-up expenses. These expenses include the cost of processing applications, conducting medical examinations, and determining insurability and the Insured's rate class. The charge will also compensate the Company for on-going administrative costs. In the first Policy Year, the charge is $.16 per month multiplied by the Face Amount (and by the face amount of any SCTR) divided by 1,000, and in all Policy Years thereafter, the charge is $.01 per month multiplied by the Face Amount (and by the Face Amount of any SCTR) divided by 1,000. The Company does not anticipate that it will make any profit on the Selection and Issue Expense Charge. The Selection and Issue Expense Charge is guaranteed not to increase while the Policy is in force.

The Selection and Issue Expense Charge is similarly imposed with respect to an increase in Face Amount. In the first Policy Year following a requested increase or an increase which results from the exercise of the Guaranteed Option to Increase the Face Amount Rider, the charge is $.16 per month multiplied by the Face Amount of the increase divided by 1,000, and in all Policy Years thereafter (and when the increase results from an IBR), the charge is $.01 per month multiplied by the Face Amount of the increase
divided by 1,000.   If there is a decrease in Face Amount, the charge will no
longer be taken to the extent of the decrease. The Selection and Issue Expense Charge is not imposed in connection with a change from Death Benefit Option B to Death Benefit Option A unless such change occurs simultaneously with a separately requested increase in Face Amount.

Cost of Insurance. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the cost of insurance charge by multiplying the applicable cost of insurance rate(s) by the net amount at risk (see Monthly Deduction -- Cost of Insurance) for each Policy Month.

The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. The rates will be based on the Attained Age, rate class, and sex (except for Policies sold in Montana, see Unisex Requirements Under Montana Law) of the Insured at issue or the date of an increase in Face Amount. The cost of insurance rates generally increase as the Insured's Attained Age increases. The rate class of an Insured also will affect the cost of insurance rate. For the initial Face Amount, the Company will use the rate class on the Issue Date. For each increase in Face Amount, other than one caused by a change in the death benefit option, the Company will use the rate class applicable to that increase. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The rate class for such increase will be the same as that used for the most recent increase, excluding any rider, that required proof of insurability. The cost of insurance is determined in a similar manner for coverage under a SCTR and any increase in coverage under such a rider. The current cost of insurance rate for coverage under a SCTR is generally less than that for the Face Amount under a Policy. The guaranteed maximum cost of insurance rates for a SCTR, however, are the same as for the Face Amount under the Policy.

The Company currently places Insureds into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk. The degree of underwriting imposed may vary from full underwriting, to simplified issue underwriting, and, should it become available in the future, to guaranteed issue underwriting.

Actual cost of insurance rates may change, and the actual monthly cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For fully underwritten and simplified issue Policies which are not in a substandard risk class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/nonsmoker 1980 CSO Mortality Tables (1980 CSO Table SA, 1980 CSO Table NA, 1980 CSO Table SG and 1980 CSO Table NG), age nearest birthday. Higher rates apply if the Insured is determined to be in a substandard risk class.

In two otherwise identical Policies, an Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. For rate classes other than the guaranteed issue rate class, each rate class is also divided into two categories: smokers and nonsmokers. Nonsmoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. Policies issued with simplified underwriting or guaranteed issue, if it should become available in the future, will in general incur a higher cost of insurance than Policies issued under full underwriting.

The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%), less
(b) the Cash Value at the beginning of the Policy Month. If there is an increase in Face Amount or a SCTR is in effect, a net amount at risk will be calculated separately for the initial Face Amount, for each increase in Face Amount, and for the SCTR. If Death Benefit Option A or Death Benefit Option C is in effect, for purposes of determining the net amounts at risk for the initial

Face Amount and for each increase in Face Amount, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the first increase. If Death Benefit Option B is in effect, the net amount at risk will be determined separately for the initial Face Amount and for each increase in Face Amount. In calculating the cost of insurance charges, the cost of insurance rate for a Face Amount or for coverage under a SCTR is applied to the net amount at risk for that Face Amount.

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See General
Matters--Additional Insurance Benefits.)

                   Contingent Deferred Sales Charge ("CDSC")

For a period of up to 15 years after the Issue Date or the effective date of a Face Amount increase, the Company will impose a CDSC upon surrender, lapse, or a requested decrease in Face Amount. The Company will also impose the CDSC upon a partial withdrawal that results in a decrease in Face Amount. The amount of the CDSC will depend upon a number of factors, including the type of event (surrender, partial withdrawal, lapse, or decrease in Face Amount), the amount of any premium payments made under the Policy prior to the event, and the number of Policy Years elapsed since the Policy was issued or the Face Amount was increased, as applicable.

A separate CDSC applies to the initial Face Amount and to each increase in Face Amount and is deducted whenever (and to the extent that) a surrender, lapse, or Face Amount decrease affects the applicable increment of Face Amount. For example, after an increase in Face Amount, the Company will assess the CDSC applicable to the increase on a surrender, lapse, or decrease of that increase in Face Amount. The length of time over which a CDSC will apply to any increment of Face Amount will depend upon the Attained Age of the Insured on the Issue Date or the effective date of the increase, as applicable, and the Insured's sex and risk class. The table below shows the duration of the CDSC:

                    Contingent Deferred Sales Charge Period (Duration in Years)
-------------------------------------------------------------------------------------------------
       Insured's                Male              Male              Female              Female
          Age                 Nonsmoker          Smoker            Nonsmoker            Smoker
-------------------------------------------------------------------------------------------------
          0-50                    15                15                15                15
-------------------------------------------------------------------------------------------------
           51                     14                14                14                14
-------------------------------------------------------------------------------------------------
           52                     13                13                13                13
-------------------------------------------------------------------------------------------------
           53                     12                12                12                12
-------------------------------------------------------------------------------------------------
           54                     11                11                11                11
-------------------------------------------------------------------------------------------------
         55-79                    10                11                10                10
-------------------------------------------------------------------------------------------------
           80                     10                 6                10                10
-------------------------------------------------------------------------------------------------

Calculation of Charge. The CDSC will equal the CDSC grading percentage multiplied by the sum of (1) and (2) where:

(1) is 40% of the lesser of the premium payments made or the Target Premium for the Policy, excluding any riders, and

(2) is the Excess Premium Surrender Charge Factor multiplied by premium payments made in excess of the Target Premium for the Policy, excluding any riders.

With regard to a Face Amount increase:

(1) is 40% of the lesser of the premium payments attributable to the increase or the Target Premium for the increase, and

(2) is the Excess Premium Surrender Charge Factor multiplied by premium payments attributable to the increase in excess of the Target Premium for the increase.

The Excess Premium Surrender Charge Factors vary with the Attained Age, sex, and risk class of the Insured. The Target Premium for the Policies is somewhat less than the guideline annual premium as defined in Rule 6e-3 (T)
(c) (8) (hereinafter, a "GAP").

                                  Contingent Deferred Sales Charge Grading Percentages

                                                     Male Nonsmoker
                                                     -------------

------------------------------------------------------------------------------------------------------------------------
End of Policy            Ages              Age               Age               Age               Age            Ages
    Year                0 - 50             51                52                53                54            55 - 80
------------------------------------------------------------------------------------------------------------------------
     1                 100.00%           100.00%           100.00%           100.00%           100.00%         100.00%
------------------------------------------------------------------------------------------------------------------------
     2                 100.00%           100.00%           100.00%           100.00%           100.00%         100.00%
------------------------------------------------------------------------------------------------------------------------
     3                 100.00%           100.00%           100.00%           100.00%           100.00%         100.00%
------------------------------------------------------------------------------------------------------------------------
     4                 100.00%           100.00%           100.00%           100.00%           100.00%         100.00%
------------------------------------------------------------------------------------------------------------------------
     5                 100.00%           100.00%           100.00%           100.00%           100.00%         100.00%
------------------------------------------------------------------------------------------------------------------------
     6                  90.00%            88.89%            87.50%            85.71%            83.33%          80.00%
------------------------------------------------------------------------------------------------------------------------
     7                  80.00%            77.78%            75.00%            71.43%            66.67%          60.00%
------------------------------------------------------------------------------------------------------------------------
     8                  70.00%            66.67%            62.50%            57.14%            50.00%          40.00%
------------------------------------------------------------------------------------------------------------------------
     9                  60.00%            55.56%            50.00%            42.86%            33.33%          20.00%
------------------------------------------------------------------------------------------------------------------------
    10                  50.00%            44.44%            37.50%            28.57%            16.67%           0.00%
------------------------------------------------------------------------------------------------------------------------
    11                  40.00%            33.33%            25.00%            14.29%             0.00%           0.00%
------------------------------------------------------------------------------------------------------------------------
    12                  30.00%            22.22%            12.50%             0.00%             0.00%           0.00%
------------------------------------------------------------------------------------------------------------------------
    13                  20.00%            11.11%             0.00%             0.00%             0.00%           0.00%
------------------------------------------------------------------------------------------------------------------------
    14                  10.00%             0.00%             0.00%             0.00%             0.00%           0.00%
------------------------------------------------------------------------------------------------------------------------
    15+                  0.00%             0.00%             0.00%             0.00%             0.00%           0.00%
------------------------------------------------------------------------------------------------------------------------

                                  Contingent Deferred Sales Charge Grading Percentages

                                                       Male Smoker
                                                       ----------

------------------------------------------------------------------------------------------------------------------------
   End of
   Policy          Ages            Age            Age              Age             Ages            Ages          Age
    Year           0-50            51             52               53              54-59           60-79         80
------------------------------------------------------------------------------------------------------------------------
     1           100.00%         100.00%        100.00%          100.00%         100.00%          100.00%      100.00%
------------------------------------------------------------------------------------------------------------------------
     2           100.00%         100.00%        100.00%          100.00%         100.00%           90.00%       80.00%
------------------------------------------------------------------------------------------------------------------------
     3           100.00%         100.00%        100.00%          100.00%         100.00%           80.00%       60.00%
------------------------------------------------------------------------------------------------------------------------
     4           100.00%         100.00%        100.00%          100.00%         100.00%           70.00%       40.00%
------------------------------------------------------------------------------------------------------------------------
     5           100.00%         100.00%        100.00%          100.00%         100.00%           60.00%       20.00%
------------------------------------------------------------------------------------------------------------------------
     6            90.00%          88.89%         87.50%           85.71%          83.33%           50.00%        0.00%
------------------------------------------------------------------------------------------------------------------------
     7            80.00%          77.78%         75.00%           71.43%          66.67%           40.00%        0.00%
------------------------------------------------------------------------------------------------------------------------
     8            70.00%          66.67%         62.50%           57.14%          50.00%           30.00%        0.00%
------------------------------------------------------------------------------------------------------------------------
     9            60.00%          55.56%         50.00%           42.86%          33.33%           20.00%        0.00%
------------------------------------------------------------------------------------------------------------------------
    10            50.00%          44.44%         37.50%           28.57%          16.67%           10.00%        0.00%
------------------------------------------------------------------------------------------------------------------------
    11            40.00%          33.33%         25.00%           14.29%           0.00%            0.00%        0.00%
------------------------------------------------------------------------------------------------------------------------
    12            30.00%          22.22%         12.50%            0.00%           0.00%            0.00%        0.00%
------------------------------------------------------------------------------------------------------------------------
    13            20.00%          11.11%          0.00%            0.00%           0.00%            0.00%        0.00%
------------------------------------------------------------------------------------------------------------------------
    14            10.00%           0.00%          0.00%            0.00%           0.00%            0.00%        0.00%
------------------------------------------------------------------------------------------------------------------------
    15+            0.00%           0.00%          0.00%            0.00%           0.00%            0.00%        0.00%
------------------------------------------------------------------------------------------------------------------------

                                  Contingent Deferred Sales Charge Grading Percentages

                                                    Female Nonsmoker
                                                    ---------------

-------------------------------------------------------------------------------------------------------------------------
   End of
   Policy                 Ages              Age              Age               Age               Age             Ages
    Year                 0 - 50             51               52                53                54            55 - 80
-------------------------------------------------------------------------------------------------------------------------
     1                 100.00%           100.00%           100.00%           100.00%           100.00%         100.00%
-------------------------------------------------------------------------------------------------------------------------
     2                 100.00%           100.00%           100.00%           100.00%           100.00%         100.00%
-------------------------------------------------------------------------------------------------------------------------
     3                 100.00%           100.00%           100.00%           100.00%           100.00%         100.00%
-------------------------------------------------------------------------------------------------------------------------
     4                 100.00%           100.00%           100.00%           100.00%           100.00%         100.00%
-------------------------------------------------------------------------------------------------------------------------
     5                 100.00%           100.00%           100.00%           100.00%           100.00%         100.00%
-------------------------------------------------------------------------------------------------------------------------
     6                  90.00%            88.89%            87.50%            85.71%            83.33%          80.00%
-------------------------------------------------------------------------------------------------------------------------
     7                  80.00%            77.78%            75.00%            71.43%            66.67%          60.00%
-------------------------------------------------------------------------------------------------------------------------
     8                  70.00%            66.67%            62.50%            57.14%            50.00%          40.00%
-------------------------------------------------------------------------------------------------------------------------
     9                  60.00%            55.56%            50.00%            42.86%            33.33%          20.00%
-------------------------------------------------------------------------------------------------------------------------
    10                  50.00%            44.44%            37.50%            28.57%            16.67%           0.00%
-------------------------------------------------------------------------------------------------------------------------
    11                  40.00%            33.33%            25.00%            14.29%             0.00%           0.00%
-------------------------------------------------------------------------------------------------------------------------
    12                  30.00%            22.22%            12.50%             0.00%             0.00%           0.00%
-------------------------------------------------------------------------------------------------------------------------
    13                  20.00%            11.11%             0.00%             0.00%             0.00%           0.00%
-------------------------------------------------------------------------------------------------------------------------
    14                  10.00%             0.00%             0.00%             0.00%             0.00%           0.00%
-------------------------------------------------------------------------------------------------------------------------
    15+                  0.00%             0.00%             0.00%             0.00%             0.00%           0.00%
-------------------------------------------------------------------------------------------------------------------------

                                  Contingent Deferred Sales Charge Grading Percentages

                                                      Female Smoker
                                                      ------------

-------------------------------------------------------------------------------------------------------------------------
   End of
   Policy                 Ages              Age              Age               Age               Age             Ages
    Year                 0 - 50             51               52                53                54            55 - 80
-------------------------------------------------------------------------------------------------------------------------
     1                 100.00%           100.00%           100.00%           100.00%           100.00%         100.00%
-------------------------------------------------------------------------------------------------------------------------
     2                 100.00%           100.00%           100.00%           100.00%           100.00%         100.00%
-------------------------------------------------------------------------------------------------------------------------
     3                 100.00%           100.00%           100.00%           100.00%           100.00%         100.00%
-------------------------------------------------------------------------------------------------------------------------
     4                 100.00%           100.00%           100.00%           100.00%           100.00%         100.00%
-------------------------------------------------------------------------------------------------------------------------
     5                 100.00%           100.00%           100.00%           100.00%           100.00%         100.00%
-------------------------------------------------------------------------------------------------------------------------
     6                  90.00%            88.89%            87.50%            85.71%            83.33%          80.00%
-------------------------------------------------------------------------------------------------------------------------
     7                  80.00%            77.78%            75.00%            71.43%            66.67%          60.00%
-------------------------------------------------------------------------------------------------------------------------
     8                  70.00%            66.67%            62.50%            57.14%            50.00%          40.00%
-------------------------------------------------------------------------------------------------------------------------
     9                  60.00%            55.56%            50.00%            42.86%            33.33%          20.00%
-------------------------------------------------------------------------------------------------------------------------
    10                  50.00%            44.44%            37.50%            28.57%            16.67%           0.00%
-------------------------------------------------------------------------------------------------------------------------
    11                  40.00%            33.33%            25.00%            14.29%             0.00%           0.00%
-------------------------------------------------------------------------------------------------------------------------
    12                  30.00%            22.22%            12.50%             0.00%             0.00%           0.00%
-------------------------------------------------------------------------------------------------------------------------
    13                  20.00%            11.11%             0.00%             0.00%             0.00%           0.00%
-------------------------------------------------------------------------------------------------------------------------
    14                  10.00%             0.00%             0.00%             0.00%             0.00%           0.00%
-------------------------------------------------------------------------------------------------------------------------
    15+                  0.00%             0.00%             0.00%             0.00%             0.00%           0.00%
-------------------------------------------------------------------------------------------------------------------------

                            Excess Premium Surrender Charge Factors

---------------------------------------------------------------------------------------
                           Male              Male            Female              Female
   Issue Age             Nonsmoker          Smoker          Nonsmoker            Smoker
---------------------------------------------------------------------------------------
  44 or younger            7.60%             7.60%             7.60%             7.60%
---------------------------------------------------------------------------------------
     45-49                 7.60%             7.40%             7.60%             7.60%
---------------------------------------------------------------------------------------
     50-54                 7.60%             7.20%             7.60%             7.60%
---------------------------------------------------------------------------------------
     55-59                 7.50%             7.00%             7.50%             7.50%
---------------------------------------------------------------------------------------
     60-64                 7.00%             7.00%             7.00%             7.00%
---------------------------------------------------------------------------------------
      65                   5.75%             5.75%             5.75%             5.75%
---------------------------------------------------------------------------------------
      66                   5.44%             5.75%             5.75%             5.75%
---------------------------------------------------------------------------------------
      67                   5.13%             5.75%             5.75%             5.75%
---------------------------------------------------------------------------------------
      68                   4.82%             5.75%             5.75%             5.75%
---------------------------------------------------------------------------------------
      69                   4.51%             5.13%             5.75%             5.13%
---------------------------------------------------------------------------------------
      70                   4.20%             4.50%             4.50%             4.50%
---------------------------------------------------------------------------------------
      71                   3.81%             4.20%             4.50%             4.15%
---------------------------------------------------------------------------------------
      72                   3.42%             3.90%             4.50%             3.80%
---------------------------------------------------------------------------------------
      73                   3.03%             3.60%             4.00%             3.45%
---------------------------------------------------------------------------------------
      74                   2.45%             3.30%             3.50%             3.10%
---------------------------------------------------------------------------------------
      75                   2.25%             3.00%             3.00%             2.75%
---------------------------------------------------------------------------------------
      76                   1.80%             2.40%             2.60%             2.30%
---------------------------------------------------------------------------------------
      77                   1.35%             1.80%             2.20%             1.85%
---------------------------------------------------------------------------------------
      78                   0.90%             1.20%             1.80%             1.40%
---------------------------------------------------------------------------------------
      79                   0.45%             0.60%             1.40%             0.95%
---------------------------------------------------------------------------------------
      80                   0.00%             0.00%             1.00%             0.50%
---------------------------------------------------------------------------------------

      Notwithstanding the foregoing, the CDSC for the initial Face Amount during the first two Policy Years will not exceed 30% of the first GAP paid under the Policy, 10% of the second GAP paid, and 9% of premium payments made in excess of two GAP's. Likewise, the CDSC for any increase in Face Amount during the first two Policy Years following the increase will not exceed 30% of the first GAP attributable to the increase, 10% of the second GAP attributable to the increase, and 9% of premium payments attributable to the increase in excess of two GAP's.

The CDSC compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the Prospectus and sales literature.

The Target Premium depends upon the Insured's Attained Age (on the Issue Date or on the effective date of a requested increase), sex (except under any Policies sold in Montana, see Unisex Requirements Under Montana Law), and smoking risk class. The Target Premium will be fixed and determined on the Issue Date or the effective date of any requested increase in Face Amount. The Target Premium for the initial Face Amount or a requested increase in Face Amount is determined by multiplying (a) the applicable factor per $1,000 of Face Amount from Appendix B (using the Insured's Attained Age on the Issue Date or on the effective date of an increase), by (b) the initial Face Amount or the Face Amount of the increase, and dividing the result by 1,000.

Because additional premium payments are not required to fund a requested increase in Face Amount, a special rule applies to determine the amount of "premiums attributable to the increase." In general, "premiums attributable to the increase" will equal the sum of a proportionate share of the Cash Surrender Value on the effective date of the increase, before any deductions are taken, plus a proportionate share of premium payments actually made on or after the effective date of the increase. This means that, in effect, in calculating the amount of the Contingent Deferred Sales Charge a portion of the existing Cash Surrender Value will be deemed to be a premium payment for the increase, and subsequent premium payments will be prorated. The proportion of existing Cash Surrender Value and subsequent premium payments attributable to the increase will equal the ratio of the Target Premium for the requested increase to the sum of the Target Premiums for the total Face Amount in effect under the Policy, including the Target Premium for the requested increase. See Appendix B for a table of Target Premium Factors.

Charge Assessed Upon Decreases. Assuming there has been no prior requested increase in Face Amount, the amount of the Contingent Deferred Sales Charge deducted upon a decrease in Face Amount will equal a fraction of the charge that would be deducted if the Policy were surrendered at that time. The fraction will be determined by dividing the amount of the decrease by the Policy's Face Amount on the Issue Date of the Policy and multiplying the result by the charge.

If there has been a prior increase in Face Amount, the amount of the charge will depend on whether the initial Face Amount or subsequent increases in Face Amount are being decreased, which, in turn, will depend on whether the decrease arises from a partial withdrawal or a requested decrease in Face Amount. (See Policy Benefits--Death Benefit--Change in Face Amount and Additional Coverage from Riders, and Policy Rights--Surrender and Partial Withdrawals.) The charge deducted will equal the proportionate amount of the Contingent Deferred Sales Charge for each portion of the Face Amount being decreased, based on the relationship of the decrease to the applicable portions of the Face Amount.

Reduction of Charges. The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other group or sponsored arrangements purchasing one or more Policies, General American may waive or reduce the amount of the Contingent Deferred Sales Charge, Selection and Issue Expense Charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced.

Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the Initial Premium payment or payments; from the amount of projected premium payments; or from lower Target Premiums when the death benefit under a Policy has been increased by the amount of the coverage provided by a SCTR. General American will determine in its discretion if, and in what amount, a reduction is appropriate. The Company may modify its criteria for qualification for reduction of charges as experience is gained, subject to the limitation that such reductions will not be unfairly discriminatory against the interests of any Owner.

                           Separate Account Charges

Mortality and Expense Risk Charge. General American will deduct a daily charge from the Separate Account at the rate of .002455% of the average net assets of each Division of the Separate Account, which equals an effective annual rate of .90% of those net assets. This deduction is guaranteed not to increase while the Policy is in effect. General American may realize a profit from this charge.

The mortality risk assumed by General American is that Insureds may die sooner than anticipated and that therefore General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

Fund Expenses. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the underlying investment companies. See the prospectuses for the respective Funds for a description of investment advisory fees and other expenses incurred by the Capital Company, Russell, VIP, VIP II, and Van Eck.

No charges are currently made to the Separate Account for Federal, state, or local taxes that the Company incurs which may be attributable to such Separate Account or to the Policy. The Company may make a charge for any taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal Tax Matters.)

                                   DIVIDENDS

The Policy is a participating Policy which is entitled to a share, if any, of the divisible surplus of the Company as determined each year and apportioned to it. This surplus will be distributed as a dividend payable annually on the January Monthly Anniversary. If the Insured dies after the dividend has been determined, the Company will pay any unpaid dividend to the Beneficiary. Because investment results are credited directly through changes in the Policy's Cash Value, the Company expects little or no divisible surplus to be credited to a policy; no dividends have been credited in the past.

Dividends under participating policies may be described as refunds of premiums which adjust the cost of a Policy to the actual level of costs emerging over time after the issue of the Policies. Both Federal and state law recognize that dividends are generally considered to be a refund of a portion of the premium paid and therefore are not treated as income for Federal or state income tax purposes. However, depending on the dividend payment option chosen (See below), dividends may have tax consequences to Owners. Counsel or other competent tax advisors should be consulted for more complete information.

Dividend illustrations published at the time of issue of a Policy reflect the actual recent experience of the issuing insurance company with respect to factors such as interest, mortality, and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends must be based on surplus, after setting aside certain necessary amounts, and that such surplus must be apportioned equitably among participating policies. In other words, in principle and by statute, dividends must be based on actual experience and cannot be guaranteed at issue of a Policy.

Each year the Company's actuary analyzes the current and recent past experience and compares it to the assumptions used in determining the premium rates at the time of issue. Some of the more important data studied includes mortality and lapse rates, investment yield in the General Account, and actual expenses incurred in administering the Policy. Such data is then allocated to each dividend class, e.g., by year of issue, age, and plan. The actuary then determines what dividends can be equitably apportioned to each Policy class and makes a recommendation to the Company's Board of Directors ("the Board"). The Board, which has the ultimate authority to declare dividends, will vote the amount of surplus to be apportioned to each Policy class, thereby authorizing the distribution of the annual dividend.

An Owner may choose one of the following dividend options. Dividends will be credited under the chosen option until the Owner changes it. If the Owner does not choose an option, the Company will credit the dividend under Dividend Option B until such time as the Owner requests in writing a different option.

Dividend Option A: Cash.  The amount of the dividend will be paid in cash.

Dividend Option B: Increase Cash Value. The amount of the dividend will be added to the Policy's Cash Value on the date of the dividend payment. The Cash Value will be increased by the amount of the dividend. The dividend will be allocated to the General Account (if available) and the Divisions of the Separate Account according to the current allocation of Net Premium.

                              THE GENERAL ACCOUNT

Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                              General Description

The General Account consists of all assets owned by General American other than those in the Separate Account and other separate accounts. Subject to applicable law, General American has sole discretion over the investment of the assets of the General Account.

At issue, General American will determine the maximum percentage of the non-borrowed Cash Value that may be allocated, either initially or by transfer, to the General Account. The ability to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, in the Company's discretion, under certain Policies. Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which premiums or Cash Value may be allocated to the General Account ("the maximum allocation percentage"). Such adjustments may not be uniform as to all Policies. General American may at any time modify the General Account maximum allocation percentage. Subject to this maximum, an Owner may elect to allocate Net Premiums to the General Account, the Separate Account, or both. Subject to this maximum, the Owner may also transfer Cash Value from the Divisions of the Separate Account to the General Account or from the General Account to the Divisions of the Separate Account. The allocation of Net Premiums or the transfer of Cash Value to the General Account does not entitle an Owner to share in the investment experience of the General Account. Instead, General American guarantees that Cash Value allocated to the General Account will accrue interest at a rate of at least 4.0%, compounded annually, independent of the actual investment experience of the General Account.

The Loan Account is part of the General Account.

                                  The Policy

This Prospectus describes a flexible premium variable life insurance policy. This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

                           General Account Benefits

If the Owner allocates all Net Premiums only to the General Account and makes no transfers, partial withdrawals, or Policy Loans, the entire investment risk will be borne by General American, and General American guarantees that it will pay at least a minimum specified death benefit. The Owner may select Death Benefit Option A, B, or C under the Policy and may change the Policy's Face Amount subject to satisfactory evidence of insurability.

                          General Account Cash Value

Net Premiums allocated to the General Account are credited to the Cash Value. General American bears the full investment risk for these amounts and guarantees that interest will be credited to each Owner's Cash Value in the General Account at a rate of no less than 4% per year, compounded annually. General American may, IN ITS SOLE DISCRETION, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4.0% per year and might not do so. ANY INTEREST CREDITED ON THE POLICY'S CASH VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE OF 4.0% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF GENERAL AMERICAN. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4.0% PER YEAR. If excess interest is credited, a different rate of interest may be applied to the Cash Value in the Loan Account. The Cash Value in the General Account will be calculated on each Monthly Anniversary of the Policy.

General American guarantees that, on each Valuation Date, the Cash Value in the General Account will be the amount of the Net Premiums allocated or Cash Value transferred to the General Account, plus interest at the rate of 4.0% per year, plus any excess interest which General American credits and any amounts transferred into the General Account, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals, surrender charges, or transfers to the Separate Account.

         Transfers, Surrenders, Partial Withdrawals, and Policy Loans

After the first Policy Year and prior to the death of the Insured, a portion of Cash Value may be withdrawn from the General Account or transferred from the General Account to the Separate Account. A maximum total of four partial withdrawals and transfers from the General Account is permitted in a Policy Year. A partial withdrawal, net of any applicable surrender charges, and any transfer must be at least $500 or the Policy's entire Cash Value in the General Account if less than $500. No amount may be withdrawn from the General Account that would result in there being insufficient Cash Value to meet any surrender charges that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value of the Policy. The total amount of transfers and withdrawals in a Policy Year may not exceed a Maximum Amount equal to the greater of (a) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy Year or (b) the previous Policy Year's Maximum Amount (not to exceed the total Cash Surrender Value of the Policy).

Transfers to the General Account are limited by the maximum allocation percentage (described above) in effect for a Policy at the time a transfer request is made.

Policy Loans may also be made from the Policy's Cash Value in the General
Account.

Loans and withdrawals from the General Account may have Federal income tax consequences. (See Federal Tax Matters.)

No transfer charge currently is imposed on transfers to and from the General Account. However, such a charge may be imposed in the future. General American may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals will result in the imposition of the applicable surrender charges.

Transfers, surrenders, and partial withdrawals payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain restrictions, be delayed for up to six months. However, if payment is deferred for 30 days or more, General American will pay interest at the rate of 2.5% per year for the period of the deferment.

                                GENERAL MATTERS

              Postponement of Payments from the Separate Account

The Company usually pays amounts payable on partial withdrawal, surrender, or Policy Loans allocated to the Separate Account Divisions within seven days after written notice is received. Payment of any amount payable from the Divisions of the Separate Account upon surrender, partial withdrawals, death of Insured, as well as payments of a Policy Loan and transfers, may be postponed whenever: (i) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted as determined by the SEC; (ii) the SEC, by order, permits postponement for the protection of Owners; or (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. The Company may defer payment of the portion of any Policy Loan from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until the check has cleared the bank upon which it is drawn.

                                 The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement constitute the entire contract. All statements made by the Insured in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be in writing and approved by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

                               Control of Policy

The Insured is the Owner of the Policy unless another person or entity is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy,
prior to the death of the Insured.   Any person whose rights of ownership
depend upon some future event does not possess any present rights of ownership. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not the Insured, the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die. The Company may rely on the written request of any trustee of a trust which is the Owner of the Policy, and the Company is not responsible for the proper administration of any such trust.

                                  Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each Beneficiary will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

The Policy permits the designation of various types of trust as Beneficiary(ies), including trusts for minor beneficiaries, trusts under a will, and trusts under a separate written agreement. An Owner is also permitted to designate several types of beneficiaries, including business beneficiaries. For more details about the use of trusts and specialized types of beneficiaries, refer to the Policy.

                        Change of Owner or Beneficiary

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime, subject to any restrictions stated in the Policy and this Prospectus. The Company may require that the Policy be returned for endorsement of any change. If acceptable to us, the change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The Company is not liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within 60 days of the Insured's death, designate another person to receive the Policy proceeds. Any change will be subject to any assignment of the Policy or any other legal restrictions.

                                Policy Changes

The Company reserves the right to limit the number of changes to a Policy to one per Policy Year and to restrict changes in the first Policy Year. Currently, only one change is permitted during any Policy Year, and no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted that would result in this policy not satisfying the definition of life insurance under the Internal Revenue code of 1986 or any applicable successor provision thereto.

                           Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws. In addition, the Company reserves the right to change the Policy if it is determined that a change is necessary to cause this Policy to comply with, or give the Owner the benefit of, any Federal or state statute, rule, or regulation, including, but not limited to requirements of the Internal Revenue Code, or its regulations or published rulings.

                              Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment under it will be subject to the claims of creditors or to any legal process.

                               Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount and an addition of a rider after the Issue Date are incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

                                  Assignment

The Company will be bound by an assignment of a Policy only if: (a) the assignment is in writing; (b) the original assignment instrument or a certified copy thereof is filed with the Company at its Home Office; and (c) the Company returns an acknowledged copy of the assignment instrument to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over the claim of any Beneficiary.

                                    Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and any outstanding Indebtedness. Subject to certain limitations, if the Insured dies by suicide, while sane or insane, within two years after the effective date of an increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of an increase in Face Amount, unless the Insured intended suicide when the Policy or the increase in Face Amount was applied for.

                  Misstatement of Age or Sex and Corrections

If the age or sex (except under any Policies sold in Montana, see Unisex Requirements Under Montana Law) of the Insured has been misstated in the application, the amount of the benefit will be equitably adjusted on the basis of the correct facts.

Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

                         Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. Many, but not all, of these additional insurance benefits require additional charges. The cost of any additional insurance benefits which require additional charges will be deducted as part of the monthly deduction from the Policy's Cash Value. (See Charges and Deductions--Monthly Deduction.) Certain restrictions may apply and are described in the applicable rider. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions are available from General American upon written request.

Waiver of Monthly Deduction Rider. Provides for the waiver of the monthly deduction while the Insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled after age 5 and before age 65.

Waiver of Specified Premium Rider. Provides for crediting the Policy's Cash Value with a specified monthly premium while the Insured is totally disabled. The monthly premium selected at issue is not guaranteed to keep the Policy in force. The Insured must have become disabled after age 5 and before age 65.

Accidental Death Benefit Rider. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by the Company that death:
resulted directly from accidental bodily injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred on or after the Policy Anniversary nearest the Insured's age 0 and before age 70.

Children's Life Insurance Rider. Provides for term life insurance on the Insured's children, as defined in the rider. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, insurance on the life of any insured child will continue without further premium payments.

Guaranteed Option to Increase the Face Amount Rider. Provides that the Owner can purchase additional insurance under an existing Policy at certain future dates without evidence of insurability.

Additional Insured Family Term Rider. Provides for term life insurance on an Additional Insured. An Additional Insured must be an immediate family member (spouse or child) of the Insured. A rider is issued for each additional family member individually. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of the Additional Insured.

Increasing Benefit Rider. Provides generally for annual increases in Face Amount under the Policy and coverages under any SCTR until the Insured attains age 65. Increases may be either a fixed percentage or indexed to a cost of living.

Supplemental Coverage Term Rider. Provides additional insurance coverage on a basis different from that under the Policy. Coverage under a SCTR generally has a lower cost of insurance, but has no Cash Value associated with it.

Guaranteed Survivor Purchase Option Rider. Provides that the Beneficiary upon death of the Insured may purchase an option policy on a "designated
life."   The designated life is named in the rider section of the application
for this Policy and may not be changed.   No evidence of insurability is
required for the option policy.

                              Records and Reports

The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent a periodic report for the Capital Company, VIP, VIP II, and Van Eck, and a list of the securities held in each Fund. Receipt of premium payments, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders, and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee which will not exceed $25.

                         DISTRIBUTION OF THE POLICIES

The Policies will be sold by individuals who, in addition to being licensed as life insurance agents for the Company, are also registered representatives of Walnut Street Securities, Inc. ("Walnut Street"), the principal underwriter of the Policies, or of broker-dealers who have entered into written sales agreements with Walnut Street. Walnut Street was incorporated under the laws of Missouri in 1984 and is a wholly-owned subsidiary of General American Holding Company, which is, in turn, a wholly-owned subsidiary of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. No director or officer of Walnut Street owns any units in the Separate Account.

As principal underwriter for the Policies, Walnut Street received $3,422,871 in commission income on total premium payments of $16,119,336 in 1997. Walnut Street receives no administrative fees, management fees, or other fee income from sales of the Policies.

Writing agents will receive commissions based on a commission schedule and rules. Currently, agent first-year commissions can equal up to 45% of the Target Premium and either 2.0% or 2.5% of the excess first year premium, depending on the sales contract. In renewal years, the agent commissions equal 2.0%, 2.5% or 3.0% of premium paid. For all years after the first, a commission of .34% of the average monthly non-loaned Cash Value for each Policy Year is paid. In addition, bonuses based on first-year commissions may be earned during years 2 through 10 if an agent is covered by a contract under which the lower percent of premium commissions is paid. These are maximum commissions, and reductions may be possible under the circumstances outlined in the section entitled Reduction of Charges. General Agents receive compensation which may be based in part on the level of agent commissions in their agencies.

The General Agent commission schedules and rules differ for different types of agency contracts.


                              FEDERAL TAX MATTERS

                                 Introduction

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

                           Tax Status of the Policy

Section 7702 of the Internal Revenue Code of 1986, as amended ("the Code") includes a definition of a life insurance contract for Federal tax purposes. The Secretary of the Treasury ("the Treasury") issued proposed regulations which specify what will be considered reasonable mortality charges under
Section 7702. Guidance as to how Section 7702 is to be applied is, however, limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard premium class or on a guaranteed or simplified issue basis, while there is some uncertainty due to the limited guidance under Section 7702, the Company believes that such a Policy should meet the Section 7702 definition of a life insurance contract. However, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), it is not clear whether such a Policy would satisfy Section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under
Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury in Regulation Section 1.817-5, which affect how assets may be invested.
Although General American does not control Capital Company, VIP, VIP II, or Van Eck, it has entered into agreements which require these investment companies to be operated in compliance with the requirements prescribed by the Treasury.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are different in certain respects from those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

1. Tax Treatment of Policy Benefits. In general, the Company believes that the proceeds and cash value increases of a policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code.

Many changes or transactions involving a Policy may have tax consequences, depending on the circumstances. Such changes include, but are not limited to, the exchange of the Policy, a change of the Policy's Face Amount, a change of Owner, an assignment, a Policy Loan, an additional premium payment, a Policy lapse with an outstanding Policy Loan, a partial withdrawal, or a surrender of the Policy. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Owner or Beneficiary.
A competent tax advisor should be consulted for further information.

A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Cash Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and Policy Loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract". However, upon a complete surrender or lapse of any Policy, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of outstanding Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

2. Modified Endowment Contracts. A Policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums.

In addition, if a Policy is "materially changed," it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the Cash Value at the time of the change, and the additional premiums paid in the seven Policy Years starting with the date on which the material change occurs.

Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract. A reduction in a Policy's benefits may also cause such Policy to become a modified endowment contract.

Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. The Company has, however, adopted administrative steps designed to protect an Owner against the possibility that the Policy might become a modified endowment contract. The Company believes that the safeguards are adequate for most situations, but it cannot provide complete assurance that a Policy will not be classified as a modified endowment contract. At the time a premium is credited which would cause the Policy to become a modified endowment contract, the Company will notify the Owner that unless a refund of the excess premium is requested by the Owner, the Policy will become a modified endowment contract. The Owner will have 30 days after receiving such notification to request the refund. The excess premium paid will be returned to the Owner upon receipt by the Company of the refund request. The amount to be refunded will be deducted from the Policy's Cash Value in the Divisions of the Separate Account and in the General Account in the same proportion as the premium payment was allocated to such Accounts.

Accordingly, a prospective Owner should contact a competent tax advisor before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax advisor before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new policy in the case of an exchange) to be treated as a modified endowment contract.

3. Distributions from Policies Classified as Modified Endowment Contracts. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Policy Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, such a Policy that (a) is included in income, except where the distribution or Policy Loan is made on or after the Owner attains age 59 1/2, (b) is attributable to the Owner's becoming disabled, or (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

4. Distributions From Policies Not Classified as Modified Endowment Contract. Distributions from Policies not classified as modified endowment contracts are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (possibly including a partial withdrawal ) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Policy Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as Indebtedness of the Owner.

Neither distributions (including distributions upon surrender or lapse) nor Policy Loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

If a Policy which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Policy within two years prior to the date of such change in status may become taxable.

5. Policy Loan Interest. Generally, interest paid on any loan under a life insurance Policy owned by an individual is not deductible. In addition, interest on any loan under a life insurance Policy owned by a business taxpayer on the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer is deductible only under certain very limited circumstances. An Owner should consult a competent tax advisor before deducting any loan interest.

6. Interest Expense on Unrelated Indebtedness. Under provisions added to the Code in 1997 for policies issued after June 8, 1997, if a business taxpayer owns or is the beneficiary of a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business, and the taxpayer also has debt unrelated to the Policy, a portion of the taxpayer's unrelated interest expense deductions may be lost. No business taxpayer should purchase, exchange, or increase the death benefit under a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business without first consulting a competent tax Advisor.

7. Investment in the Policy. Investment in the Policy means (a) the aggregate amount of any premiums or other consideration paid for a Policy, minus (b) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
(c) the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

8. Multiple Policies. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

9. Possible Charge for Taxes. At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes (as opposed to Premium Tax Charges which are deducted from premium payments) that it incurs which may be attributable to such Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

10. Possible Changes in Taxation. As of the date of this Prospectus, the President's budget for fiscal year 1999 contains a number of proposals that would adversely affect the Federal income tax treatment of life insurance contracts. Of particular importance to owners of variable life insurance contracts such as the Policy are two proposals under which, if adopted: (1) the inside buildup of variable life insurance contracts like the Policy would be taxed whenever cash values were reallocated among the available investment options, for example, if the Periodic and Variance Rebalancing options available under the Policy were used, and (2) it would no longer be possible to exchange a variable life insurance contract tax free under Code section 1035. Moreover, it is always possible that any changes in the tax treatment of life insurance contracts could be effective prior to the date of any new legislation.

                     UNISEX REQUIREMENTS UNDER MONTANA LAW

The State of Montana generally prohibits the use of actuarial tables that distinguish between men and women in determining premiums and Policy benefits for policies issued on the lives of their residents. Therefore, all Policies offered by this Prospectus to insure residents of Montana will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

                 SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

The Company holds the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account. The Company maintains records of all purchases and redemptions of the applicable fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blanket fidelity bond issued by Lloyd's Underwriters in the amount of $5 million, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                                 VOTING RIGHTS

      Based on its understanding of current applicable legal requirements, the Company will vote the shares of the Funds held in the Separate Account at regular and special shareholder meetings of the mutual funds in accordance with the instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Funds in its own right, it may elect to do so. No voting privileges apply to the Policies with respect to Cash Value removed from the Separate Account as a result of a Policy Loan.

The number of votes which an Owner has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Owner at the record date, rather than the number of units alone. Fractional shares will be counted. The number of votes of the Fund which the Owner has the right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the mutual funds.

The Company will vote the shares of a Fund for which no timely instructions are received in proportion to the voting instructions which are received with respect to that Fund. The Company will also vote any shares of the Funds which it owns and which are not attributable to Policies in the same proportion.

Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

Disregard of Voting Instructions. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment advisor or sub-advisor of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. If the Company disregards voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                        STATE REGULATION OF THE COMPANY

The Company, a stock life insurance company organized under the laws of Missouri, and the Separate Account are subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Director of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.


                             MANAGEMENT OF THE COMPANY

                                                   Principal Occupation (s)
         Name                                     During Past Five Years<F*>
         ----                                     --------------------------

Principal Officers <F**>
------------------------
Richard A. Liddy                       Chairman, President and CEO, 1/95-present; Chairman
                                       of the Executive Committee, 5/92-present. Formerly
                                       President and CEO, 5/92-1/95.

Robert J. Banstetter, Sr.              Vice President, General Counsel and Secretary,
                                       2/91-present.

John W. Barber                         Vice President and Controller, 12/84-present.

O'Neil P. Boudreaux                    Vice President-Sales and Marketing, 10/96- present.
                                       Formerly Vice President-Group Field
                                       Accounts, 4/87-10/96.

Kevin C. Eichner                       Executive Vice President of General American,
                                       Chairman of GenMark, Chairman of Walnut Street
                                       Securities, 10/97-Present.  President and CEO,
                                       Collaborative Strategies, 1983-Present.

E. Thomas Hughes                       Corporate Actuary and Treasurer, 10/94-present.
                                       Formerly Executive Vice President-Group
                                       Pensions, 3/90-10/94

Michael P. Ingrassia                   Vice President-Group Executive Accounts, 3/92- present.

Barbara L. Snyder                      Vice President-Product Division, 4/95-present.
                                       Formerly Vice President and Chief Actuary,
                                       American Bankers Insurance Company, Miami, FL.

Warren J. Winer                        Executive Vice President-Group Life and Health,
                                       8/95-present.  Formerly Managing Director,
                                       William M. Mercer, Inc., 7/93-8/95; President
                                       and Chief Operating Officer, W. F. Corroon,
                                       1986-7/93.

Bernard H. Wolzenski                   Executive Vice President-Individual Insurance,
                                       10/91-present.  Formerly Vice President-Life
                                       Product Management, 5/86-10/91.

A. Greig Woodring                      President and Chief Executive Officer,
                                       Reinsurance Group of America, 12/92-present.
                                       Executive Vice President-Reinsurance, 3/90- present.

<F*>  All positions listed are with General American unless otherwise indicated.

<F**> The principal business address of Messrs. Banstetter, Hughes, and Liddy is General American Life Insurance Company, 700 Market Street, St. Louis, Missouri 63101. The principal business address for Messrs. Barber, Boudreaux, Ingrassia, Lacy, Winer and Wolzenski and for Ms. Snyder is 13045 Tesson Ferry Road, St. Louis, Missouri 63128. The principal business address for Mr. Woodring is 660 Mason Ridge Center Drive, Suite 300, St. Louis, Missouri 63141.


                                    40


                                                   Principal Occupation (s)
         Name                                     During Past Five Years<F*>
         ----                                     --------------------------

Directors
---------
August A. Busch III                    Chairman of the Board and President, Anheuser-Busch Companies,
Anheuser-Busch Companies, Inc.         Inc. (beer business).
One Busch Place
St. Louis, Missouri 63118

William E. Cornelius                   Retired Chairman and Chief Executive Officer, Union Electric
Union Electric Company                 (electric utility business). Prior to 1993, Chairman and Chief
P.O. Box 149                           Company Executive Officer.
St. Louis, Missouri 63166

John C. Danforth                       Partner.  Formerly, U. S. Senator, State of Missouri
Bryan Cave
One Metropolitan Square, Suite 3600
St. Louis, Missouri 63102
                                       .
Bernard A. Edison                      Past President, Edison Brothers Stores, Inc. (retail specialty
Edison Brothers Stores, Inc.           stores).
P.O. Box 14020
St. Louis, Missouri 63178

Richard A. Liddy                       Chairman, President and CEO, General American
General American Life Insurance Co.
700 Market Street
St. Louis, MO 63101

William E. Maritz                      Chairman and Chief Executive Officer, Maritz, Inc.
Maritz, Inc.                           (motivation, travel, communications, training and marketing
1375 North Highway Drive               research business)
Fenton, Missouri 63099

Craig D. Schnuck                       Chairman and Chief Executive Officer, Schnuck Markets, Inc.
Schnuck Markets, Inc.                  (retail supermarket chain).  Prior to 1991, President and
11420 Lackland Road                    Chief Executive Officer
P.O. Box 46928
St. Louis, Missouri  63146

William P. Stiritz                     Chairman, Chief Executive Officer and President, Ralston
Purina
Ralston Purina Company                 Company (pet food, batteries, and bread business); Chairman,
Checkerboard Square                    Ralcorp Holdings, Inc. (ready-to-eat cereal, baby food, ski
St. Louis, Missouri 63164              resorts).

Andrew C. Taylor                       Chief Executive Officer and President, Enterprise Rent-A-Car
Enterprise Rent-A-Car                  (car rental).  Prior to May, 1991, President.
600 Corporate Park Drive
St. Louis, Missouri 63105

H. Edwin Trusheim                      Retired Chairman and Chief Executive Officer
General American Life Insurance Co.
P.O. Box 396
St. Louis, MO 63166

                                    41

Robert L. Virgil                       Principal, Edward Jones (investments).  Prior to 1993, Dean,
Edward Jones                           the John M. Olin School of Business, Washington University
12555 Manchester                       (business education)
St. Louis, Missouri  63131-3729

Virginia V. Weldon, M.D.               Senior Vice President, Public Policy, Monsanto Company
Monsanto Company                       (chemicals diversified industry, pharmaceuticals, life science
800 North Lindbergh                    products, and food ingredients business). Prior to 1993, Vice
St. Louis, Missouri  63167              President, Public Policy.

Ted C. Wetterau                        President, Wetterau Associates, L.L.C.  Retired Chairman and
Wetterau Associates, L.L.C.            Chief Executive Officer, Wetterau Incorporated  (retail and
7700 Bonhomme, Suite 750               wholesale grocery, manufacturing business).
St. Louis, Missouri  63105


<F*>  All positions listed are with General American unless otherwise indicated.

                               LEGAL MATTERS

All matters of Missouri law pertaining to the Policy, including the validity of the Policy and General American's right to issue the Policy under Missouri insurance law, have been passed upon by Robert J. Banstetter, Vice President, General Counsel, and Secretary of General American.

                             LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. General American is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                  EXPERTS

The audited financial statements of General American and the Separate Account have been included in this Prospectus in reliance on the reports of KPMG Peat Marwick LLP independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.

The report of KPMG Peat Marwick LLP covering the December 31, 1997 financial statements of General American refers to the adoption of Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts.

Actuarial matters included in this Prospectus have been examined by Alan J. Hobbs, FSA, MAAA, LLIF, Second Vice President & Financial Actuary of General American, as stated in the opinion filed as an exhibit to the registration statement.

                           ADDITIONAL INFORMATION

A registration statement has been filed with the SEC, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, General American and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

                            FINANCIAL STATEMENTS

The financial statements of General American which are included in this Prospectus should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                                 APPENDIX A
              Illustrations of Death Benefits and Cash Values

The following tables illustrate how the Cash Value, Cash Surrender Value, and death benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value, Cash Surrender Value, and death benefit of a Policy issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables in Appendix A illustrate a Policy issued to a Male, age 45 in a preferred nonsmoker rate class. If the insured falls into a smoker rate class, the Cash Values, Cash Surrender Values, and death benefits would be lower than those shown in the tables. In addition, the Cash Values, Cash Surrender Values, and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of the Selection and Issue Expense Charge, the monthly administrative charges and monthly charges for the cost of insurance based on the maximum values allowed under the 1980 Commissioners Standard Ordinary Nonsmoker Mortality Table. The Cash Surrender Value column under the "Guaranteed" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Guaranteed" heading and deducting any appropriate Contingent Deferred Sales Charge. The Cash value column under the "Current" heading shows the accumulated value of the Net Premiums at the stated interest rate, reflecting deduction of the Selection and Issue Expense Charge, the monthly administrative charges and monthly charges for the cost of insurance at their current level, which is less than or equal to that allowed by the 1980 Commissioners Standard Ordinary Nonsmoker Mortality Table. The Cash Value column under the "Current" heading also reflects payment of the projected dividends into the Cash Value. The Cash Surrender Value column under the "Current" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Current" heading and deducting any appropriate Contingent Deferred Sales Charge. The illustrations of death benefits reflect the above assumptions. The death benefits also vary between tables depending upon whether Death Benefit Options A or C (Level Type) or Death Benefit Option B (Increasing Type) are illustrated.

The amounts shown for Cash Value, Cash Surrender Value, and death benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .90% charge for mortality and expense risk, the investment advisory fee (.69% of aggregate average daily net assets is assumed but the actual investment advisory fee applicable to each Division is shown in the respective Prospectuses of General American Capital Company, Russell Insurance Funds, Variable Insurance Products Fund, Variable Insurance Products Fund II, and Van Eck Worldwide Insurance Trust), and administrative expenses incurred. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.59%, 4.41%, and 10.41%, respectively. The Prospectuses for General American Capital Company, Russell Insurance Funds, Variable Insurance Products Fund, Variable Insurance Products Fund II, and Van Eck Worldwide Insurance Trust should be consulted for details about the nature and extent of their expenses. There is no arrangement for reimbursing the expenses of General American Capital Company, Russell Insurance Funds, Variable Insurance Products Fund, Variable Insurance Products Fund II, and Van Eck Worldwide Insurance Trust.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account (as opposed to Premium Tax Charges which are deducted from premium payments), since General American is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the Divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the death benefit and Cash Value illustration. (See Federal Tax Matters.)

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Separate Account, if no Policy Loans have been made, and dividends are paid into the Cash Value as projected. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, General American will provide a comparable illustration based upon the proposed Insured's age, sex, and rate class, the Face Amount or premium requested, the proposed frequency of premium payments, and any available riders requested.

                                GENERAL AMERICAN LIFE INSURANCE COMPANY
                                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                       ANNUAL PREMIUM: $1,971

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.59%)

                                         ======== CURRENT ========               ======== GUARANTEED ========

END    AGE      ANNUAL       PREM        SURR       CASH       DEATH             SURR        CASH       DEATH
 OF             PAYMNT      ACCUM @     VALUE       VALUE     BENEFIT            VALUE       VALUE     BENEFIT
YEAR                          5%
 1     46       1,971       2,069         695       1,226     100,000               695       1,226     100,000
 2     47       1,971       4,242       1,963       2,676     100,000             1,951       2,664     100,000
 3     48       1,971       6,521       3,210       4,073     100,000             3,187       4,050     100,000
 4     49       1,971       8,919       4,418       5,430     100,000             4,384       5,397     100,000
 5     50       1,971      11,435       5,577       6,739     100,000             5,532       6,694     100,000
 6     51       1,971      14,076       6,818       7,999     100,000             6,764       7,944     100,000
 7     52       1,971      16,849       8,044       9,213     100,000             7,968       9,137     100,000
 8     53       1,971      19,761       9,264      10,392     100,000             9,147      10,275     100,000
 9     54       1,971      22,818      10,482      11,538     100,000            10,292      11,349     100,000
10     55       1,971      26,029      11,706      12,662     100,000            11,395      12,350     100,000
11     56       1,971      29,399      13,101      13,908     100,000            12,474      13,281     100,000
12     57       1,971      32,939      14,486      15,128     100,000            13,501      14,143     100,000
13     58       1,971      36,655      15,853      16,310     100,000            14,462      14,919     100,000
14     59       1,971      40,557      17,195      17,438     100,000            15,377      15,620     100,000
15     60       1,971      44,655      18,523      18,523     100,000            16,227      16,227     100,000
16     61       1,971      48,957      19,552      19,552     100,000            16,734      16,734     100,000
17     62       1,971      53,474      20,532      20,532     100,000            17,131      17,131     100,000
18     63       1,971      58,217      21,458      21,458     100,000            17,410      17,410     100,000
19     64       1,971      63,197      22,325      22,325     100,000            17,554      17,554     100,000
20     65       1,971      68,426      23,141      23,141     100,000            17,541      17,541     100,000

25     70       1,971      98,766      26,165      26,165     100,000            14,566      14,566     100,000
30     75       1,971     137,488      24,725      24,725     100,000             3,568       3,568     100,000

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                   MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                          ANNUAL PREMIUM: $1,971

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.41%)

                                         ======== CURRENT ========               ======== GUARANTEED ========

END    AGE      ANNUAL       PREM        SURR       CASH       DEATH             SURR        CASH       DEATH
 OF             PAYMNT      ACCUM @     VALUE       VALUE     BENEFIT            VALUE       VALUE     BENEFIT
YEAR                          5%
 1     46       1,971       2,069         788       1,319     100,000               788       1,319     100,000
 2     47       1,971       4,242       2,235       2,948     100,000             2,224       2,936     100,000
 3     48       1,971       6,521       3,757       4,619     100,000             3,733       4,595     100,000
 4     49       1,971       8,919       5,336       6,348     100,000             5,299       6,311     100,000
 5     50       1,971      11,435       6,964       8,126     100,000             6,914       8,076     100,000
 6     51       1,971      14,076       8,777       9,958     100,000             8,714       9,894     100,000
 7     52       1,971      16,849      10,677      11,847     100,000            10,589      11,758     100,000
 8     53       1,971      19,761      12,680      13,807     100,000            12,545      13,673     100,000
 9     54       1,971      22,818      14,788      15,845     100,000            14,574      15,631     100,000
10     55       1,971      26,029      17,019      17,974     100,000            16,673      17,628     100,000
11     56       1,971      29,399      19,545      20,352     100,000            18,862      19,669     100,000
12     57       1,971      32,939      22,198      22,840     100,000            21,117      21,759     100,000
13     58       1,971      36,655      24,973      25,430     100,000            23,427      23,884     100,000
14     59       1,971      40,557      27,874      28,116     100,000            25,818      26,061     100,000
15     60       1,971      44,655      30,914      30,914     100,000            28,278      28,278     100,000
16     61       1,971      48,957      33,819      33,819     100,000            30,533      30,533     100,000
17     62       1,971      53,474      36,845      36,845     100,000            32,827      32,827     100,000
18     63       1,971      58,217      39,998      39,998     100,000            35,159      35,159     100,000
19     64       1,971      63,197      43,283      43,283     100,000            37,523      37,523     100,000
20     65       1,971      68,426      46,718      46,718     100,000            39,916      39,916     100,000

25     70       1,971      98,766      66,676      66,676     100,000            52,368      52,368     100,000
30     75       1,971     137,488      92,127      92,127     121,383            65,935      65,935     100,000

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                   MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                          ANNUAL PREMIUM: $1,971

                                                         FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                   GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.41%)

                                         ======== CURRENT ========               ======== GUARANTEED ========

END    AGE      ANNUAL       PREM        SURR       CASH       DEATH             SURR        CASH       DEATH
 OF             PAYMNT      ACCUM @     VALUE       VALUE     BENEFIT            VALUE       VALUE     BENEFIT
YEAR                          5%
 1     46       1,971       2,069         882       1,413     100,000               882       1,413     100,000
 2     47       1,971       4,242       2,520       3,233     100,000             2,508       3,220     100,000
 3     48       1,971       6,521       4,350       5,213     100,000             4,325       5,187     100,000
 4     49       1,971       8,919       6,371       4,383     100,000             6,331       7,343     100,000
 5     50       1,971      11,435       8,593       9,755     100,000             8,537       9,699     100,000
 6     51       1,971      14,076      11,171      12,352     100,000            11,098      42,279     100,000
 7     52       1,971      16,849      14,030      15,200     100,000            13,928      15,097     100,000
 8     53       1,971      19,761      17,211      18,339     100,000            17,056      18,183     100,000
 9     54       1,971      22,818      20,747      21,804     100,000            20,504      21,561     100,000
10     55       1,971      26,029      24,685      25,641     100,000            24,301      25,256     100,000
11     56       1,971      29,399      29,250      30,057     100,000            28,504      29,311     100,000
12     57       1,971      32,939      34,316      34,958     100,000            33,129      33,771     100,000
13     58       1,971      36,655      39,930      40,387     100,000            38,217      38,673     100,000
14     59       1,971      40,557      46,155      46,398     100,000            43,844      44,087     100,000
15     60       1,971      44,655      53,067      53,067     100,000            50,066      50,066     100,000
16     61       1,971      48,957      60,469      60,469     100,000            56,686      56,686     100,000
17     62       1,971      53,474      68,700      68,700     100,000            64,033      64,033     100,000
18     63       1,971      58,217      77,863      77,863     100,000            72,211      72,211     100,000
19     64       1,971      63,197      88,043      88,043     109,173            81,340      81,340     100,861
20     65       1,971      68,426      99,295      99,295     121,140            91,446      91,446     111,564

25     70       1,971      98,766     176,602     176,602     204,858           158,897     158,897     184,320
30     75       1,971     137,488     303,913     303,913     325,187           367,246     367,246     285,953

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                    GENERAL AMERICAN LIFE INSURANCE COMPANY
                                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                   MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                     ANNUAL PREMIUM: $5,886

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.59%)

                                         ======== CURRENT ========               ======== GUARANTEED ========

END    AGE      ANNUAL       PREM        SURR       CASH       DEATH             SURR        CASH       DEATH
 OF             PAYMNT      ACCUM @     VALUE       VALUE     BENEFIT            VALUE       VALUE     BENEFIT
YEAR                          5%
 1     46       5,207       5,468       3,491       4,300     104,300             3,491       4,300     104,300
 2     47       5,207      11,209       7,564       8,769     108,769             7,552       8,757     108,757
 3     48       5,207      17,237      11,531      13,132     113,132            11,508      13,108     113,108
 4     49       5,207      23,566      15,405      17,401     117,401            15,370      17,366     117,366
 5     50       5,207      30,212      19,550      21,568     121,568            19,504      21,521     121,521
 6     51       5,207      37,191      23,817      25,632     125,632            23,759      25,575     125,575
 7     52       5,207      44,518      27,983      29,297     129,297            27,903      29,516     129,516
 8     53       5,886      52,924      32,708      34,120     134,120            32,582      33,994     133,994
 9     54       5,886      61,750      37,337      38,548     138,548            37,130      38,340     138,340
10     55       5,886      71,018      41,885      42,893     142,893            41,539      42,547     142,547
11     56       5,886      80,749      46,603      47,410     147,410            45,809      46,616     146,616
12     57       5,886      90,967      51,214      51,856     151,856            49,907      50,549     150,549
13     58       5,886     101,695      55,753      56,210     156,210            53,869      54,326     154,326
14     59       5,886     112,960      60,212      60,455     160,455            57,716      57,959     157,959
15     60       5,886     124,788      64,602      64,602     164,602            61,428      61,428     161,428
16     61       5,886     137,208      68,634      68,634     168,634            64,724      64,724     164,724
17     62       5,886     150,249      72,561      72,561     172,561            67,838      67,838     167,838
18     63       5,886     163,941      76,376      76,376     176,376            70,760      70,760     170,760
19     64       5,886     178,318      80,071      80,071     180,071            73,470      73,470     173,470
20     65       5,886     193,415      83,657      83,657     183,657            75,948      75,948     175,948

25     70       5,886     281,001      99,851      99,851     119,851            84,366      84,366     184,366
30     75       5,886     392,786     109,202     109,202     209,202            83,884      83,884     183,884

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                GENERAL AMERICAN LIFE INSURANCE COMPANY
                               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                   MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                     ANNUAL PREMIUM: $5,886

                                                         FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                   GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.41%)

                                         ======== CURRENT ========               ======== GUARANTEED ========

END    AGE      ANNUAL       PREM        SURR       CASH       DEATH             SURR        CASH       DEATH
 OF             PAYMNT      ACCUM @     VALUE       VALUE     BENEFIT            VALUE       VALUE     BENEFIT
YEAR                          5%
 1     46       5,207       5,468       3,771       4,580     104,580             3,771       4,580     104,580
 2     47       5,207      11,209       8,404       9,608     109,608             8,391       9,596     109,596
 3     48       5,207      17,237      13,221      14,821     114,821            13,196      14,796     114,796
 4     49       5,207      23,566      18,244      20,240     120,240            18,206      20,202     120,202
 5     50       5,207      30,212      23,844      25,861     125,861            23,792      25,809     125,809
 6     51       5,207      37,191      29,878      31,693     131,693            29,811      31,626     131,626
 7     52       5,207      44,518      36,132      37,746     137,746            36,038      37,652     137,652
 8     53       5,886      52,924      43,314      44,726     144,726            43,167      44,579     144,579
 9     54       5,886      61,750      50,780      51,990     151,990            50,540      51,750     151,750
10     55       5,886      71,018      58,553      59,562     159,562            58,157      59,165     159,165
11     56       5,886      80,749      66,949      67,756     167,756            66,027      66,834     166,834
12     57       5,886      90,967      75,684      76,326     176,326            74,125      74,767     174,767
13     58       5,886     101,695      84,807      85,264     185,264            82,497      82,953     182,953
14     59       5,886     112,960      94,325      94,568     194,568            91,172      91,415     191,415
15     60       5,886     124,788     104,266     104,266     204,266           100,141     100,141     200,141
16     61       5,886     137,208     114,357     114,357     214,357           109,129     109,129     209,129
17     62       5,886     150,249     124,868     124,868     224,868           118,380     118,380     218,380
18     63       5,886     163,941     135,810     135,810     235,810           127,894     127,894     227,894
19     64       5,886     178,318     147,195     147,195     247,195           137,656     137,656     237,656
20     65       5,886     193,415     159,051     159,051     259,051           147,655     147,655     247,655

25     70       5,886     281,001     226,615     226,615     326,615           200,902     200,902     300,902
30     75       5,886     392,786     305,357     305,357     405,357           257,562     257,562     357,562

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                  GENERAL AMERICAN LIFE INSURANCE COMPANY
                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                   MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                     ANNUAL PREMIUM: $5,886

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.41%)

                                         ======== CURRENT ========               ======== GUARANTEED ========

END    AGE      ANNUAL       PREM        SURR       CASH       DEATH             SURR        CASH       DEATH
 OF             PAYMNT      ACCUM @     VALUE       VALUE     BENEFIT            VALUE       VALUE     BENEFIT
YEAR                          5%
 1     46       5,207       5,468       4,052       4,861     104,861             4,052       4,861     104,861
 2     47       5,207      11,209       9,277      10,482     110,482             9,265      10,469     110,469
 3     48       5,207      17,237      15,050      16,650     116,650            15,023      16,624     116,624
 4     49       5,207      23,566      21,439      23,435     123,435            21,397      23,393     123,393
 5     50       5,207      30,212      28,872      30,889     130,889            28,813      30,830     130,830
 6     51       5,207      37,191      37,265      39,081     139,081            37,188      39,003     139,003
 7     52       5,207      44,518      46,474      48,088     148,088            46,363      47,977     147,977
 8     53       5,886      52,924      57,320      58,732     158,732            57,147      58,559     158,559
 9     54       5,886      61,750      69,248      70,458     170,458            68,969      70,179     170,179
10     55       5,886      71,018      82,385      83,393     183,393            81,925      82,934     182,934
11     56       5,886      80,749      97,227      98,034     198,034            96,135      96,942     196,942
12     57       5,886      90,967     113,596     114,238     214,238           111,690     112,332     212,332
13     58       5,886     101,695     131,684     132,141     232,141           128,768     129,225     229,225
14     59       5,886     112,960     151,663     151,905     251,905           147,546     147,789     247,789
15     60       5,886     124,788     173,741     173,741     273,741           168,173     168,173     268,173
16     61       5,886     137,208     197,853     197,853     297,853           190,554     190,554     290,554
17     62       5,886     150,249     224,490     224,490     324,490           215,128     215,128     315,128
18     63       5,886     163,941     253,916     253,916     353,916           242,112     242,112     342,112
19     64       5,886     178,318     286,420     286,420     386,420           271,730     271,730     371,730
20     65       5,886     193,415     322,341     322,341     422,341           304,234     304,234     404,234

25     70       5,886     281,001     569,363     569,363     669,363           520,998     520,998     620,998
30     75       5,886     392,786     974,743     974,743   1,074,743           866,134     866,134     966,134

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                    MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                           ANNUAL PREMIUM: $1,282

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.59%)

                                         ======== CURRENT ========               ======== GUARANTEED ========

END    AGE      ANNUAL       PREM        SURR       CASH       DEATH             SURR        CASH       DEATH
 OF             PAYMNT      ACCUM @     VALUE       VALUE     BENEFIT            VALUE       VALUE     BENEFIT
YEAR                          5%
 1     46       1,971       2,069         695       1,226     100,000               695       1,226     100,000
 2     47       1,971       4,242       1,963       2,676     100,000             1,951       2,664     100,000
 3     48       1,971       6,521       3,210       4,073     100,000             3,187       4,050     100,000
 4     49       1,971       8,919       4,418       5,430     100,000             4,384       5,397     100,000
 5     50       1,971      11,435       5,577       6,739     100,000             5,532       6,694     100,000
 6     51       1,971      14,076       6,818       7,999     100,000             6,764       7,944     100,000
 7     52       1,971      16,849       8,044       9,213     100,000             7,968       9,137     100,000
 8     53       1,971      19,761       9,264      10,392     100,000             9,147      10,275     100,000
 9     54       1,971      22,818      10,482      11,538     100,000            10,292      11,349     100,000
10     55       1,971      26,029      11,706      12,662     100,000            11,395      12,350     100,000
11     56       1,971      29,399      13,101      13,908     100,000            12,474      13,281     100,000
12     57       1,971      32,939      14,486      15,128     100,000            13,501      14,143     100,000
13     58       1,971      36,655      15,853      16,310     100,000            14,462      14,919     100,000
14     59       1,971      40,557      17,195      17,438     100,000            15,377      15,620     100,000
15     60       1,971      44,655      18,523      18,523     100,000            16,227      16,227     100,000
16     61       1,971      48,957      19,552      19,552     100,000            16,734      16,734     100,000
17     62       1,971      53,474      20,532      20,532     100,000            17,131      17,131     100,000
18     63       1,971      58,217      21,458      21,458     100,000            17,410      17,410     100,000
19     64       1,971      63,197      22,325      22,325     100,000            17,554      17,554     100,000
20     65       1,971      68,426      23,141      23,141     100,000            17,541      17,541     100,000

25     70       1,971      98,766      26,165      26,165     100,000            14,566      14,566     100,000
30     75       1,971     137,488      17,667      17,667     100,000                 0           0           0

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                  GENERAL AMERICAN LIFE INSURANCE COMPANY
                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                   MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                          ANNUAL PREMIUM: $1,282

                                                        FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.41%)

                                         ======== CURRENT ========               ======== GUARANTEED ========

END    AGE      ANNUAL       PREM        SURR       CASH       DEATH             SURR        CASH       DEATH
 OF             PAYMNT      ACCUM @     VALUE       VALUE     BENEFIT            VALUE       VALUE     BENEFIT
YEAR                          5%
 1     46       1,971       2,069         788       1,319     100,000               788       1,319     100,000
 2     47       1,971       4,242       2,235       2,948     100,000             2,224       2,936     100,000
 3     48       1,971       6,521       3,757       4,619     100,000             3,733       4,595     100,000
 4     49       1,971       8,919       5,336       6,348     100,000             5,299       6,311     100,000
 5     50       1,971      11,435       6,964       8,126     100,000             6,914       8,076     100,000
 6     51       1,971      14,076       8,777       9,958     100,000             8,714       9,894     100,000
 7     52       1,971      16,849      10,677      11,847     100,000            10,589      11,758     100,000
 8     53       1,971      19,761      12,680      13,807     100,000            12,545      13,673     100,000
 9     54       1,971      22,818      14,788      15,845     100,000            14,574      15,631     100,000
10     55       1,971      26,029      17,019      17,974     100,000            16,673      17,628     100,000
11     56       1,971      29,399      19,545      20,352     100,000            18,862      19,669     100,000
12     57       1,971      32,939      22,198      22,840     100,000            21,117      21,759     100,000
13     58       1,971      36,655      24,973      25,430     100,000            23,427      23,884     100,000
14     59       1,971      40,557      27,874      28,116     100,000            25,818      26,061     100,000
15     60       1,971      44,655      30,914      30,914     100,000            28,278      28,278     100,000
16     61       1,971      48,957      33,819      33,819     100,000            30,533      30,533     100,000
17     62       1,971      53,474      36,845      36,845     100,000            32,827      32,827     100,000
18     63       1,971      58,217      39,998      39,998     100,000            35,159      35,159     100,000
19     64       1,971      63,197      43,283      43,283     100,000            37,523      37,523     100,000
20     65       1,971      68,426      46,718      46,718     100,000            39,916      39,916     100,000

25     70       1,971      98,766      66,644      66,644     104,374            52,368      52,368     100,000
30     75       1,971     137,488      82,409      82,409     116,389            57,474      57,474     100,000

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                   MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION C)                                                          ANNUAL PREMIUM: $1,282

                                                         FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                  GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.41%)

                                         ======== CURRENT ========               ======== GUARANTEED ========

END    AGE      ANNUAL       PREM        SURR       CASH       DEATH             SURR        CASH       DEATH
 OF             PAYMNT      ACCUM @     VALUE       VALUE     BENEFIT            VALUE       VALUE     BENEFIT
YEAR                          5%
 1     46       1,971       2,069         882       1,413     100,000               882       1,413     100,000
 2     47       1,971       4,242       2,520       3,233     100,000             2,508       3,220     100,000
 3     48       1,971       6,521       4,350       5,213     100,000             4,325       5,187     100,000
 4     49       1,971       8,919       6,371       7,383     100,000             6,331       7,343     100,000
 5     50       1,971      11,435       8,593       9,755     100,000             8,537       9,699     100,000
 6     51       1,971      14,076      11,171      12,352     100,000            11,098      12,279     100,000
 7     52       1,971      16,849      14,030      15,200     100,000            13,928      15,097     100,000
 8     53       1,971      19,761      17,211      18,339     100,000            17,056      18,183     100,000
 9     54       1,971      22,818      20,747      21,804     100,000            20,504      21,561     100,000
10     55       1,971      26,029      24,685      25,641     100,000            24,301      25,256     100,000
11     56       1,971      29,399      29,250      30,057     100,000            28,504      29,311     100,000
12     57       1,971      32,939      34,316      34,958     100,000            33,129      33,771     100,000
13     58       1,971      36,655      39,930      40,387     100,000            38,217      38,673     100,000
14     59       1,971      40,557      46,155      46,398     100,000            43,844      44,087     100,000
15     60       1,971      44,655      53,053      53,053     107,144            50,066      50,066     101,111
16     61       1,971      48,957      60,363      60,363     118,545            56,604      56,604     111,164
17     62       1,971      53,474      68,394      68,394     130,680            63,703      63,703     121,717
18     63       1,971      58,217      77,214      77,214     143,610            71,406      71,406     132,807
19     64       1,971      63,197      86,895      86,895     157,399            79,750      79,750     144,456
20     65       1,971      68,426      97,532      97,532     172,157            88,778      88,778     156,705

25     70       1,971      98,766     168,954     168,954     264,606           145,977     145,977     228,620
30     75       1,971     137,488     270,489     270,489     382,016           220,270     220,270     311,092

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY, AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                 APPENDIX B
               Target Premium Factors per Thousand of Face Amount

                                Male Smoker

Age               Factor                            Age              Factor
20                  4.55
21                  4.72                             51               23.47
22                  4.90                             52               25.05
23                  5.09                             53               26.70
24                  5.29                             54               28.36
25                  5.51                             55               30.00

26                  5.55                             56               32.08
27                  5.59                             57               33.84
28                  5.63                             58               35.36
29                  5.67                             59               36.72
30                  5.71                             60               38.00

31                  6.14                             61               38.61
32                  6.50                             62               39.63
33                  6.82                             63               41.05
34                  7.12                             64               42.84
35                  7.40                             65               45.00

36                  7.86                             66               47.97
37                  8.35                             67               51.45
38                  8.87                             68               55.44
39                  9.41                             69               59.96
40                 10.00                             70               65.00

41                 10.66                             71               69.47
42                 11.45                             72               73.83
43                 12.37                             73               77.96
44                 13.42                             74               81.72
45                 14.60                             75               85.00

46                 15.92                             76               89.33
47                 17.33                             77               94.09
48                 18.82                             78               99.45
49                 20.38                             79              105.67
50                 22.00                             80              113.00

                                    55

                                  APPENDIX B
               Target Premium Factors per Thousand of Face Amount

                               Male Non-Smoker

Age               Factor                            Age              Factor
 0                  2.25
 1                  2.31                             41                9.77
 2                  2.38                             42               10.63
 3                  2.45                             43               11.55
 4                  2.53                             44               12.54
 5                  2.62                             45               12.75

 6                  2.71                             46               13.40
 7                  2.81                             47               14.05
 8                  2.92                             48               14.70
 9                  3.03                             49               15.35
10                  3.15                             50               16.00

11                  3.28                             51               16.80
12                  3.41                             52               17.60
13                  3.54                             53               18.40
14                  3.68                             54               19.20
15                  3.82                             55               20.00

16                  3.96                             56               21.80
17                  4.10                             57               23.60
18                  4.25                             58               25.40
19                  4.40                             59               27.20
20                  4.55                             60               29.00

21                  4.72                             61               30.60
22                  4.90                             62               32.20
23                  5.09                             63               33.80
24                  5.29                             64               35.40
25                  5.51                             65               37.00

26                  5.55                             66               40.80
27                  5.69                             67               44.60
28                  5.63                             68               48.40
29                  5.67                             69               52.20
30                  5.71                             70               56.00

31                  6.14                             71               60.00
32                  6.50                             72               64.00
33                  6.82                             73               68.00
34                  7.12                             74               72.00
35                  7.40                             75               76.00

36                  7.54                             76               82.22
37                  7.78                             77               88.44
38                  8.12                             78               94.67
39                  8.53                             79              100.89
40                  9.00                             80              107.11

                                    56

                                 APPENDIX B
             Target Premium Factors per Thousand of Face Amount

                               Female Smoker

Age               Factor                            Age              Factor
20                  3.25
21                  3.38                             51               17.35
22                  3.49                             52               18.65
23                  3.59                             53               19.91
24                  3.68                             54               21.09
25                  3.75                             55               22.20

26                  3.77                             56               23.44
27                  3.79                             57               24.72
28                  3.81                             58               26.06
29                  3.83                             59               27.48
30                  3.85                             60               29.00

31                  3.88                             61               30.60
32                  3.91                             62               32.27
33                  3.94                             63               34.02
34                  3.97                             64               35.89
35                  4.00                             65               37.90

36                  4.22                             66               40.08
37                  4.46                             67               42.46
38                  4.74                             68               45.05
39                  5.08                             69               47.90
40                  5.50                             70               51.00

41                  5.87                             71               54.40
42                  6.41                             72               58.10
43                  7.13                             73               62.11
44                  7.99                             74               66.42
45                  9.00                             75               70.74

46                 10.27                             76               75.25
47                 11.62                             77               80.07
48                 13.03                             78               85.21
49                 14.49                             79               90.74
50                 16.00                             80               96.00

                                    57

                                  APPENDIX B
              Target Premium Factors per Thousand of Face Amount

                               Female Non-Smoker

Age               Factor                            Age              Factor
 0                  1.90
 1                  1.95                             41                9.67
 2                  1.99                             42               10.13
 3                  2.06                             43               10.64
 4                  2.12                             44               11.21
 5                  2.19                             45               11.84

 6                  2.27                             46               12.44
 7                  2.34                             47               13.05
 8                  2.43                             48               13.72
 9                  2.52                             49               14.42
10                  2.62                             50               15.11

11                  2.72                             51               15.44
12                  2.83                             52               15.98
13                  2.95                             53               16.69
14                  3.06                             54               17.54
15                  3.17                             55               18.50

16                  3.24                             56               20.06
17                  3.31                             57               21.50
18                  3.38                             58               22.87
19                  3.45                             59               24.21
20                  3.50                             60               25.59

21                  4.00                             61               26.37
22                  4.17                             62               27.34
23                  4.35                             63               28.47
24                  4.53                             64               29.76
25                  4.65                             65               31.20

26                  4.77                             66               33.34
27                  4.89                             67               35.88
28                  5.01                             68               38.87
29                  5.13                             69               42.34
30                  5.25                             70               46.35

31                  5.65                             71               49.46
32                  6.06                             72               52.82
33                  6.49                             73               56.43
34                  6.92                             74               60.33
35                  7.36                             75               64.48

36                  7.71                             76               68.92
37                  8.08                             77               73.68
38                  8.48                             78               78.83
39                  8.89                             79               84.24
40                  9.28                             80               90.08

INDEPENDENT AUDITORS' REPORT


Board of Directors and Stockholder of General American Life Insurance Company:

We have audited the accompanying consolidated balance sheets of General American Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of operations, stockholder equity, and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of General American Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1997, in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 1996 the Company adopted Statement of Financial Accounting Standards No. 120, ACCOUNTING AND REPORTING BY MUTUAL LIFE INSURANCE ENTERPRISES AND BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION PARTICIPATING CONTRACTS.






St. Louis, Missouri
March 5, 1998

GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(DOLLARS IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                             AS OF DECEMBER 31

ASSETS                                                      1997           1996
Fixed maturities:
     Available-for-sale, at fair value                  $ 9,115,519      6,758,309
Mortgage loans, net                                       2,140,262      2,273,627
Real estate, net                                            140,145        203,767
Equity securities, at fair value                             24,211         20,905
Policy loans                                              2,073,152      1,917,861
Short-term investments                                      190,374         55,594
Other invested assets                                       243,921        183,612
                                                        -----------     ----------
          Total investments                              13,927,584     11,413,675
Cash and cash equivalents                                   358,879        142,724
Accrued investment income                                   168,592        148,419
Reinsurance recoverables and other contract deposits      4,117,958      3,264,644
Deferred policy acquisition costs                           695,253        652,251
Other assets                                                488,582        442,139
Separate account assets                                   4,118,860      2,833,258
                                                        -----------     ----------
          Total assets                                  $23,875,708     18,897,110
                                                        ===========     ==========

LIABILITIES AND STOCKHOLDER EQUITY

Policy and contract liabilities:
     Future policy benefits                            $  4,933,787      4,238,033
     Policyholder account balances:
          Universal life                                  2,534,744      1,960,726
          Annuities                                       4,161,946      4,321,241
     Pension funds                                        4,732,400      2,778,834
     Policy and contract claims                             458,606        352,433
     Dividends payable to policyholders                     113,525        103,019
                                                        -----------     ----------
          Total policy and contract liabilities          16,935,008     13,754,286
Amounts payable to reinsurers                               310,592        142,661
Long-term debt and notes payable                            214,477        295,614
Other liabilities and accrued expenses                      826,868        670,109
Deferred tax liability                                       89,046         43,277
Separate account liabilities                              4,112,666      2,810,907
                                                        -----------     ----------
          Total liabilities                              22,488,657     17,716,854
Minority interests                                          216,555        182,469
Stockholder equity:
     Common stock, $1 par value, 5,000,000 shares
       authorized, 3,000,000 shares issued and
       outstanding in 1997 and 0 in 1996                      3,000           -
     Additional paid in capital                               3,000           -
     Retained earnings                                    1,055,233        963,230
     Foreign currency translation adjustments,
       net of taxes                                         (19,481)       (15,810)
     Unrealized gain on investments, net of taxes           128,744         50,367
                                                        -----------     ----------
          Total stockholder equity                        1,170,496        997,787
                                                        -----------     ----------
          Total liabilities and stockholder equity      $23,875,708     18,897,110
                                                        ===========     ==========


SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(DOLLARS IN THOUSANDS)


                                                                         YEARS ENDED DECEMBER 31

REVENUES                                                       1997                 1996                1995
Insurance premiums and other considerations                 $1,768,169           1,623,228           1,498,013
Net investment income                                          945,542             806,883             676,404
Ceded commissions                                               44,902              27,538              18,523
Other income                                                   362,160             280,803             182,193
Net realized investment gains                                   28,538              24,531             280,756
                                                             ---------           ---------           ---------
     Total revenues                                          3,149,311           2,762,983           2,655,889

BENEFITS AND EXPENSES

Policy benefits                                              1,528,333           1,379,803           1,150,188
Interest credited to policyholder account balances             345,937             262,532             192,522
                                                             ---------           ---------           ---------
          Total policyholder benefits                        1,874,270           1,642,335           1,342,710

Dividends to policyholders                                     182,146             171,904             264,658
Policy acquisition costs                                       168,045             143,094             138,811
Other insurance and operating expenses                         739,814             642,636             522,986
                                                             ---------           ---------           ---------
          Total benefits and expenses                        2,964,275           2,599,969           2,269,165
                                                             ---------           ---------           ---------
          Income before provision for income taxes
          and minority interest                                185,036             163,014             386,724
                                                             ---------           ---------           ---------
Income tax provision (benefit):
     Current                                                    65,778              45,902             115,769
     Deferred                                                     (113)             13,992              29,411
                                                             ---------           ---------           ---------
          Total provision for income taxes                      65,665              59,894             145,180
                                                             ---------           ---------           ---------
          Income before minority interest                      119,371             103,120             241,544

Minority interest in earnings of consolidated subsidiaries     (22,134)            (19,888)            (17,512)
                                                             ---------           ---------           ---------
          Net income                                         $  97,237              83,232             224,032
                                                             =========           =========           =========


SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDER EQUITY
(DOLLARS IN THOUSANDS)


                                                                                         Foreign
                                                                                         currency       Unrealized
                                                                                        translation    gain (loss) on      Total
                                                  Common     Additional     Retained    adjustments,    investments,   stockholder
                                                   stock   paid in capital  earnings    net of taxes   net of taxes      equity
Balance at December 31, 1994                      $    -         -          646,727        (20,175)        (65,409)        561,143
Net income                                                                  224,032                                        224,032
Foreign currency translation adjustments                                                     5,908                           5,908
Change in unrealized gain (loss) on
     investments, net of tax                                                                               162,864         162,864
Other, net                                                                    3,136                                          3,136
                                                  --------------------------------------------------------------------------------
Balance at December 31, 1995                           -         -          873,895        (14,267)         97,455         957,083
Net income                                                                   83,232                                         83,232
Foreign currency translation adjustments                                                    (1,543)                         (1,543)
Change in unrealized gain (loss) on
     investments, net on tax                                                                               (47,088)        (47,088)
Other, net                                                                    6,103                                          6,103
                                                  --------------------------------------------------------------------------------
Balance at December 31, 1996                           -         -          963,230        (15,810)         50,367         997,787
Net income                                                                   97,237                                         97,237
Foreign currency translation adjustments                                                    (3,671)                         (3,671)
Change in unrealized gain (loss) on
     investments, net of tax                                                                                78,377          78,377
Issuance of common stock                           3,000       3,000         (6,000)                                          -
Dividend to parent                                                           (4,480)                                        (4,480)
Other, net                                                                    5,246                                          5,246
                                                  --------------------------------------------------------------------------------
Balance at December 31, 1997                      $3,000       3,000      1,055,233        (19,481)        128,744       1,170,496
                                                  ================================================================================

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.


GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(DOLLARS IN THOUSANDS)

                                                                                   YEARS ENDED DECEMBER 31
CASH FLOWS FROM OPERATING ACTIVITIES                                      1997                 1996                1995

Net income                                                            $    97,237               83,232             224,032
Adjustments to reconcile net income to net cash
  provided by (used in) operating activities:
     Change in:
       Accrued investment income                                          (20,568)             (16,275)            (22,202)
       Reinsurance recoverables and other contract deposits              (838,390)            (159,713)            262,054
       Deferred policy acquisition costs                                 (113,040)             (87,249)            (23,141)
       Other assets                                                       (61,796)             (51,444)            (67,650)
       Future policy benefits                                             693,052              330,511             399,261
       Policy and contract claims                                         105,503               14,652              74,173
       Other liabilities and accrued expenses                             319,787               65,184             184,756
       Deferred income taxes                                                 (113)              13,992              29,411
     Policyholder considerations                                         (137,163)            (144,748)           (140,475)
     Interest credited to policyholder account balances                   345,937              262,532             192,522
     Amortization and depreciation                                         32,744               28,375              19,196
     Net realized investment (gains)                                      (28,538)             (24,531)           (280,756)
     Other, net                                                               372              (14,554)              2,488
                                                                      -----------           ----------          ----------
Net cash provided by operating activities                                 395,024              299,964             853,669
                                                                      -----------           ----------          ----------

CASH FLOWS FROM INVESTING ACTIVITIES

Proceeds from investments sold or redeemed:
 Fixed maturities available-for-sale                                    2,070,743            1,822,169           1,482,122
 Mortgage loans                                                           594,151              182,650             206,520
 Equity securities                                                         31,602               13,427             468,143
 Short-term and other invested assets                                     163,393               84,748             414,102
Cost of investments purchased:
 Fixed maturities available-for-sale                                   (4,463,100)          (3,428,943)         (3,010,016)
 Fixed maturities held-to-maturity                                              -                    -              (3,068)
 Equity securities                                                        (47,283)             (39,553)            (89,062)
 Short-term and other invested assets                                    (293,857)             (97,426)            (16,471)
 Mortgage loan originations                                              (438,959)            (593,438)           (431,043)
Maturity of fixed maturities held-to-maturity                                   -                    -               6,365
Maturity of fixed maturities available-for-sale                           281,736              225,087              75,518
Increase in policy loans, net                                            (153,399)            (210,624)           (211,526)
Investments in subsidiaries                                                (6,032)              (4,807)           (126,363)
                                                                      -----------           ----------          ----------
Net cash used in investing activities                                  (2,261,005)          (2,046,710)         (1,234,779)
                                                                      -----------           ----------          ----------
CASH FLOWS FROM FINANCING ACTIVITIES

Net policyholder account and contract deposits                          2,121,488            1,632,495             294,685
Issuance of debt                                                            1,857              106,903             100,219
Repayment of debt                                                         (80,606)             (19,497)             (4,800)
Dividends                                                                  (2,112)              (1,832)             (4,376)
Other, net                                                                 46,829               26,770              17,498
                                                                      -----------           ----------          ----------

Net cash provided by financing activities                               2,087,456            1,744,839             403,226
                                                                      -----------           ----------          ----------

Effect of exchange rate changes                                            (5,320)                (266)              5,908
                                                                      -----------           ----------          ----------
Net increase (decrease) in cash and cash equivalents                      216,155               (2,173)             28,024
                                                                      -----------           ----------          ----------
Cash and cash equivalents at beginning of year                            142,724              144,897             116,873

                                                                      -----------           ----------          ----------
Cash and cash equivalents at end of year                              $   358,879              142,724             144,897
                                                                      ===========           ==========          ==========

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

GENERAL AMERICAN LIFE INSURANCE COMPANY AND SUBSIDIARIES

(1) BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REORGANIZATION

In September 1996, the Board of Directors of General American Life Insurance Company (General American) adopted the Reorganization Plan (Plan) which authorized the reorganization (Reorganization) of General American into a mutual insurance holding company structure. The Missouri Department of Insurance held a public hearing on the Reorganization on December 19, 1996 and approved the Plan on January 24, 1997. The policyholders of General American approved the Plan on January 28, 1997 and the Reorganization became effective on April 24, 1997 (effective date). General American was the first company to obtain approval and to form a mutual insurance holding company under the Missouri Mutual Holding Company Statute.

Pursuant to the Reorganization, General American (the Company) (i) formed General American Mutual Holding Company (GAMHC) as a mutual insurance holding company under the insurance laws of the State of Missouri, (ii) formed GenAmerica Corporation (GenAmerica) as an intermediate stock holding company under the general laws of the State of Missouri, and (iii) amended and restated its Charter and Articles of Incorporation to authorize the issuance of capital stock and the continuance of its existence as a stock life insurance company under the same name. GAMHC may, among other things, elect all of the directors of GenAmerica and approve matters submitted for shareholder approval. As of the effective date of the Reorganization, the membership interests and the contractual rights of the policyholders of the Company were separated - the membership interests automatically became, by operation of law, membership interests in GAMHC and the contractual rights remained with the Company. Each person who becomes the owner of a designated policy or contract of insurance or annuity issued by the Company after the effective date of the Reorganization (subject to certain exceptions and conditions set forth in the Articles of Incorporation of GAMHC) will become a member of GAMHC and have a membership interest in GAMHC by operation of law so long as such policy or contract remains in force. The membership interests in GAMHC follow, and are not severable, from the insurance policy or annuity contract from which the membership interest in GAMHC is derived.

The Company issued 3 million shares of its authorized shares of capital stock to GAMHC in 1997. GAMHC then contributed all of these to GenAmerica in exchange for 1 thousand shares of its common stock. As a result, GenAmerica directly owns the Company, and GAMHC indirectly owns the Company, through GenAmerica. In addition, the Company capitalized $3 million of its unassigned surplus to paid in capital.

The consolidated financial statements include the assets, liabilities, and results of operations of the Company and its wholly owned subsidiaries, General American Holding Company, a non-insurance holding company; Cova Corporation, an insurance holding company; Paragon Life Insurance Company; Security Equity Life Insurance Company; General Life Insurance Company of America; General Life Insurance Company, its 63.8 percent owned subsidiary, Reinsurance Group of America, Incorporated (RGA), an insurance holding company, and its 62.7 percent owned subsidiary, Conning Corporation.

The Company's principal lines of business, conducted through General American or one of its subsidiaries, are: Individual Life Insurance, Annuities, Group Life and Health Insurance, Asset Management, and Reinsurance. The Company distributes its products and services primarily through a nationwide network of general agencies, independent brokers, and group sales and claims offices. The Company (including its subsidiaries) is licensed to do business in all fifty states, twelve Canadian provinces, Puerto Rico, and the District of Columbia. Through its subsidiaries, the Company has operations in Europe, Pacific Rim countries, and Latin America.

INITIAL PUBLIC OFFERING

In December 1997, the Company's subsidiary, Conning Corporation (Conning) successfully completed an Initial Public Offering (IPO) of 2.875 million shares of its common stock. Conning received net proceeds of approximately $34.5 million from the offering. After the IPO, the Company owns 62.7 percent of the total shares outstanding of Conning's common stock. The publicly held stock of Conning is listed on the NASDAQ National Market System

SIGNIFICANT ACCOUNTING POLICIES

The accompanying consolidated financial statements are prepared on the basis of generally accepted accounting principles (GAAP) and include the accounts of the Company and its majority owned subsidiaries. Less than majority-owned entities in which the Company has at least a 20 percent interest are reported on the equity basis. All significant intercompany accounts and transactions have been eliminated in consolidation. The preparation of financial statements requires the use of estimates by management which affect the amounts reflected in the financial statements. Actual results could differ from those estimates. Accounts that the Company deems to be sensitive to changes in estimates include future policy benefits and policy and contract claims, deferred acquisition costs, and investment and deferred tax valuation allowances.

In April 1993, the Financial Accounting Standards Board (FASB) issued Interpretation No. 40, APPLICABILITY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES TO MUTUAL LIFE INSURANCE AND OTHER ENTERPRISES. This Interpretation requires mutual life insurance enterprises which had traditionally issued statutory based financial statements that had been reported to be in conformity with GAAP, to apply all authoritative accounting pronouncements in preparing those statements, effective for periods beginning after December 31, 1994. In January 1995, the FASB issued Statement of Financial Accounting Standards No. 120 (SFAS 120), ACCOUNTING AND REPORTING BY MUTUAL LIFE INSURANCE ENTERPRISES AND BY INSURANCE ENTERPRISES FOR CERTAIN LONG DURATION PARTICIPATING CONTRACTS, and the American Institute of Certified Public Accountants (AICPA) issued Statement of Position 95-1 (SOP 95-1), ACCOUNTING FOR CERTAIN INSURANCE ACTIVITIES OF MUTUAL LIFE ENTERPRISES, which together define the GAAP model for mutual life insurance enterprises. These pronouncements define the enterprises and method of accounting for certain participating life insurance contracts of mutual and stock life insurance companies that meet the criteria defined in SOP 95-1. SFAS 120 also deferred implementation of Interpretation No. 40 to be concurrent with implementation of SFAS 120. SFAS 120 and SOP 95-1 are effective for financial statements issued for fiscal years beginning after December 15, 1995. The effect of initially applying this new accounting model has been reported retroactively through restatement of all periods presented.

The significant accounting policies of the Company are as follows:

RECOGNITION OF REVENUE

For traditional life policies, including participating businesses, premiums are recognized when due, less allowances for estimated uncollectible balances. For limited payment contracts, net premiums are recorded as revenue, and the difference between the gross premium and the net premium is deferred and recognized in income in a constant relationship to insurance in force over the estimated policy life. For universal life and annuity products, contract charges for mortality, surrender, and expense, other than front-end expense charges, are reported as income when charged to policyholders' accounts.

Other income represents the fees generated from the Company's non-insurance operations, primarily service and contract fees relating to asset management, system development, and third-party administration. Amounts are recognized when earned.

INVESTED ASSETS

FIXED MATURITY AND EQUITY SECURITIES: Investment securities are accounted for in accordance with SFAS 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES. SFAS 115 requires debt and equity securities to be classified into categories of available-for-sale, trading securities, or held-to-maturity depending on an entity's ability and positive intent to hold a security to maturity. All of the Company's securities are classified as available-for-sale. Fixed maturities available-for-sale are reported at fair value and are so classified based on the possibility that such securities could be sold prior to maturity if that action enables the Company to execute its investment philosophy and appropriately match investment results to operating and liquidity needs. Equity securities are carried at fair value.

Realized gains or losses on the sale of securities are determined on the basis of specific identification. Unrealized gains and losses are recorded, net of related income tax effects, in a separate component of stockholder equity.

MORTGAGE LOANS: Mortgage loans on real estate are stated at an unpaid principal balance, net of unamortized discounts and valuation allowances for possible impairment in value. The Company discontinues the accrual of interest on mortgage loans which are more than 90 days delinquent. Interest received on nonaccrual mortgage loans is generally reported as interest income.

POLICY LOANS, REAL ESTATE AND OTHER INVESTED ASSETS: Policy loans are carried at an unpaid principal balance and are generally secured by the cash surrender value. Investment real estate which the Company has the intent to hold for the production of income is carried at depreciated cost, net of writedowns for other than temporary declines in fair value and encumbrances. Properties held for sale (primarily acquired through foreclosure) are carried at the lower of depreciated cost (fair value at foreclosure plus capital additions less accumulated depreciation and encumbrances) or fair value. Adjustments to carrying value of properties held for sale are recorded in a valuation reserve when the fair value is below depreciated cost. The accumulated depreciation and encumbrances on real estate amounted to $47.0 million and $53.0 million at December 31, 1997 and 1996, respectively. Direct valuation allowances amounted to $6.7 million and $15.7 million at December 31, 1997 and 1996, respectively. Other invested assets are principally recorded at fair value.

SHORT-TERM INVESTMENTS: Short-term investments, consisting primarily of money market instruments and other debt issues purchased with an original maturity of less than a year, are carried at amortized cost, which approximates fair value.

INVESTED ASSET IMPAIRMENT AND VALUATION ALLOWANCES: Invested assets are considered impaired when the Company determines that collection of all amounts due under the contractual terms is doubtful. The Company adjusts invested assets to their estimated net realizable value at the point at which it determines an impairment is other than temporary. In addition, the Company has established valuation allowances for mortgage loans and other invested assets. Valuation allowances for other than temporary impairments in value are netted against the asset categories to which they apply. Additions to valuation allowances are included in realized gains and losses.

The Company recognizes its proportionate share of the resultant gains or losses on the issuance or repurchase of its subsidiaries' stock as a direct credit or charge to retained earnings.

CASH AND CASH EQUIVALENTS: For purposes of reporting, cash and cash equivalents represent cash, demand deposits and highly liquid short-term investments, which include U.S. Treasury bills, commercial paper, and repurchase agreements with original or remaining maturities of 90 days or less when purchased.

INVESTMENT INCOME

Bond premium and discounts are amortized into income using the scientific yield method over the term of the security. Amortization of the premium or discount on mortgage-backed securities is recognized using a scientific yield method which considers the estimated timing and amount of prepayments of underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are adjusted when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. When such differences occur, the net investment in the mortgage-backed security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security with a corresponding charge or credit to interest income (the "retrospective method").

POLICY AND CONTRACT LIABILITIES

For traditional life insurance policies, future policy benefits are computed using a net level premium method with actuarial assumptions as to mortality, persistency, and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on industry standards and the Company's historical experience which, together with interest and expense assumptions, provide a margin for adverse deviation. Interest rate assumptions generally range from 2.5 percent to 11.0 percent.

For participating policies, future policy benefits are computed using a net level premium method based on the guaranteed cash value basis for mortality and interest. Mortality rates are similar to those used for statutory valuation purposes. Interest rates generally range from 2.5 percent to 6.0 percent. Dividend liabilities are established when earned.
When the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected policy benefits and expenses, unrecoverable deferred policy acquisition costs are written off and thereafter a premium deficiency reserve is established through a charge to earnings.

Policyholder account balances for universal life and annuity policies are equal to the policyholder account value before deduction of any surrender charges. The policyholder account value represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals. These expense charges are recognized in income as earned.

The range of weighted average interest crediting rates used by the Company and its life insurance subsidiaries were as follows:


                     1997        1996        1995
Universal life    6.00-7.10%  6.00-7.56%  6.00-7.87%
Annuities         5.70-6.20%  5.70-6.20%  5.69-6.29%

Accident and health benefits for active lives are calculated using the net level premium method and assumptions as to future morbidity, withdrawals, and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are calculated using the present value of future benefits and experience assumptions for claim termination, expense, and interest which also provide a margin for adverse deviation.

POLICY AND CONTRACT CLAIMS

The Company establishes a liability for unpaid claims based on estimates of the ultimate cost of claims incurred, which is comprised of aggregate case basis estimates, average claim costs for reported claims, and estimates of unreported losses based on past experience. Policy and contract claims include a provision for both life and accident and health claims. Management believes the liabilities for unpaid claims are adequate to cover the ultimate liability; however, due to the underlying risks and the high degree of uncertainty associated with the determination of the liability for unpaid claims, the amounts which will ultimately be paid to settle these liabilities cannot be determined precisely and may vary from the estimated amount included in the consolidated balance sheets.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, which vary with and are primarily related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future profitability of the underlying business. Such costs include commissions, premium taxes, as well as certain other costs of policy issuance and underwriting.

For limited payment and other nonparticipating traditional life insurance policies, the deferred policy acquisition costs are amortized with interest in proportion to the ratio of the expected annual premium revenue to the expected total premium revenue. Expected future premium revenue is estimated with the same assumptions used for computing liabilities for future policy benefits for these policies.

For participating life insurance, universal life, and annuity type contracts, the deferred policy acquisition costs are amortized over a period of not more than thirty years in relation to the present value of estimated gross profits arising from interest margin, cost of insurance, policy administration, and surrender charges.

The range of average rates of assumed interest used by the Company and its insurance subsidiaries in estimated gross margins were as follows:

                           1997          1996          1995
Participating life         8.17%         8.70%         7.81%
Universal life          6.25-7.79%    6.00-8.20%    6.00-7.56%
Annuities               7.00-7.84%       7.83%         8.04%

The estimates of expected gross margins are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to current earnings. Under SFAS 115, deferred policy acquisition costs are adjusted for the impact on estimated gross margins as if the net unrealized gains and losses on securities had actually been realized.

REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured by ceding risks to other insurance enterprises or reinsurers under various types of contracts including coinsurance and excess coverage. The Company's retention level per individual life ranges between $50 thousand and $2.5 million depending on the entity writing the policy.

The Company assumes and retrocedes financial reinsurance contracts which represent low mortality risk reinsurance treaties. These contracts are reported as deposits and are included in reinsurance recoverable/payable in the accompanying consolidated balance sheet. The amount of revenue reported on these contracts represents fees and the cost of insurance under the terms of the reinsurance agreement.

Reinsurance activities are accounted for consistent with terms of the risk transfer reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premiums. Amounts applicable to reinsurance ceded for future policy benefits and claim liabilities have been reported as assets for these items and commissions and expense allowances received in connection with reinsurance ceded have been accounted for in income as earned. Reinsurance does not relieve the Company from its primary responsibility to meet claim obligations. The Company evaluates the financial conditions of its reinsurers annually.

FEDERAL INCOME TAXES

The Company and certain of its U.S. subsidiaries file a consolidated federal income tax return. In order to consolidate, the Company must possess both 80 percent of the total voting power and 80 percent of the value of the stock of the subsidiary. Further, even if it meets the 80 percent test, any acquired life insurance company is not included in the consolidated return until the acquired company has been a member of the group for five years. Prior to satisfying the five-year requirement, the subsidiary files a separate federal return. RGA Barbados, a subsidiary of RGA, also files a U.S. tax return. The Company's Canadian, Argentine, Australian, Chilean, Mexican, Spanish, and United Kingdom subsidiaries are taxed under applicable local statutes. The Company uses the asset and liability method to record deferred income taxes. Accordingly, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, using enacted tax rates, expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

SEPARATE ACCOUNT BUSINESS

The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable life insurance and annuity contracts for the exclusive benefit of the contract holders. The Company charges the separate accounts for cost of insurance and administrative expense associated with a contract and charges related to early withdrawals by contract holders. The assets and liabilities of the separate account are carried at fair value. The Company's participation in the separate accounts (seed money) is carried at its fair value in the separate account, and amounted to $6.2 million and $22.3 million at December 31, 1997 and 1996, respectively.

FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care. The following assumptions were used to estimate the fair value of each class of financial instrument for which it was practicable to estimate fair value:

INVESTMENT SECURITIES: Fixed maturities are valued using quoted market prices, if available. For securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of investments. The fair values of equity securities are based on quoted market prices.

MORTGAGE LOANS: The fair values of mortgage loans are estimated using discounted cash flow analyses and interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

POLICY LOANS: The fair value of policy loans approximates the carrying value. The majority of these loans are indexed, with yield tied to a stated return.

POLICYHOLDER ACCOUNT BALANCES ON INVESTMENT TYPE CONTRACTS: Fair values for the Company's liabilities under investment-type contracts are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. For contracts with no defined maturity date, the carrying value approximates fair value.

SEPARATE ACCOUNT ASSETS AND LIABILITIES: The separate account assets and liabilities are carried at fair value as determined by the market value of the underlying segregated investments.

SHORT-TERM INVESTMENTS AND CASH AND CASH EQUIVALENTS: The carrying amount is considered a reasonable estimate of fair value.

LONG-TERM DEBT AND NOTES PAYABLE: The fair value of long-term debt and notes payable is estimated using discounted cash flow calculations based on interest rates currently being offered for similar instruments.

Refer to Note 4 for additional information on fair value of financial instruments.

RECLASSIFICATION
The Company has reclassified the presentation of certain prior period information to conform with the 1997 presentation.

(2) SIGNIFICANT ACQUISITIONS AND DIVESTITURES

On June 1, 1995, the Company acquired Xerox Life Insurance Companies, now known as Cova Corporation (Cova). At acquisition, Cova had total assets of approximately $635.6 million. The purchase price of approximately $107.7 million was funded from the Company's operations.

Effective July 31, 1995, the Company entered into a merger arrangement with Conning Corporation and Subsidiaries (Conning), an investment management firm, whereby the Company acquired Conning and subsequently contributed Conning and General American Investment Management Company, a wholly owned subsidiary, to form Conning Asset Management Company (CAM). At acquisition, Conning had total assets of approximately $16.0 million. The purchase price consisted of approximately $12.0 million in cash (from the Company's operations) and 3.2 million shares of CAM convertible redeemable preferred stock, with fair value of approximately $17.0 million.

These transactions were accounted for using the purchase method of accounting. The results of operations of the acquired entities are included in the consolidated financial statements subsequent to the respective acquisition dates. The excess of cost over fair value of net assets acquired amounted to approximately $56.6 million and $23.1 million for Cova and Conning, respectively, and is being amortized over approximately 20 years.
On January 3, 1995, the Company sold its 72 percent ownership in GenCare Health Systems, Inc. to United HealthCare Corporation. Proceeds received net of expenses were $365.0 million and the net realized gain on sale was $170.2 million.

The Company distributed its ownership of its wholly owned subsidiary, Walnut Street Securities, Inc. (WSS), at December 31, 1997 to GenAmerica. The net book value of WSS, was $4.48 million at the time of distribution. The revenue and expenses of WSS are included in the Company's consolidated statement of operations for 1997.

(3) INVESTMENTS

Fixed maturities and equity securities
The amortized cost and estimated fair value of fixed maturity and equity securities at December 31, 1997 and 1996 are as follows (in thousands):

                                                                           1997

                                                 Gross       Gross     Estimated
                                   Amortized   unrealized  unrealized     fair
                                     cost        gains       losses      value
Available-for-sale:
U. S. Treasury securities          $   48,074       1,125        (27)     49,172
Government agency
obligations                           378,002      84,425     (1,281)    461,146
Corporate securities                5,491,210     319,682    (45,790)  5,765,102
Mortgage-backed securities          2,544,241      45,211    (17,832)  2,571,620
Asset-backed securities               265,725       3,380       (626)    268,479
                                   ----------  ----------  ----------  ---------
Total fixed maturities
  available-for-sale               $8,727,252     453,823    (65,556)  9,115,519
                                   ==========  ==========  ==========  =========
Equity securities                  $   23,558         653          -      24,211
                                   ==========  ==========  ==========  =========

                                                                            1996

                                                 Gross       Gross     Estimated
                                   Amortized   unrealized  unrealized     fair
                                     cost        gains       losses      value
Available-for-sale:
U. S. Treasury securities          $   28,980         368       (151)     29,197
Government agency
obligations                           343,945      41,324       (970)    384,299
Corporate securities                4,071,775     158,361    (39,623)  4,190,513
Mortgage-backed securities          1,949,717      18,927    (14,386)  1,954,258
Asset-backed securities               198,934       1,599       (491)    200,042
                                   ----------  ----------  ----------  ---------
Total fixed maturities
  available-for-sale               $6,593,351     220,579    (55,621)  6,758,309
                                   ==========  ==========  ==========  =========
Equity securities                  $   21,460       1,137     (1,692)     20,905
                                   ==========  ==========  ==========  =========

The Company manages its credit risk associated with fixed maturities by diversifying its portfolio. At December 31, 1997 and 1996, the Company held no corporate debt securities or foreign government debt securities of a single issuer which had a carrying value in excess of 10 percent of stockholder equity.


The amortized cost and estimated fair value of fixed maturities at December 31, 1997, by contractual maturity, are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                  Estimated
                                                 Amortized           fair
                                                    cost            value
Due in one year or less                        $      67,409         67,921
Due after one year through five years              1,279,675      1,303,178
Due after five years through ten years             1,816,231      1,855,188
Due after ten years through twenty years           3,019,696      3,317,612
Mortgage-backed securities                         2,544,241      2,571,620
                                               -------------      ---------
Total                                          $   8,727,252      9,115,519
                                               =============      =========

The sources of net investment income follow (in thousands):

                           1997       1996       1995
Fixed maturities        $  561,709    464,512    368,033
Mortgage loans             194,504    171,781    143,047
Real estate                 34,164     39,062     37,108
Equity securities            1,317        755        622
Policy loans               148,316    133,511    127,920
Short-term investments      16,600     13,979     26,920
Other                       13,943      9,705       (368)
                          --------    -------    -------
Investment revenue         970,553    833,305    703,282
Investment expenses        (25,011)   (26,422)   (26,878)
                          --------    -------    -------
Net investment income   $  945,542    806,883    676,404
                          ========    =======    =======

Net realized gains (losses) from sales of investments consist of the following (in thousands):

                                   1997          1996       1995
Fixed maturities:
     Realized gains             $   23,969       27,928     30,139
     Realized losses                (16,796)    (10,398)    (9,000)
Equity securities:
     Realized gains                   1,835       6,146    306,142
     Realized losses                 (1,457)       (288)    (5,259)
Other investments, net               20,987       1,143    (41,266)
                                    -------     -------    -------
Net realized investment gains   $    28,538      24,531    280,756
                                    =======     =======    =======

Included in the net realized losses are permanent write-downs of approximately $4.8 million during 1997.

A summary of the components of the net unrealized appreciation (depreciation) on invested assets carried at fair value is as follows (in thousands):


                                                          1997          1996
Unrealized appreciation (depreciation):
     Fixed maturities available-for-sale               $  388,267       164,957
     Equity securities and short-term investments             658           605
     Derivatives                                              888           -
Effect of unrealized appreciation (depreciation) on:
     Deferred policy acquisition costs                   (142,187)      (70,038)
     Present value of future profits                       (2,901)        1,986
Deferred income taxes                                     (91,779)      (36,705)
Other                                                         139           -
Minority interest, net of taxes                           (24,341)      (10,438)
                                                       ----------     ---------
Net unrealized appreciation                            $  128,744        50,367
                                                       ==========     =========

The Company and its insurance subsidiaries have securities on deposit with various state insurance departments and regulatory authorities with an amortized cost of approximately $ 293.5 million and $278.6 million at December 31, 1997 and 1996, respectively.

MORTGAGE LOANS
The Company originates mortgage loans on income-producing properties, such as apartments, retail and office buildings, light warehouses, and light industrial facilities. Loan to value ratios at the time of loan approval are 75 percent or less. The Company minimizes risk through a thorough credit approval process and through geographic and property type diversification.

The Company's mortgage loans were distributed as follows (in thousands):

                                           1997                        1996

                        Carrying      Percent of     Carrying      Percent of
                         Value          Total         Value          Total
Arizona                 $   156,453       7.2%       $   185,575       8.0%
California                  358,443      16.5            378,376      16.4
Colorado                    228,797      10.5            226,531       9.8
Florida                     153,174       7.0            193,570       8.4
Georgia                     131,861       6.1            141,442       6.1
Illinois                    155,184       7.1            183,883       8.0
Maryland                    104,567       4.8             99,944       4.3
Missouri                    100,815       4.6            102,111       4.4
Texas                       191,619       8.8            225,697       9.8
Virginia                     84,140       3.9             92,663       4.0
Other                       513,213      23.5            481,546      20.8
                        -----------   ---------      -----------    --------
Subtotal                  2,178,266     100.0%         2,311,338     100.0%
Valuation reserve           (38,004)                     (37,711)
                        -----------   ---------      -----------    --------
Total                   $ 2,140,262                  $ 2,273,627
                        ===========   =========      ===========    ========

                                           1997                        1996

                        Carrying      Percent of     Carrying      Percent of
                         Value          Total         Value          Total
Property Type
     Apartment          $   101,038       4.6%       $   131,352       5.7%
     Retail                 903,438      41.5            966,298      41.8
     Office building        622,185      28.6            641,204      27.7
     Industrial             445,253      20.4            479,755      20.8
     Other commercial       106,352       4.9             92,729       4.0
                        -----------   ---------      -----------    --------
     Subtotal             2,178,266     100.0%         2,311,338     100.0%
     Valuation reserve      (38,004)                     (37,711)
                        -----------   ---------      -----------    --------
     Total              $ 2,140,262                  $ 2,273,627
                        ===========   =========      ===========    ========

An impaired loan is measured at the present value of expected future cash flows or, alternatively, the observable market price or the fair value of the collateral.

Mortgage loans which have been non-income producing for the preceding twelve months were $8.7 million and $5.1 million at December 31, 1997 and 1996, respectively. At December 31, 1997 and 1996, the recorded investment in mortgage loans that were considered impaired under SFAS 114, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN, was $119.7 million and $86.5 million, respectively, with related allowances for credit losses of $12.7 million and $8.0 million, respectively. The average recorded investment in impaired loans during 1997 and 1996 was $103.1 million and $107.9 million, respectively. For the years ended December 31, 1997, 1996, and 1995, the Company recognized $9.7 million, $6.6 million, and $11.9 million, respectively, of interest income on those impaired loans, which included $9.9 million, $6.7 million, and $12.0 million, respectively, of interest income recognized using the cash basis method of income recognition.

The Company has outstanding mortgage loan commitments as of December 31, 1997 totaling $284.6 million. During 1995, the Company entered into an agreement whereby approximately $109.8 million of mortgage loans were sold by the Company for securitization and resale by a financial institution as mortgage pass-through certificates. In conjunction with this transaction, the Company entered into futures positions to hedge against interest rate risk. The sale of these mortgage loans resulted in a net loss of approximately $.4 million. In addition, the close-out of the futures positions related to this transaction resulted in a net loss of approximately $6.4 million.

DERIVATIVES The Company has a variety of reasons to use derivative instruments, such as to attempt to protect the Company against possible changes in the market value of its portfolio as a result of interest rate changes and to manage the portfolio's effective yield, maturity, and duration. The Company does not invest in derivatives for speculative purposes. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

Summarized below are the specific types of derivative instruments used by the Company.

INTEREST RATE SWAPS: The Company manages interest rate risk on certain contracts, primarily through the utilization of interest rate swaps. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the payments between floating and fixed-rate interest amounts calculated by reference to notional amounts. Net interest payments are recognized within net investment income in the consolidated statements of operations.



At December 31, 1997, the Company had thirty outstanding interest rate swap agreements which expire at various dates through 2025. Under thirteen of the agreements, the Company receives a fixed rate ranging from 5.975 percent to
7.51 percent on a notional amount of $68.6 million and pays a floating rate based on London Interbank Offered Rate (LIBOR). Under the remaining seventeen outstanding interest rate swap agreements, the Company receives a floating rate based on LIBOR on a notional amount of $93 million and pays a fixed rate ranging from 6.495 percent to 8.562 percent. The estimated fair value of the agreements was a net loss of approximately $2.5 million which is not recognized in the accompanying consolidated balance sheet.

At December 31, 1996, the Company had eight outstanding interest rate swap agreements which expire at various dates through 2025. Under six of the agreements, the Company receives a fixed rate ranging from 5.825 percent to
8.31 percent on a notional amount of $25.4 million and pays a floating rate based on LIBOR. Under the remaining two outstanding interest rate swap agreements, the Company receives a floating rate based on LIBOR on a notional amount of $15 million and pays a fixed rate ranging from 6.52 percent to 6.90 percent. The estimated fair value of the agreements was a net gain of approximately $0.3 million which is not recognized in the accompanying consolidated balance sheet.

CURRENCY SWAPS: Under foreign currency swaps, the Company agrees with other parties to exchange at specified intervals, the difference between two currencies on an exchange rate basis the interest amounts calculated by reference to an agreed notional principal amount. The Company uses this technique for foreign denominated assets to match dollar denominated liabilities of various fixed income products. Net interest payments are recognized within net investment income in the consolidated statements of operations.

At December 31, 1997 and 1996, the Company had six and two outstanding currency swap agreements, respectively, which expire at various dates through 2026. The notional amount was $34.3 million and $13.9 million, respectively.
 The estimated fair value of the agreements was a net loss of $1.3 million and $2.3 million, respectively, which is not recognized in the accompanying consolidated balance sheet.

FUTURES: A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Company generally invests in futures on U.S. Treasury Bonds, U.S. Treasury Notes, and the S&P 500 Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

Futures contracts outstanding as of years ending 1997 and 1996 were as follows:

                                 ($ in thousands)
                     NET (SOLD)
                      PURCHASE  NOTIONAL      FAIR     UNREALIZED
                      POSITION    AMOUNT     VALUE     GAIN(LOSS)
December 31, 1997       (510)    $51,000     60,940      ($907)
December 31, 1996         50      12,500     14,653        404

OPTIONS: Currently, the Company buys both exchange-traded and over-the-counter options based on the S&P 500 Index to support equity indexed annuity policies. An equity indexed annuity is a product under which contractholders receive a minimum guaranteed value and also participate in stock market appreciation. Options are marked to market value quarterly. The change in value is reflected in investment income to assure proper matching of the hedge to changes in the liability. The amounts involved are not material.

The Company is exposed to credit related risk in the event of nonperformance by counterparties to financial instruments but does not expect any counterparties to fail to meet their obligations. Where appropriate, master netting agreements are arranged and collateral is obtained in the form of rights to securities to lower the Company's exposure to credit risk. It is the Company's policy to deal only with highly rated companies. There are not any significant concentrations with counterparties.

(4) FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1997 and 1996. SFAS 107, DISCLOSURES ABOUT THE FAIR VALUE OF FINANCIAL INSTRUMENTS, defines fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties (in thousands):

                                                        1997                          1996
                                     Carrying      Estimated       Carrying      Estimated
                                      Value       Fair Value        Value       Fair Value
Assets:
  Fixed maturities               $  9,115,519      9,115,519      6,758,309      6,758,309
  Mortgage loans                    2,140,262      2,333,895      2,273,627      2,354,072
  Policy loans                      2,073,152      2,073,152      1,917,861      1,917,861
  Short-term investments              190,374        190,374         55,594         55,594
  Other invested assets               243,921        243,921        183,612        183,628
  Separate account assets           4,118,860      4,118,860      2,833,258      2,833,258
Liabilities:
  Policyholder account
     balances relating to
     investment contracts        $  6,696,690      6,608,068      6,281,967      6,190,919
  Long term debt and
  notes payable                       214,477        222,419        295,614        293,913
  Separate account
  liabilities                       4,112,666      4,112,666      2,810,907      2,810,907

(5) REINSURANCE

The Company is a major reinsurer to the life and health industry. The effect of reinsurance on premiums and other considerations is as follows (in thousands):

                                                1997           1996          1995
Direct                                      $ 1,120,169      1,097,340      1,069,248
Assumed                                         996,861        827,171        700,152
Ceded                                          (348,861)      (301,283)      (271,387)
                                            -----------      ---------      ---------
Net insurance premiums and other
 considerations                             $ 1,768,169      1,623,228      1,498,013
                                            ===========      =========      =========

Reinsurance assumed represents approximately $212.5 billion, $160.0 billion, and $157.9 billion, of insurance in force at December 31, 1997, 1996, and 1995, respectively. The amount of ceded insurance in force, including retrocession, was $50.4 billion, $53.2 billion, and $48.7 billion, for 1997, 1996, and 1995, respectively.

(6) FEDERAL INCOME TAXES

Income tax expense (benefit) attributable to income from operations consists of the following (in thousands):

                                  1997         1996         1995
Current income tax expense     $   65,778      45,902      115,769
Deferred income tax expense
  (benefit)                          (113)     13,992       29,411
                               ----------     -------      -------
Provision for income taxes     $   65,665      59,894      145,180
                               ==========     =======      =======

Income tax expense attributable to income from operations differed from the amounts computed by applying the U.S. federal income tax rate of 35 percent to pre-tax income as a result of the following (in thousands):

                                          1997           1996           1995
Computed "expected" tax expense        $   64,763        57,055        135,353
Increase (decrease) in income tax
   resulting from:
   Surplus tax on mutual life
     insurance companies                    5,325         4,777            -
   Foreign tax rate in excess
     of U.S. tax rate                         556           941            763
   Tax preferred investment
     income                                (6,583)       (7,318)        (5,784)
   State tax net of federal benefit           830           971            292
   GAAP/tax basis difference
     on GenCare sale                          -             -           15,710
   Foreign tax credit                        (594)          -              -
   Goodwill amortization                      956           895            567
   Difference in book vs. tax
     basis in domestic
     subsidiaries                           2,166         2,230          1,547
   Other, net                              (1,754)          343         (3,268)
                                       ----------       -------        -------
Provision for income taxes             $   65,665        59,894        145,180
                                       ==========       =======        =======

Total income taxes were allocated as follows:

                                          1997           1996           1995
Provision for income taxes             $   65,665        59,894        145,180
Income tax from stockholder equity:
   Unrealized holding gain
     or loss on debt and
     equity securities
     recognized for financial
     reporting purposes                    55,923       (24,612)        99,871
Foreign currency translation              (12,122)          -              -
Other                                        (437)       (1,023)           -
                                       ----------       -------        -------
Total income tax                       $  109,029        34,259        245,051
                                       ==========       =======        =======

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 1997 and 1996 are presented below (in thousands):

                                                 1997            1996
Deferred tax assets:
   Reserve for future policy benefits        $  149,496        138,848
   Deferred acquisition costs capitalized
      for tax                                   110,418         95,332
   Difference in basis of post retirement
      benefits                                    6,846         13,993
   Net operating loss                            40,915         22,789
   Other, net                                   132,354        106,263
                                             ----------        -------
Gross deferred tax assets                       442,029        377,225
   Less valuation allowance                       1,150          1,299
                                             ----------        -------
Total deferred tax asset after valuation
   allowance                                 $  438,879        375,926
                                             ==========        =======

                                                 1997            1996
Deferred tax liabilities:
   Unrealized gain on investments            $   78,420         63,204
   Deferred acquisition costs capitalized
      for financial reporting                   282,714        246,858
   Difference in the tax basis of
      cash and invested assets                   45,551         19,222
   Other, net                                   121,240         89,919
                                             ----------        -------
Total deferred tax liabilities                  527,925        419,203
                                             ----------        -------
Net deferred tax liability                   $   89,046         43,277
                                             ==========        =======

The Company has not recognized a deferred tax liability for the undistributed earnings of its wholly owned foreign subsidiaries because the Company currently does not expect those unremitted earnings to become taxable to the Company in the foreseeable future. This is because the unremitted earnings will not be repatriated in the foreseeable future, or because those unremitted earnings that may be repatriated will not be taxable through the application of tax planning strategies that management would utilize.

As of December 31, 1997, the Company has provided for a 100 percent valuation allowance against the deferred tax asset related to the net operating losses of RGA's Australian, Argentine, and UK subsidiaries and Genelco's Spanish and Mexican subsidiaries. The Company has provided for a 50 percent valuation allowance against the deferred tax asset related to International Underwriting Services' net operating losses which were incurred in separate return limitation years. Based on income projections for future years, a 50 percent valuation allowance is appropriate.

At December 31, 1997, the Company had capital loss carryforwards of $.8 million. During 1997, 1996, and 1995 the Company paid income taxes totaling approximately $70.8 million, $20.7 million, and $121.7 million, respectively. At December 31, 1997, the Company's subsidiaries had recognized deferred tax assets associated with net operating loss carryforwards of approximately $115.7 million. The net operating loss and capital losses are expected to be utilized during the period allowed for carryforwards.

(7) DEFERRED POLICY ACQUISITION COSTS

A summary of the policy acquisition costs deferred and amortized is as follows (in thousands):

                                              1997       1996       1995
Balance at beginning of year              $  652,251    526,939    664,452
Transfer of present value of future
profits                                       19,279          -          -
Policy acquisition costs deferred            267,008    206,790    163,218
Policy acquisition costs amortized          (211,979)  (182,038)  (176,216)
Interest credited                             40,843     38,944     37,405
Deferred policy acquisition costs relating
  to change in unrealized (gain) loss on
  investments available for sale             (72,149)     61,616  (161,920)
                                          ----------     -------  --------
Balance at end of year                    $  695,253     652,251   526,939
                                          ==========     =======  ========

(8) ASSOCIATE BENEFIT PLANS AND POSTRETIREMENT BENEFITS

The Company has a defined benefit plan covering substantially all associates. The benefits are based on years of service and each associate's compensation level. The Company's funding policy is to contribute annually the maximum amount deductible for federal income tax purposes. Contributions provide for benefits attributed to service to date and for those expected to be earned in the future.

The Company also has several non-qualified, defined benefit, and defined contribution plans for directors and management associates. The plans are unfunded and are deductible for federal income tax purposes when the benefits are paid.



Net periodic defined benefit plan costs consist of the following (in thousands):

                                        1997       1996       1995
Service cost                  $    5,915        5,421      4,074
Interest                           8,597        8,047      7,160
Return on plan assets            (29,043)     (14,207)   (27,984)
Amortization and deferral         18,637        4,646     19,841
Other                                -            192        -
                              ----------    ---------  ---------
Pension costs                 $    4,106        4,099      3,091
                              ==========    =========  =========

The following table presents the plans' funded status and amount recognized in the Company's consolidated balance sheets at December 31, 1997 and 1996 based on the actuarial valuations as of December 31, 1997 and 1996 (in thousands):

                                                      1997                   1996
                                             Qualified     Other   Qualified      Other
                                               Plans       Plans     Plans        Plans
Actuarial present value of
   benefit obligations:
Accumulated benefit
   obligation, including vested
   benefits of $79,995 and
   $19,057 for 1997 and
   $74,223 and $18,560
   for 1996                                     82,758     27,965     76,928     26,897
                                             ---------     ------  ---------     ------
Projected benefit obligation for
   service rendered to date                     97,662     32,168     92,825     29,726

Plan assets at fair value primarily
   listed stocks and bonds                     133,477               128,545

Plan assets in excess (less than)
   projected benefit obligations                35,815    (32,168)    35,720    (29,726)


Unrecognized net transition obligation
   at December 31                                           4,021                 2,701

Pension cost funded in advance               $  35,815                35,720
                                             =========               =======
Accrued pension liability                                 (28,147)              (27,025)
                                                          ========              ========

Assumptions used for the December 31, 1997 and 1996 projected benefit obligation included a 7.25 percent current discount rate, a same age-based salary scale and
4.50 percent increase rate, respectively, for future compensation levels, and a
9.25 percent projected return on plan assets.

The Board of Directors has adopted an associate incentive plan applicable to full-time salaried associates with at least one year of service. Contributions to the plan are determined annually by the Board of Directors and are based upon salaries of eligible associates. Full vesting occurs after five years of continuous service. The Company's contribution to the plan was $10.4 million, $8.8 million, and $9.2 million for 1997, 1996, and 1995, respectively

In addition to pension benefits, the Company provides certain health care and life insurance benefits for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Alternatively, retirees may elect certain prepaid health care benefit plans.

The Company uses the accrual method to account for the costs of its retiree benefit plans and amortizes its transition obligation for retirees and fully eligible or vested employees over 20 years. The unamortized transition obligation was $16.8 million and $17.8 million at December 31, 1997 and 1996, respectively. Net postretirement benefit costs for the years ended December 31, 1997, 1996, and 1995 were $5.1 million, $5.8 million, and $5.4 million, respectively, and include the expected cost of such benefits for newly eligible or vested employees, interest cost, gains and losses arising from difference between actuarial assumptions and actual experience, and amortization of the transition obligation. The liability for the Company as of December 31, 1997 and $27.8 million and $25.6 million, respectively.

Assumptions used were as follows:

                                                      1997       1996
Discount rate in determining benefit obligations      7.25%      7.25%
Healthcare cost trend
   First year:
      Indemnity plan                                  8.0%       9.0%
      HMO plan                                        8.0%       8.0%
      Dental plan                                     8.0%       9.0%
   Ultimate                                           5.00%      5.25%

The health care cost trend rate assumption has a significant effect on the amount reported. To illustrate, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation as of December 31, 1997 by $4.7 million or
12.5 percent. The aggregate of the service cost and interest cost components of net periodic postretirement benefit cost for 1997 would increase by $.6 million or 15.5 percent.

(9) DEBT

The Company's long-term debt and notes payable consists of the following ($ in millions):

                                                                     Face value
                                                                   at December 31,
Description                               Rate       Maturity       1997      1996
Long-term debt:
General American surplus note            7.625%     January 2024   $107.0    $107.0
RGA senior note                          7.250%     April 2006      100.0     100.0
Notes payable
General American                         5.555%     March 1997        -        80.5
RGA Australia Hldgs.                     5.460%     April 1998        7.8       7.6
                                                                   ------    ------
Total long-term debt and notes payable                             $214.8    $295.1
                                                                   ======    ======

The difference between the face value of debt and the carrying value per the consolidated balance sheets is unamortized discount.

General American's surplus note pays interest on January 15 and July 15 of each year. The note is not subject to redemption prior to maturity. Payment of principal and interest on the note may be made only with the approval of the Missouri Director of Insurance.

The RGA senior note pays interest semiannually on April 1 and October 1. The ability of RGA to make debt principal and interest payments as well as make dividend payments to shareholders is ultimately dependent on the earnings and surplus of its subsidiaries and the investment earnings on the undeployed debt proceeds. The transfer of funds from the insurance subsidiaries to Reinsurance Group of America, Incorporated is subject to applicable insurance laws and regulations.

The General American note payable was retired during December of 1997.

The RGA Australian note had drawdowns for the respective years of $2.0 million in January 1997, $5.6 million in January 1996, and $2.0 million in July 1996. Principal repayments are due in April 1998 and are expected to be renewed under the terms of the line of credit. This agreement contains various restrictive covenants which primarily pertain to limitations on the quality and types of investments, minimum requirements of net worth, and minimum rating requirements.

Interest paid on debt during 1997, 1996, and 1995 amounted to $20.0 million, $19.9 million, and $9.0 million, respectively.

As of December 31, 1997, the Company was in compliance with all covenants under its debt agreements.

(10) REGULATORY MATTERS

The Company and its insurance subsidiaries are subject to financial statement filing requirements in their respective state of domicile, as well as the states in which they transact business. Such financial statements, generally referred to as statutory financial statements, are prepared on a basis of accounting which varies in some respects from GAAP. Statutory accounting practices include: (1) charging of policy acquisition costs to income as incurred; (2) establishment of a liability for future policy benefits computed using required valuation standards; (3) nonprovision of deferred federal income taxes resulting from temporary differences between financial reporting and tax bases of assets and liabilities; (4) recognition of statutory liabilities for asset impairments and yield stabilization on fixed maturity dispositions prior to maturity with asset valuation reserves based on a statutorily determined formulas; and (5) valuation of investments in bonds at amortized cost.

Net income and policyholders' surplus of the Company for the years ended December 31, 1997, 1996, and 1995, as determined in accordance with statutory accounting practices, are as follows (in thousands):


                            1997         1996        1995
Net income                $   39,737    18,464      236,962
Policyholders' surplus       844,110   636,260      589,783

Under Risk-Based Capital (RBC) requirements, General American and its insurance subsidiaries are required to measure its solvency against certain parameters. As of December 31, 1997, the Company and its insurance subsidiaries exceeded the established RBC minimums. In addition, the Company and its insurance subsidiaries exceeded the minimum statutory capital and surplus requirements of their respective states of domicile.

The Company and its insurance subsidiaries are subject to limitations on the payment of dividends. Generally, dividends during any year may not be paid without prior regulatory approval, in excess of the lessor of (and with respect to life and health subsidiaries in Missouri, in excess of the greater
of): (a) 10 percent of the statutory surplus as of the preceding December 31 or (b) the statutory gain from operations for the preceding year.

(11) LEASE COMMITMENTS

The Company has entered into operating leases for office space and other assets, principally office furniture and equipment. Future minimum lease obligations under noncancelable leases are summarized as follows (in thousands):

Year ended December 31:
        1998                                 $   17,583
        1999                                     15,510
        2000                                     12,621
        2001                                      8,680
        2002                                      6,276
        Thereafter                                3,107

Operating lease expense totaled $16.4 million, $17.0 million, and $11.6 million in 1997, 1996, and 1995, respectively


(12) PARTICIPATING POLICIES AND DIVIDENDS TO POLICYHOLDERS

Over 27.5 percent and 31.2 percent of the Company's business in force relates to participating policies as of December 31, 1997 and 1996, respectively. These participating policies allow the policyholders to receive dividends based on actual interest, mortality, and expense experience for the related policies. These dividends are distributed to the policyholders through an annual dividend, using current dividend scales which are approved by the Board of Directors.

(13) CONTINGENT LIABILITIES

From time to time, the Company is subject to litigation related to its insurance business and to employment related matters in the normal course of business. Management does not believe that the Company is party to any such pending litigation which would have a material adverse effect on its financial position or future operations.

                     INDEPENDENT AUDITORS' REPORT


The Board of Directors
General American Life Insurance Company
and Policyholders of General American
Separate Account Eleven:

We have audited the statements of assets and liabilities, including the schedule of investments, of the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Index, Mid-Cap Equity, Small-Cap Equity, Equity-Income, Growth, Overseas, Asset Manager, High Income, Worldwide Hard Assets, Multi-style Equity, Core Bond, Aggressive Equity, and Non-US Fund Divisions of General American Separate Account Eleven as of December 31, 1997, and the related statements of operations and changes in net assets for each of the years in the three-year period then ended. These financial statements are the responsibility of the management of General American Separate Account Eleven. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned as of December 31, 1997 were verified by audit of the statements of assets and liabilities of the underlying portfolios of General American Capital Company and confirmation by correspondence with respect to the Variable Insurance Products Fund and the Variable Insurance Products Fund II sponsored by Fidelity Investments, the Van Eck World Wide Insurance Trust sponsored by Van Eck Associates Corporation, and the Russell Insurance Funds sponsored by Frank Russell Investment Company. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the S & P 500 Index, Money Market, Bond Index, Managed Equity, Asset Allocation, International Index, Mid-Cap Equity, Small-Cap Equity, Equity-Income, Growth, Overseas, Asset Manager, High Income, Worldwide Hard Assets, Multi-Style Equity, Core Bond, Aggressive Equity, and Non-US Fund Divisions of General American Separate Account Eleven as of December 31, 1997, the results of their operations and changes in their net assets for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.

                                                          KPMG Peat Marwick LLP


St. Louis, Missouri
February 9, 1998

LEGAL COUNSEL

      Stephen E. Roth
      Sutherland, Asbill & Brennan, Washington, D.C.

INDEPENDENT AUDITORS

      KPMG Peat Marwick LLP

If distributed to prospective investors, this report must be preceded or accompanied by a current prospectus.

The prospectus is incomplete without reference to the financial data contained in the annual report.

                                        GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                          STATEMENTS OF ASSETS AND LIABILITIES
                                                    DECEMBER 31, 1997
                                                  S & P 500        MONEY          BOND          MANAGED        ASSET
                                                    INDEX          MARKET         INDEX         EQUITY       ALLOCATION
                                                FUND DIVISION  FUND DIVISION  FUND DIVISION  FUND DIVISION  FUND DIVISION
                                                -------------  -------------  -------------  -------------  -------------
Assets:

    Investments in General American
      Capital Company at market value
      (see Schedule of Investments):             $20,581,893     $8,600,564     $3,450,248     $4,241,762    $10,482,605
    Receivable from General American Life
      Insurance Company                                    0        715,691              0              0              0
                                                 -----------     ----------     ----------     ----------    -----------
        Total assets                              20,581,893      9,316,255      3,450,248      4,241,762     10,482,605
                                                 -----------     ----------     ----------     ----------    -----------

Liabilities:
    Payable to General American Life
      Insurance Company                                3,570              0          1,704          6,447          6,300
                                                 -----------     ----------     ----------     ----------    -----------

        Total net assets                         $20,578,323     $9,316,255     $3,448,544     $4,235,315    $10,476,305
                                                 ===========     ==========     ==========     ==========    ===========

Total net assets represented by:
    Individual Variable Universal Life cash
     value invested in Separate Account          $ 8,460,347     $  782,727     $2,066,526     $2,634,705    $ 8,267,995
    Individual Variable General Select Plus
     cash value invested in Separate Account       5,747,133      6,532,380        655,815        740,703      1,259,015
    Individual Variable Universal Life-100
     cash value invested in Separate Account       6,370,843      1,911,272        726,203        859,907        949,295
Russell Variable Universal Life
  cash value invested in Separate Account                  0         89,876              0              0              0
                                                 -----------     ----------     ----------     ----------    -----------

        Total net assets                         $20,578,323     $9,316,255     $3,448,544     $4,235,315    $10,476,305
                                                 ===========     ==========     ==========     ==========    ===========

Total units held - VUL-95                            236,305         46,703         97,454         92,710        282,838
Total units held - VGSP                              248,494        535,853         50,400         37,481         72,507
Total units held - VUL-100                           292,865        166,128         55,636         44,402         55,074
Total units held - Russell VUL                             0          8,547              0              0              0

VUL-95 Net unit value                            $     35.80     $    16.76     $    21.21     $    28.42    $     29.23
VGSP Net unit value                              $     23.13     $    12.19     $    13.01     $    19.76    $     17.36
VUL-100 Net unit value                           $     21.75     $    11.50     $    13.05     $    19.37    $     17.24
Russell VUL Net unit value                                       $    10.52

Cost of investments                              $17,072,779     $8,673,549     $3,434,435     $3,756,762    $ 8,720,069

See accompanying notes to the financial statements.

                                                                                                             (continued)

                                        GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                          STATEMENTS OF ASSETS AND LIABILITIES
                                                   DECEMBER 31, 1997
                                               INTERNATIONAL        MID-CAP           SMALL-CAP        EQUITY-
                                                  INDEX             EQUITY              EQUITY         INCOME        GROWTH
                                             FUND DIVISION<F*>  FUND DIVISION<F**>  FUND DIVISION  FUND DIVISION  FUND DIVISION
                                             -----------------  ------------------  -------------  -------------  -------------
Assets:
  Investments in General American
    Capital Company at market value
    (see Schedule of Investments):              $7,866,879         $6,232,329         $1,143,813    $         0    $         0
  Investments in Variable Insurance
    Products Fund at market value
    (see Schedule of Investments):                       0                  0                  0     17,001,106     22,237,647
  Receivable from General American
    Life Insurance Company                               0              2,387                 41              0              0
                                                ----------         ----------         ----------    -----------    -----------
      Total assets                               7,866,879          6,234,716          1,143,854     17,001,106     22,237,647
                                                ----------         ----------         ----------    -----------    -----------

Liabilities:
  Payable to General American Life
    Insurance Company                                2,586                  0                  0          5,289          9,056
                                                ----------         ----------         ----------    -----------    -----------
      Total net assets                          $7,864,293         $6,234,716         $1,143,854    $16,995,817    $22,228,591
                                                ==========         ==========         ==========    ===========    ===========

Total net assets represented by:
  Individual Variable Universal Life cash
    value invested in Separate Account          $2,758,129         $3,609,898         $  458,303    $ 6,510,189    $ 8,787,216
  Individual Variable General Select Plus
    cash value invested in Separate Account        953,767          1,616,472            391,596      5,047,948      6,674,197
  Individual Variable Universal Life-100
    cash value invested in Separate Account        966,544          1,008,346            293,955      5,437,680      6,767,178
  General American Life Insurance
    Company seed money                           3,185,853                  0                  0              0              0
                                                ----------         ----------         ----------    -----------    -----------
      Total net assets                          $7,864,293         $6,234,716         $1,143,854    $16,995,817    $22,228,591
                                                ==========         ==========         ==========    ===========    ===========

Total units held - VUL-95                          175,226            174,121             35,177        292,344        407,913
Total units held - VGSP                             70,058             77,919             30,027        226,141        328,018
Total units held - VUL-100                          83,423             53,229             22,570        282,274        362,381
Total units held - Seed Money                      200,000                  0                  0              0              0

VUL-95 Net unit value                           $    15.74         $    20.73         $    13.03    $     22.27    $     21.54
VGSP Net unit value                             $    13.61         $    20.75         $    13.04    $     22.32    $     20.35
VUL-100 Net unit value                          $    11.59         $    18.94         $    13.02    $     19.26    $     18.67

Cost of investments                             $7,797,863         $5,262,750         $1,277,188    $13,670,582    $17,509,262

<F*> This fund was formerly known as the International Equity Fund.
<F**>This fund was formerly known as the Special Equity Fund.

See accompanying notes to the financial statements.                                                                (continued)


                                        GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                          STATEMENTS OF ASSETS AND LIABILITIES
                                                   DECEMBER 31, 1997
                                                                              ASSET           HIGH              WORLDWIDE
                                                         OVERSEAS            MANAGER         INCOME            HARD ASSETS
                                                       FUND DIVISION      FUND DIVISION   FUND DIVISION     FUND DIVISION<F*>
                                                       -------------      -------------   -------------     -----------------
Assets:
  Investments in Variable Insurance
    Products Fund at market value
    (see Schedule of Investments):                       $8,174,972         $      0        $2,175,014         $      0
  Investments in Variable Insurance
    Products Fund II at market value
    (see Schedule of Investments):                                0          577,825                 0                0
  Investments in Van Eck Worldwide
    Insurance Trust at market value
    (see Schedule of Investments):                                0                0                 0          269,764
  Receivable from General American
    Life Insurance Company                                        0                0                 0               41
                                                         ----------         --------        ----------         --------
         Total assets                                     8,174,972          577,825         2,175,014          269,805
                                                         ----------         --------        ----------         --------

Liabilities:
  Payable to General American Life
    Insurance Company                                         3,488              368             2,095                0
                                                         ----------         --------        ----------         --------
         Total net assets                                $8,171,484         $577,457        $2,172,919         $269,805
                                                         ==========         ========        ==========         ========

Total net assets represented by:
  Individual Variable Universal Life
    cash value invested in Separate Account              $4,197,173         $ 30,870        $  264,448         $117,116
  Individual Variable General Select Plus
    cash value invested in Separate Account               2,612,802          111,623           923,865           32,914
  Individual Variable Universal Life-100
    cash value invested in Separate Account               1,361,509          434,964           984,606          119,775
                                                         ----------         --------        ----------         --------
         Total net assets                                $8,171,484         $577,457        $2,172,919         $269,805
                                                         ==========         ========        ==========         ========


Total units held - VUL-95                                   242,563            2,132            18,572           10,326
Total units held - VGSP                                     168,708            7,680            64,632            2,892
Total units held - VUL-100                                  100,943           30,075            69,238           10,573

VUL-95 Net unit value                                    $    17.30         $  14.48        $    14.24         $  11.34
VGSP Net unit value                                      $    15.49         $  14.53        $    14.29         $  11.38
VUL-100 Net unit value                                   $    13.49         $  14.46        $    14.22         $  11.33

Cost of investments                                      $7,472,992         $523,566        $1,954,241         $280,524

<F*>This fund was formerly known as the Gold & Natural Resources Fund.

See accompanying notes to the financial statements.                                                         (continued)

                                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                      STATEMENTS OF ASSETS AND LIABILITIES
                                              DECEMBER 31, 1997
                                                         MULTI-STYLE                      AGGRESSIVE
                                                           EQUITY         CORE BOND         EQUITY           NON-US
                                                       FUND DIVISION    FUND DIVISION   FUND DIVISION     FUND DIVISION
                                                       -------------    -------------   -------------     -------------
Assets:
  Investments in Russell Insurance Fund
    at market value
    (see Schedule of Investments):                       $2,538,339       $1,153,638      $1,344,291         $782,951
  Receivable from General American
    Life Insurance Company                                      941              769           1,134              892
                                                         ----------       ----------      ----------         --------
      Total assets                                        2,539,280        1,154,407       1,345,425          783,843
                                                         ----------       ----------      ----------         --------

Liabilities:
  Payable to General American Life
    Insurance Company                                             0                0               0                0
                                                         ----------       ----------      ----------         --------
      Total net assets                                   $2,539,280       $1,154,407      $1,345,425         $783,843
                                                         ==========       ==========      ==========         ========

Total net assets represented by:
  Individual Variable General Select Plus
    cash value invested in Separate Account              $  601,650       $  235,820      $  335,282         $293,990
  Russell Variable Universal Life
    cash value invested in Separate Account               1,937,630          918,587       1,010,143          489,853
                                                         ----------       ----------      ----------         --------
      Total net assets                                   $2,539,280       $1,154,407      $1,345,425         $783,843
                                                         ==========       ==========      ==========         ========


Total units held - VGSP                                      46,930           21,414          25,100           28,578
Total units held - Russell VUL                              151,491           84,125          75,156           49,083


VGSP Net unit value                                      $    12.82       $    11.01      $    13.36         $  10.29
Russell VUL Net unit value                               $    12.79       $    10.92      $    13.44         $   9.98


Cost of investments                                      $2,536,786       $1,126,156      $1,320,664         $840,268


See accompanying notes to the financial statements.

                                     GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                            STATEMENTS OF OPERATIONS
                                   YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                           S & P 500 INDEX                       MONEY MARKET
                                                            FUND DIVISION                       FUND DIVISION
                                                 ----------------------------------   ---------------------------------
                                                    1997        1996        1995         1997        1996        1995
                                                 ----------  ----------  ----------   ---------   ---------   ---------
Investment income<F*>                            $       --  $       --  $       --   $      --   $      --   $      --

Expenses:
   Mortality and expense charges - VUL-95           (59,320)    (38,288)    (31,973)     (7,951)     (8,690)    (13,058)
   Mortality and expense charges - VGSP             (29,674)    (16,887)     (3,459)    (12,872)    (21,323)     (8,747)
   Mortality and expense charges - VUL-100          (36,234)     (9,712)       (233)    (13,566)    (10,113)     (1,350)
   Mortality and expense charges - Russell VUL            0           0           0      (1,626)          0           0
                                                 ----------  ----------  ----------   ---------   ---------   ---------
      Total expenses                               (125,228)    (64,887)    (35,665)    (36,015)    (40,126)    (23,155)
                                                 ----------  ----------  ----------   ---------   ---------   ---------

Net investment expense                             (125,228)    (64,887)    (35,665)    (36,015)    (40,126)    (23,155)
                                                 ----------  ----------  ----------   ---------   ---------   ---------

Net realized gain on investments:
   Realized gain from distributions                 913,559     435,253     128,459     121,801     363,544     231,929
   Realized gain (loss) on sales                  1,570,537     244,401     339,252     (48,325)     14,173      65,400
                                                 ----------  ----------  ----------   ---------   ---------   ---------

      Net realized gain on investments            2,484,096     679,654     467,711      73,476     377,717     297,329
                                                 ----------  ----------  ----------   ---------   ---------   ---------

Net unrealized gain (loss) on investments:
   Unrealized gain (loss) on investments,
     beginning of period                          1,982,215     851,246     (10,068)   (256,852)   (158,740)    (31,189)
   Unrealized gain (loss) on investments,
     end of period                                3,509,114   1,982,215     851,246     (72,985)   (256,852)   (158,740)
                                                 ----------  ----------  ----------   ---------   ---------   ---------

       Net unrealized gain (loss) on investments  1,526,899   1,130,969     861,314     183,867     (98,112)   (127,551)
                                                 ----------  ----------  ----------   ---------   ---------   ---------

       Net gain on investments                    4,010,995   1,810,623   1,329,025     257,343     279,605     169,778
                                                 ----------  ----------  ----------   ---------   ---------   ---------

Net increase in net assets
   resulting from operations                     $3,885,767  $1,745,736  $1,293,360   $ 221,328   $ 239,479   $ 146,623
                                                 ==========  ==========  ==========   =========   =========   =========

<F*>See Note 2C.

See accompanying notes to the financial statements.                                                         (continued)

                                       GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                              STATEMENTS OF OPERATIONS
                                    YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                              BOND INDEX                        MANAGED EQUITY
                                                             FUND DIVISION                      FUND DIVISION
                                                  ---------------------------------    --------------------------------
                                                     1997        1996        1995        1997        1996        1995
                                                  ---------   ---------   ---------    --------    --------   ---------
Investment income<F*>                             $      --   $      --   $      --    $     --    $     --   $      --

Expenses:
   Mortality and expense charges - VUL-95           (14,601)    (11,376)    (18,478)    (20,327)    (16,463)    (16,717)
   Mortality and expense charges - VGSP              (3,943)    (10,234)       (153)     (4,370)     (1,751)       (208)
   Mortality and expense charges - VUL-100           (4,363)     (1,802)        (24)     (4,815)     (1,080)        (40)
                                                  ---------   ---------   ---------    --------    --------   ---------
     Total expenses                                 (22,907)    (23,412)    (18,655)    (29,512)    (19,294)    (16,965)
                                                  ---------   ---------   ---------    --------    --------   ---------

Net investment expense                              (22,907)    (23,412)    (18,655)    (29,512)    (19,294)    (16,965)
                                                  ---------   ---------   ---------    --------    --------   ---------

Net realized gain (loss) on investments:
   Realized gain from distributions                 165,804     496,106      70,070     251,405     292,621     193,544
   Realized gain (loss) on sales                   (176,276)    (15,797)    (31,850)     95,532      11,431      (1,087)
                                                  ---------   ---------   ---------    --------    --------   ---------

     Net realized gain (loss) on investments        (10,472)    480,309      38,220     346,937     304,052     192,457
                                                  ---------   ---------   ---------    --------    --------   ---------

Net unrealized gain (loss) on investments:
   Unrealized gain (loss) on investments,
     beginning of period                           (234,659)     19,005    (313,506)    116,769     (26,912)   (408,116)
   Unrealized gain (loss) on investments,
     end of period                                   15,812    (234,659)     19,005     485,000     116,769     (26,912)
                                                  ---------   ---------   ---------    --------    --------   ---------

       Net unrealized gain (loss) on investments    250,471    (253,664)    332,511     368,231     143,681     381,204
                                                  ---------   ---------   ---------    --------    --------   ---------

       Net gain on investments                      239,999     226,645     370,731     715,168     447,733     573,661
                                                  ---------   ---------   ---------    --------    --------   ---------

Net increase in net assets
   resulting from operations                      $ 217,092   $ 203,233   $ 352,076    $685,656    $428,439   $ 556,696
                                                  =========   =========   =========    ========    ========   =========

<F*>See Note 2C.

See accompanying notes to the financial statements.                                                         (continued)

                                          GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                 STATEMENTS OF OPERATIONS
                                        YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                          ASSET ALLOCATION                    INTERNATIONAL INDEX
                                                           FUND DIVISION                       FUND DIVISION<F*>
                                                 ----------------------------------   ---------------------------------
                                                    1997        1996        1995         1997        1996        1995
                                                 ----------  ----------  ----------   ---------    --------   ---------
Investment income<F**>                           $       --  $       --  $       --   $      --    $     --   $      --

Expenses:
   Mortality and expense charges - VUL-95           (67,466)    (52,462)    (46,892)    (23,446)    (19,773)    (13,991)
   Mortality and expense charges - VGSP              (7,499)     (5,214)     (5,214)     (5,564)     (3,014)     (2,260)
   Mortality and expense charges - VUL-100           (5,279)     (1,078)        (10)     (6,468)     (2,475)        (66)
   Mortality and expense charges - Seed Money             0           0           0     (27,476)    (25,684)    (23,784)
                                                 ----------  ----------  ----------   ---------    --------   ---------
     Total expenses                                 (80,244)    (58,754)    (52,116)    (62,954)    (50,946)    (40,101)
                                                 ----------  ----------  ----------   ---------    --------   ---------

Net investment expense                              (80,244)    (58,754)    (52,116)    (62,954)    (50,946)    (40,101)
                                                 ----------  ----------  ----------   ---------    --------   ---------

Net realized gain on investments:
   Realized gain from distributions                 311,438     554,498     474,238     220,590     164,186     514,927
   Realized gain on sales                           195,821      36,291     131,272     136,741      43,830      41,508
                                                 ----------  ----------  ----------   ---------    --------   ---------

     Net realized gain on investments:              507,259     590,789     605,510     357,331     208,016     556,435
                                                 ----------  ----------  ----------   ---------    --------   ---------

Net unrealized gain (loss) on investments:
   Unrealized gain (loss) on investments,
     beginning of period                            657,734     197,823    (765,423)    268,331      40,286     198,307
   Unrealized gain on investments,
     end of period                                1,762,536     657,734     197,823      69,016     268,331      40,286
                                                 ----------  ----------  ----------   ---------    --------   ---------

       Net unrealized gain (loss) on investments  1,104,802     459,911     963,246    (199,315)    228,045    (158,021)
                                                 ----------  ----------  ----------   ---------    --------   ---------

       Net gain on investments                    1,612,061   1,050,700   1,568,756     158,016     436,061     398,414
                                                 ----------  ----------  ----------   ---------    --------   ---------

Net increase in net assets
   resulting from operations                     $1,531,817  $  991,946  $1,516,640   $  95,062    $385,115   $ 358,313
                                                 ==========  ==========  ==========   =========    ========   =========

<F*> This fund was formerly known as the International Equity Fund.
<F**>See Note 2C.

See accompanying notes to the financial statements.                                                         (continued)

                                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                           STATEMENTS OF OPERATIONS
                                 YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                                  MID-CAP EQUITY                 SMALL-CAP EQUITY
                                                                 FUND DIVISION<F*>                FUND DIVISION
                                                       ----------------------------------        ----------------
                                                          1997        1996         1995              1997<F***>
                                                       ----------  ----------    --------            ---------
Investment income<F**>                                 $       --  $       --    $     --            $      --

Expenses:
   Mortality and expense charges - VUL-95                 (26,828)    (21,527)    (16,741)                (787)
   Mortality and expense charges - VGSP                    (7,567)     (4,349)     (3,645)                (869)
   Mortality and expense charges - VUL-100                 (6,142)     (2,084)        (72)                (627)
   Mortality and expense charges - Seed Money                   0      (5,213)    (11,191)                   0
                                                       ----------  ----------    --------            ---------
     Total expenses                                       (40,537)    (33,173)    (31,649)              (2,283)
                                                       ----------  ----------    --------            ---------

Net investment expense                                    (40,537)    (33,173)    (31,649)              (2,283)
                                                       ----------  ----------    --------            ---------

Net realized gain on investments:
   Realized gain from distributions                       262,603     805,221     210,225              149,353
   Realized gain on sales                                 188,905     417,832     121,217                1,064
                                                       ----------  ----------    --------            ---------

     Net realized gain on investments:                    451,508   1,223,053     331,442              150,417
                                                       ----------  ----------    --------            ---------

Net unrealized gain (loss) on investments:
   Unrealized gain on investments,
     beginning of period                                   24,121     464,281      75,550                    0
   Unrealized gain (loss) on investments,
     end of period                                        969,578      24,121     464,281             (133,375)
                                                       ----------  ----------    --------            ---------

     Net unrealized gain (loss) on investments            945,457    (440,160)    388,731             (133,375)
                                                       ----------  ----------    --------            ---------

        Net gain on investments                         1,396,965     782,893     720,173               17,042
                                                       ----------  ----------    --------            ---------
Net increase in net assets
   resulting from operations                           $1,356,428  $  749,720    $688,524            $  14,759
                                                       ==========  ==========    ========            =========

<F*>  This fund was formerly known as the Special Equity Fund.
<F**> See Note 2C.
<F***>The Small-Cap Equity Fund began operations on May 1, 1997.

See accompanying notes to the financial statements.                                                (continued)

                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                             STATEMENTS OF OPERATIONS
                                    YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                           EQUITY-INCOME                          GROWTH
                                                           FUND DIVISION                       FUND DIVISION
                                                 ----------------------------------  ----------------------------------
                                                    1997        1996        1995        1997        1996        1995
                                                 ----------  ----------  ----------  ----------  ----------  ----------
Investment income:
   Dividend income                               $  186,680  $    9,260  $   94,314  $   94,061  $   21,639  $   21,771

Expenses:
   Mortality and expense charges - VUL-95           (49,108)    (38,120)    (24,157)    (65,287)    (51,026)    (34,577)
   Mortality and expense charges - VGSP             (27,082)    (13,918)     (6,731)    (37,459)    (19,582)    (11,893)
   Mortality and expense charges - VUL-100          (34,605)    (10,210)       (378)    (42,613)    (14,179)       (439)
                                                 ----------  ----------  ----------  ----------  ----------  ----------
     Total expenses                                (110,795)    (62,248)    (31,266)   (145,359)    (84,787)    (46,909)
                                                 ----------  ----------  ----------  ----------  ----------  ----------

Net investment income (loss)                         75,885     (52,988)     63,048     (51,298)    (63,148)    (25,138)
                                                 ----------  ----------  ----------  ----------  ----------  ----------

Net realized gain on investments:
   Realized gain from distributions                 938,582     265,454     125,686     421,033     546,396           0
   Realized gain on sales                           310,747     130,118      67,467     381,175     254,460     176,048
                                                 ----------  ----------  ----------  ----------  ----------  ----------

     Net realized gain on investments:            1,249,329     395,572     193,153     802,208     800,856     176,048
                                                 ----------  ----------  ----------  ----------  ----------  ----------

Net unrealized gain on investments:
   Unrealized gain on investments,
     beginning of period                          1,528,943     868,207      17,485   2,039,425   1,501,642      51,539
   Unrealized gain on investments,
     end of period                                3,330,524   1,528,943     868,207   4,728,383   2,039,425   1,501,642
                                                 ----------  ----------  ----------  ----------  ----------  ----------

       Net unrealized gain on investments         1,801,581     660,736     850,722   2,688,958     537,783   1,450,103
                                                 ----------  ----------  ----------  ----------  ----------  ----------

         Net gain on investments                  3,050,910   1,056,308     918,189   3,491,166   1,338,639   1,626,151
                                                 ----------  ----------  ----------  ----------  ----------  ----------

Net increase in net assets
   resulting from operations                     $3,126,795  $1,003,320  $1,106,923  $3,439,868  $1,275,491  $1,601,013
                                                 ==========  ==========  ==========  ==========  ==========  ==========

See accompanying notes to the financial statements.                                                         (continued)

                                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                           STATEMENTS OF OPERATIONS
                                 YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                              OVERSEAS                           ASSET MANAGER
                                                            FUND DIVISION                        FUND DIVISION
                                                   --------------------------------     --------------------------------
                                                     1997        1996        1995         1997        1996      1995<F*>
                                                   --------    --------    --------     -------     -------     --------
Investment income:
   Dividend income                                 $ 98,942    $ 41,332    $  8,707     $ 9,219     $ 2,632      $    0

Expenses:
   Mortality and expense charges - VUL-95           (32,823)    (24,616)    (17,340)       (219)       (126)         (3)
   Mortality and expense charges - VGSP             (15,095)     (8,371)     (5,232)       (597)       (193)        (20)
   Mortality and expense charges - VUL-100           (9,246)     (3,542)       (152)     (2,776)     (1,031)        (29)
                                                   --------    --------    --------     -------     -------      ------
     Total expenses                                 (57,164)    (36,529)    (22,724)     (3,592)     (1,350)        (52)
                                                   --------    --------    --------     -------     -------      ------

Net investment income (loss)                         41,778       4,803     (14,017)      5,627       1,282         (52)
                                                   --------    --------    --------     -------     -------      ------

Net realized gain on investments:
   Realized gain from distributions                 392,769      45,464       8,707      23,126       2,171           0
   Realized gain on sales                            73,551      42,658      19,162      10,620       1,016          13
                                                   --------    --------    --------     -------     -------      ------

     Net realized gain on investments:              466,320      88,122      27,869      33,746       3,187          13
                                                   --------    --------    --------     -------     -------      ------

Net unrealized gain on investments:
   Unrealized gain (loss) on investments,
     beginning of period                            639,437     210,998     (36,045)     19,793       1,779           0
   Unrealized gain on investments,
     end of period                                  710,980     639,437     210,998      54,259      19,793       1,779
                                                   --------    --------    --------     -------     -------      ------

       Net unrealized gain on investments            62,543     428,439     247,043      34,466      18,014       1,779
                                                   --------    --------    --------     -------     -------      ------

       Net gain on investments                      528,863     516,561     266,205      68,212      21,201       1,792
                                                   --------    --------    --------     -------     -------      ------

Net increase in net assets
   resulting from operations                       $570,641    $521,364    $260,895     $73,839     $22,483      $1,740
                                                   ========    ========    ========     =======     =======      ======

<F*>The Asset Manager Fund began operations on July 19, 1995.

See accompanying notes to the financial statements.                                                         (continued)

                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                             STATEMENTS OF OPERATIONS
                                    YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                               HIGH INCOME                    WORLDWIDE HARD ASSETS
                                                              FUND DIVISION                    FUND DIVISION<F**>
                                                   ----------------------------------  -----------------------------------
                                                     1997         1996       1995<F*>    1997        1996         1995<F*>
                                                   --------     -------      --------  --------     -------       --------
Investment income:
   Dividend income                                 $ 91,441     $28,732      $    0    $  3,388     $ 1,298        $ 32

Expenses:
   Mortality and expense charges - VUL-95            (2,255)     (1,639)       (122)       (754)       (389)         (3)
   Mortality and expense charges - VGSP              (4,993)     (1,456)        (55)       (186)       (214)          0
   Mortality and expense charges - VUL-100           (6,583)     (2,645)        (76)       (917)       (410)        (11)
                                                   --------     -------      ------    --------     -------        ----
     Total expenses                                 (13,831)     (5,740)       (253)     (1,857)     (1,013)        (14)
                                                   --------     -------      ------    --------     -------        ----

Net investment income (loss)                         77,610      22,992        (253)      1,531         285          18
                                                   --------     -------      ------    --------     -------        ----

Net realized gain (loss) on investments:
   Realized gain from distributions                  11,302       5,621           0       4,590       1,273           0
   Realized gain (loss) on sales                     17,736        (202)      1,132      (1,380)      1,682          (5)
                                                   --------     -------      ------    --------     -------        ----

     Net realized gain (loss) on investments:        29,038       5,419       1,132       3,210       2,955          (5)
                                                   --------     -------      ------    --------     -------        ----

Net unrealized gain (loss) on investments:
   Unrealized gain on investments,
     beginning of period                             57,062       2,337           0       3,346         370           0
   Unrealized gain (loss) on investments,
     end of period                                  220,773      57,062       2,337     (10,760)      3,346         370
                                                   --------     -------      ------    --------     -------        ----

       Net unrealized gain (loss) on investments    163,711      54,725       2,337     (14,106)      2,976         370
                                                   --------     -------      ------    --------     -------        ----

         Net gain (loss) on investments             192,749      60,144       3,469     (10,896)      5,931         365
                                                   --------     -------      ------    --------     -------        ----

Net increase (decrease) in net assets
   resulting from operations                       $270,359     $83,136      $3,216    $ (9,365)    $ 6,216        $383
                                                   ========     =======      ======    ========     =======        ====

<F*> The High Income Fund and Worldwide Hard Assets Fund began operations on May
     24, and August 9, 1995, respectively.
<F**>This fund was formerly known as the Gold & Natural Resources Fund.

See accompanying notes to the financial statements.                                                         (continued)

                                        GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                                STATEMENTS OF OPERATIONS
                                              YEAR ENDED DECEMBER 31, 1997
                                                         MULTI-STYLE                         AGGRESSIVE
                                                           EQUITY          CORE BOND           EQUITY           NON-US
                                                     FUND DIVISION<F*> FUND DIVISION<F*> FUND DIVISION<F*> FUND DIVISION<F*>
                                                     ----------------- ----------------- ----------------- -----------------
                                                            1997             1997              1997              1997
                                                     ----------------- ----------------- ----------------- -----------------
Investment income:
   Dividend income                                        $   599           $ 2,483           $    23          $      0

Expenses:
   Mortality and expense charges - VGSP                      (996)             (408)             (505)             (496)
   Mortality and expense charges - Russell VUL             (1,582)           (1,146)             (682)             (649)
                                                          -------           -------           -------          --------
     Total expenses                                        (2,578)           (1,554)           (1,187)           (1,145)
                                                          -------           -------           -------          --------

Net investment income (loss)                               (1,979)              929            (1,164)           (1,145)
                                                          -------           -------           -------          --------

Net realized gain on investments:
   Realized gain from distributions                             0                 0                 0                 0
   Realized gain on sales                                   5,224               705             2,158                78
                                                          -------           -------           -------          --------

     Net realized gain on investments:                      5,224               705             2,158                78
                                                          -------           -------           -------          --------

Net unrealized gain (loss) on investments:
   Unrealized gain on investments,
       beginning of period                                      0                 0                 0                 0
   Unrealized gain (loss) on investments,
      end of period                                         1,553            27,482            23,627           (57,317)
                                                          -------           -------           -------          --------

       Net unrealized gain (loss) on investments            1,553            27,482            23,627           (57,317)
                                                          -------           -------           -------          --------

     Net gain (loss) on investments                         6,777            28,187            25,785           (57,239)
                                                          -------           -------           -------          --------
Net increase (decrease) in net assets
    resulting from operations                             $ 4,798           $29,116           $24,621          $(58,384)
                                                          =======           =======           =======          ========

<F*>The Multi-Style Equity Fund, Core Bond Fund, Aggressive Equity Fund, and
    Non-US Fund began operations on January 2, 1997.

See accompanying notes to the financial statements.

                                     GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                       STATEMENTS OF CHANGES IN NET ASSETS
                                   YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                          S & P 500 INDEX                      MONEY MARKET
                                                           FUND DIVISION                       FUND DIVISION
                                                ------------------------------------  ----------------------------------
                                                    1997        1996         1995        1997        1996        1995
                                                -----------  -----------  ----------  ----------  ----------  ----------
Operations:
   Net investment expense                       $  (125,228) $   (64,887) $  (35,665) $  (36,015) $  (40,126) $  (23,155)
   Net realized gain on investments               2,484,096      679,654     467,711      73,476     377,717     297,329
   Net unrealized gain (loss) on investments      1,526,899    1,130,969     861,314     183,867     (98,112)   (127,551)
                                                -----------  -----------  ----------  ----------  ----------  ----------

     Net increase in net assets
       resulting from operations                  3,885,767    1,745,736   1,293,360     221,328     239,479     146,623

   Net deposits into (deductions from)
     Separate Account                             2,209,424    8,067,322    (145,477)    932,501   3,557,381   2,340,021
                                                -----------  -----------  ----------  ----------  ----------  ----------

   Increase in net assets                          6,095,191    9,813,058   1,147,883   1,153,829   3,796,860   2,486,644
   Net assets, beginning of period               14,483,132    4,670,074   3,522,191   8,162,426   4,365,566   1,878,922
                                                -----------  -----------  ----------  ----------  ----------  ----------

   Net assets, end of period                    $20,578,323  $14,483,132  $4,670,074  $9,316,255  $8,162,426  $4,365,566
                                                ===========  ===========  ==========  ==========  ==========  ==========

See accompanying notes to the financial statements.                                                         (continued)

                                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                      STATEMENTS OF CHANGES IN NET ASSETS
                                  YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                             BOND INDEX                         MANAGED EQUITY
                                                            FUND DIVISION                       FUND DIVISION
                                                ------------------------------------   ----------------------------------
                                                    1997        1996         1995          1997       1996        1995
                                                -----------  ----------  -----------   ----------  ----------  ----------
Operations:
   Net investment expense                       $   (22,907) $  (23,412) $   (18,655) $  (29,512)  $  (19,294) $  (16,965)
   Net realized gain (loss) on investments          (10,472)    480,309       38,220     346,937      304,052     192,457
   Net unrealized gain (loss) on investments        250,471    (253,664)     332,511     368,231      143,681     381,204
                                                -----------  ----------  -----------  ----------   ----------  ----------

     Net increase in net assets
       resulting from operations                    217,092     203,233      352,076     685,656      428,439     556,696

   Net deposits into (deductions from)
     Separate Account                            (3,532,130)  5,128,242   (1,271,114)    779,803      436,005    (487,360)
                                                -----------  ----------  -----------  ----------   ----------  ----------

     Increase (decrease) in net assets           (3,315,038)  5,331,475     (919,038)  1,465,459      864,444      69,336
   Net assets, beginning of period                6,763,582   1,432,107    2,351,145   2,769,856    1,905,412   1,836,076
                                                -----------  ----------  -----------  ----------   ----------  ----------

   Net assets, end of period                    $ 3,448,544  $6,763,582  $ 1,432,107  $4,235,315   $2,769,856  $1,905,412
                                                ===========  ==========  ===========  ==========   ==========  ==========

See accompanying notes to the financial statements.                                                           (continued)

                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                        STATEMENTS OF CHANGES IN NET ASSETS
                                    YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                           ASSET ALLOCATION                  INTERNATIONAL INDEX
                                                            FUND DIVISION                     FUND DIVISION<F*>
                                                -----------------------------------  ----------------------------------
                                                    1997        1996        1995        1997        1996        1995
                                                -----------  ----------  ----------  ----------  ----------  ----------
Operations:
   Net investment expense                       $   (80,244) $  (58,754) $  (52,116) $  (62,954) $  (50,946) $  (40,101)
   Net realized gain on investments                 507,259     590,789     605,510     357,331     208,016     556,435
   Net unrealized gain (loss) on investments      1,104,802     459,911     963,246    (199,315)    228,045    (158,021)
                                                -----------  ----------  ----------  ----------  ----------  ----------

   Net increase in net assets
     resulting from operations                    1,531,817     991,946   1,516,640      95,062     385,115     358,313

   Net deposits into (deductions from)
     Separate Account                               909,812   1,086,684    (709,124)    979,833   1,016,960     789,597
                                                -----------  ----------  ----------  ----------  ----------  ----------

     Increase in net assets                       2,441,629   2,078,630     807,516   1,074,895   1,402,075   1,147,910
   Net assets, beginning of period                8,034,676   5,956,046   5,148,530   6,789,398   5,387,323   4,239,413
                                                -----------  ----------  ----------  ----------  ----------  ----------
   Net assets, end of period                    $10,476,305  $8,034,676  $5,956,046  $7,864,293  $6,789,398  $5,387,323
                                                ===========  ==========  ==========  ==========  ==========  ==========

<F*>This fund was formerly known as the International Equity Fund.

See accompanying notes to the financial statements.                                                         (continued)

                                   GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                     STATEMENTS OF CHANGES IN NET ASSETS
                                 YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                           MID-CAP EQUITY                      SMALL-CAP EQUITY
                                                          FUND DIVISION<F*>                     FUND DIVISION
                                                 ----------------------------------            ----------------
                                                    1997        1996        1995                  1997<F**>
                                                 ----------  ----------  ----------               ---------
Operations:
   Net investment expense                        $  (40,537) $  (33,173) $  (31,649)             $   (2,283)
   Net realized gain on investments                 451,508   1,223,053     331,442                 150,417
   Net unrealized gain (loss) on investments        945,457    (440,160)    388,731                (133,375)
                                                 ----------  ----------  ----------              ----------

   Net increase in net assets
     resulting from operations                    1,356,428     749,720     688,524                  14,759

   Net deposits into (deductions from)
     Separate Account                               793,111    (860,933)    229,832               1,129,095
                                                 ----------  ----------  ----------              ----------

     Increase (decrease) in net assets            2,149,539    (111,213)    918,356               1,143,854
   Net assets, beginning of period                4,085,177   4,196,390   3,278,034                       0
                                                 ----------  ----------  ----------              ----------

   Net assets, end of period                     $6,234,716  $4,085,177  $4,196,390              $1,143,854
                                                 ==========  ==========  ==========              ==========

<F*> This fund was formerly known as the Special Equity Fund.
<F**>The Small-Cap Equity Fund began operations on May 1, 1997.

See accompanying notes to the financial statements.                                             (continued)

                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                        STATEMENTS OF CHANGES IN NET ASSETS
                                    YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                           EQUITY-INCOME                              GROWTH
                                                           FUND DIVISION                          FUND DIVISION
                                                -------------------------------------  ------------------------------------
                                                    1997        1996          1995        1997         1996         1995
                                                -----------  -----------   ----------  -----------  -----------  ----------
Operations:
   Net investment income (expense)              $    75,885  $   (52,988)  $   63,048  $   (51,298) $   (63,148) $  (25,138)
   Net realized gain on investments               1,249,329      395,572      193,153      802,208      800,856     176,048
   Net unrealized gain on investments             1,801,581      660,736      850,722    2,688,958      537,783   1,450,103
                                                -----------  -----------   ----------  -----------  -----------  ----------

    Net increase in net assets
     resulting from operations                    3,126,795    1,003,320    1,106,923    3,439,868    1,275,491   1,601,013

    Net deposits into Separate Account            3,516,214    3,869,404    2,068,778    5,418,111    4,760,220   1,991,002
                                                -----------  -----------   ----------  -----------  -----------  ----------

     Increase in net assets                       6,643,009    4,872,724    3,175,701    8,857,979    6,035,711   3,592,015
   Net assets, beginning of period               10,352,808    5,480,084    2,304,383   13,370,612    7,334,901   3,742,886
                                                -----------  -----------   ----------  -----------  -----------  ----------

   Net assets, end of period                    $16,995,817  $10,352,808   $5,480,084  $22,228,591  $13,370,612  $7,334,901
                                                ===========  ===========   ==========  ===========  ===========  ==========

See accompanying notes to the financial statements.                                                         (continued)

                                     GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                        STATEMENTS OF CHANGES IN NET ASSETS
                                    YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                              OVERSEAS                          ASSET MANAGER
                                                            FUND DIVISION                       FUND DIVISION<F*>
                                                 -----------------------------------    --------------------------------
                                                    1997        1996         1995         1997        1996        1995
                                                 ----------  ----------   ----------    --------    --------     -------
Operations:
   Net investment income (expense)               $   41,778  $    4,803   $  (14,017)   $  5,627    $  1,282     $   (52)
   Net realized gain on investments                 466,320      88,122       27,869      33,746       3,187          13
   Net unrealized gain on investments                62,543     428,439      247,043      34,466      18,014       1,779
                                                 ----------  ----------   ----------    --------    --------     -------

   Net increase in net assets
     resulting from operations                      570,641     521,364      260,895      73,839      22,483       1,740

   Net deposits into Separate Account             2,154,913   1,491,289    1,053,659     227,154     202,863      49,378
                                                 ----------  ----------   ----------    --------    --------     -------

     Increase in net assets                       2,725,554   2,012,653    1,314,554     300,993     225,346      51,118
   Net assets, beginning of period                5,445,930   3,433,277    2,118,723     276,464      51,118           0
                                                 ----------  ----------   ----------    --------    --------     -------

   Net assets, end of period                     $8,171,484  $5,445,930   $3,433,277    $577,457    $276,464     $51,118
                                                 ==========  ==========   ==========    ========    ========     =======


<F*>The Asset Manager Fund began operations on July 19, 1995.

See accompanying notes to the financial statements.                                                         (continued)

                                      GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                        STATEMENTS OF CHANGES IN NET ASSETS
                                    YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                                             HIGH INCOME                      WORLDWIDE HARD ASSETS
                                                            FUND DIVISION                       FUND DIVISION<F*>
                                                 ----------------------------------    ---------------------------------
                                                    1997        1996       1995<F**>     1997        1996      1995<F**>
                                                 ----------  ----------    --------    --------    --------    ---------
Operations:
   Net investment income (expense)               $   77,610  $   22,992    $   (253)   $  1,531    $    285      $   18
   Net realized gain (loss) on investments           29,038       5,419       1,132       3,210       2,955          (5)
   Net unrealized gain (loss) on investments        163,711      54,725       2,337     (14,106)      2,976         370
                                                 ----------  ----------    --------    --------    --------      ------

   Net increase (decrease) in net assets
     resulting from operations                      270,359      83,136       3,216      (9,365)      6,216         383

   Net deposits into Separate Account               711,529     904,946     199,733      92,851     170,306       9,414
                                                 ----------  ----------    --------    --------    --------      ------

      Increase in net assets                        981,888     988,082     202,949      83,486     176,522       9,797
   Net assets, beginning of period                1,191,031     202,949           0     186,319       9,797           0
                                                 ----------  ----------    --------    --------    --------      ------

   Net assets, end of period                     $2,172,919  $1,191,031    $202,949    $269,805    $186,319      $9,797
                                                 ==========  ==========    ========    ========    ========      ======

<F*> This fund was formerly known as the Gold & Natural Resources Fund.
<F**>The High Income Fund and the Worldwide Hard Assets Fund began operations on May 24, and August 9, 1995, respectively.

See accompanying notes to the financial statements.                                                            (continued)

                                     GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                       STATEMENTS OF CHANGES IN NET ASSETS
                                          YEAR ENDED DECEMBER 31, 1997
                                                       MULTI-STYLE                         AGGRESSIVE
                                                         EQUITY          CORE BOND           EQUITY            NON-US
                                                    FUND DIVISION<F*> FUND DIVISION<F*> FUND DIVISION<F*>  FUND DIVISION<F*>
                                                    ----------------- ----------------- -----------------  -----------------
                                                          1997              1997              1997              1997
                                                    ----------------- ----------------- -----------------  -----------------
Operations:
    Net investment income (expense)                    $   (1,979)       $      929        $   (1,164)         $ (1,145)
    Net realized gain on investments                        5,224               705             2,158                78
    Net unrealized gain (loss) on investments               1,553            27,482            23,627           (57,317)
                                                       ----------        ----------        ----------          --------

        Net increase (decrease) in net assets
            resulting from operations                       4,798            29,116            24,621           (58,384)

        Net deposits into Separate Account              2,534,482         1,125,291         1,320,804           842,227
                                                       ----------        ----------        ----------          --------

    Increase in net assets                              2,539,280         1,154,407         1,345,425           783,843
Net assets, beginning of period                                 0                 0                 0                 0
                                                       ----------        ----------        ----------          --------

Net assets, end of period                              $2,539,280        $1,154,407        $1,345,425          $783,843
                                                       ==========        ==========        ==========          ========

<F*>The Multi-Style Equity Fund, Core Bond Fund, Aggressive Equity Fund, and Non-US Fund began operations on January 2,
    1997.

See accompanying notes to the financial statements.

                                     GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                                            SCHEDULE OF INVESTMENTS
                                               DECEMBER 31, 1997
                                                                        No. of Shares           Market Value
                                                                        -------------           ------------

S & P 500 Index Fund
     General American Capital Company<F*>                                   522,436             $20,581,893

Money Market Fund
     General American Capital Company<F*>                                   471,869               8,600,564

Bond Index Fund
     General American Capital Company<F*>                                   148,761               3,450,248

Managed Equity Fund
     General American Capital Company<F*>                                   135,951               4,241,762

Asset Allocation Fund
     General American Capital Company<F*>                                   329,020              10,482,605

International Index Fund<F**>
     General American Capital Company<F*>                                   474,049               7,866,879

Mid-Cap Equity Fund<F***>
     General American Capital Company<F*>                                   282,331               6,232,329

Small-Cap Equity Fund
     General American Capital Company<F*>                                    23,695               1,143,813

Equity-Income Fund
     Variable Insurance Products Fund                                       700,210              17,001,106

Growth Fund
     Variable Insurance Products Fund                                       599,398              22,237,647

Overseas Fund
     Variable Insurance Products Fund                                       425,780               8,174,972

Asset Manager Fund
     Variable Insurance Products Fund II                                     32,084                 577,825

High Income Fund
     Variable Insurance Products Fund                                       160,163               2,175,014

Worldwide Hard Assets Fund<F****>
     Van Eck Worldwide Insurance Trust                                       17,172                 269,764

Multi-Style Equity Fund
     Russell Insurance Funds                                                198,618               2,538,339

Core Bond Fund
     Russell Insurance Funds                                                110,396               1,153,638

Aggressive Equity Fund
     Russell Insurance Funds                                                 99,947               1,344,291

Non-US Fund
     Russell Insurance Funds                                                 78,061                 782,951

<F*>   These funds use consent dividending. See Note 2C.
<F**>  This fund was formerly known as the International Equity Fund.
<F***> This fund was formerly known as the Special Equity Fund.
<F****>This fund was formerly known as the Gold & Natural Resources Fund.
See accompanying notes to the financial statements.

             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                 NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1997

Note 1 - Organization

General American Separate Account Eleven (the Separate Account) commenced operations on September 15, 1987 and is registered under the Investment Company Act of 1940 (1940 Act) as a unit investment trust. The Separate Account offers four products: Variable Universal Life (VUL-95), Variable General Select Plus (VGSP), Variable Universal Life (VUL-100), and Russell Variable Universal Life (Russell VUL) that receive and invest net premiums for flexible premium variable life insurance policies that are issued by General American Life Insurance Company (General American). The Separate Account is divided into eighteen Divisions. Each Division invests exclusively in shares of a single Fund of either General American Capital Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust or Russell Insurance Funds which are open-end, diversified management companies. The Funds of the General American Capital Company, sponsored by General American, are the S & P 500 Index (formerly Equity Index), Money Market, Bond Index, Managed Equity, Asset Allocation, International Index (formerly International Equity), Mid-Cap Equity (formerly Special Equity), and the Small-Cap Equity Fund Divisions. The Funds of the Variable Insurance Products Fund, managed by Fidelity Management & Research Company, are the Equity-Income, Growth, Overseas, and the High Income Fund Divisions. The Funds of the Variable Insurance Products Fund II, managed by Fidelity Management and Research Company is the Asset Manager Fund. The Fund of the Van Eck Worldwide Insurance Trust, managed by Van Eck Associates Corporation, is the Worldwide Hard Assets Fund, formerly known as the Gold and Natural Resources Fund. The Funds of the Russell Variable Insurance Product, managed by Frank Russell Investment Management Company are the Multi-style Equity, Core Bond, Aggressive Equity, and Non-US Fund Divisions. Policyholders have the option of directing their premium payments into one or all of the Funds as well as into the general account of General American, which is not generally subject to regulation under the Securities Act of 1933 or the 1940 Act.

Note 2 - Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A.    Investments

      The Separate Accounts' investments in the eighteen Funds are valued daily based on the net asset values of the respective Fund shares held as reported to General American by General American Capital Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, and Russell Insurance Funds. The specific identification method is used in determining the cost of shares sold on withdrawals by the Separate Account. Share transactions are recorded on the trade date, which is the same as the settlement date.

B.    Federal Income Taxes

      Under current federal income tax law, capital gains from sales of investments of the Separate Account are not taxable. Therefore, no federal income tax expense has been provided.

C.    Distribution of Income and Realized Capital Gains

      General American Capital Company follows the federal income tax practice known as consent dividending, whereby substantially all of its net investment income and realized gains are deemed to be passed through to the Separate Account. As a result, General American Capital Company does not pay any dividends or capital gain distributions. During December of each year, accumulated investment income and capital gains of the underlying Capital Company Fund are allocated to the Separate Account by increasing the cost basis and recognizing a capital gain in the Separate Account. The Variable Insurance Products Fund, Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust and Russell Insurance Funds intend to pay out all of their net investment income and net realized capital gains each year. Dividends from the funds are distributed at least annually on a per share basis and are recorded on the ex dividend date. Normally, net realized capital gains, if any, are distributed each year for each fund. Such income and capital gain distributions are automatically reinvested in additional shares of the funds.

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997

D.    Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Note 3 - Policy Charges

Charges are deducted from premiums and paid to General American for providing the insurance benefits set forth in the contracts and any additional benefits added by rider, administering the policies, reimbursement of expenses incurred in distributing the policies, and assuming certain risks in connection with the policies.

Prior to the allocation of net premiums among General American's general account and the Fund Divisions of the Separate Account, premium payments are reduced by premium expense charges, which consist of a sales charge and a charge for premium taxes. The premium payment, less the premium expense charge, equals the net premium.

      Sales Charge:  A sales charge equal to 6% is deducted from each VUL-95
      -------------
      premium paid. A sales charge of 5% in years one through ten and 2.25% thereafter is deducted from each VGSP premium paid. A maximum sales charge of 5% in years one through ten and a maximum 2.25% thereafter based on initial deposit is deducted from each Russell VUL premium paid. This charge is deducted to partially reimburse General American for expenses incurred in distributing the policy and any additional benefits provided by rider. No sales charge is deducted from VUL-100 premiums.

      Premium Taxes:  Various state and political subdivisions impose a tax
      --------------
      on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2% of each VUL-95 premium, 2.5% of each VGSP premium, 2.10% of each VUL-100 premium, and 2.5% of each Russell VUL premium is made from each premium payment for these taxes. In addition, a 1.25% deduction is taken from VUL-100 premiums to cover the company's Federal income tax costs attributable to the amount of premium received.

Charges are deducted monthly from the cash value of each policy to compensate General American for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a policy;
(c) the cost of insurance, and (d) the cost of optional benefits added by rider.

      Administrative Charge:  General American has responsibility for the
      ----------------------
      administration of the policies and the Separate Account. As reimbursement for administrative expenses related to the maintenance of each policy and the Separate Account, General American assesses a monthly administrative charge against each policy. This charge is $10 per month for a standard policy and $12 per month for a pension policy during the first 12 policy months and $4 (standard) and $6 (pension) per month for all policy months beyond the 12th for VUL-95 contracts. The charge is $4 per month for VGSP and Russell VUL contracts. The charge is $13 per month during the first 12 policy months and $6 per month thereafter for VUL-100 contracts.

      Insurance Underwriting and Acquisition Expense Charge:  An additional
      ------------------------------------------------------
      administrative charge is deducted from the policy cash value for VUL-95 as part of the monthly deduction during the first 12 policy months and for the first 12 policy months following an increase in the face amount. The charge is $0.08 per month multiplied by the face amount divided by 1,000. For VUL-100, the charge during the first 12 policy months is $0.16 per month multiplied by the face amount divided by 1,000, and in all policy years thereafter, the charge is $0.01 per month multiplied by the face amount divided by 1,000.

                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                       NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1997

      Cost of Insurance:  The cost of insurance is deducted on each monthly
      ------------------
      anniversary date for the following policy month. Because the cost of insurance depends upon a number of variables, the cost varies for each policy month. The cost of insurance is determined separately for the initial face amount and for any subsequent increases in face amount. General American determines the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each policy month.

      Optional Rider Benefits Charge:  This monthly deduction includes
      -------------------------------
      charges for any additional benefits provided by rider.

      Contingent Deferred Sales Charge:  During the first ten policy years
      ---------------------------------
      for VUL-95, VGSP, and Russell VUL, and the first fifteen years for VUL-100, General American also assesses a charge upon surrender or lapse of a Policy, a requested decrease in face amount, or a partial withdrawal that causes the face amount to decrease. The amount of the charge assessed depends on a number of factors, including whether the event is a full surrender or lapse or only a decrease in face amount, the amount of premiums received to date by General American, and the policy year in which the surrender or other event takes place.

Mortality and Expense Charge:  In addition to the above charges, a daily
-----------------------------
charge is made at the separate account level for the mortality and expense risks assumed by General American. General American deducts a daily charge from the Separate Account at the rate of .002319% for VUL-95, .0019111% for VGSP, .002455% for VUL-100, and .001366% for Russell VUL of the net assets of each division of the Separate Account, which equals an annual rate of .85%,
 .70%, .90%, and .50% for VUL-95, VGSP, VUL-100, and Russell VUL, respectively. VUL-95, VGSP, VUL-100, and Russell VUL mortality and expense charges for 1997 were $398,648, $160,175, $174,234, and $5,685, respectively. The mortality risk assumed by General American is the risk that those insured may die sooner than anticipated and therefore, that General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policy will exceed the amounts realized from the administrative charges assessed against the policy.

NOTE 4 - INVESTMENT OBJECTIVES, MANAGER CHANGES AND NEW DIVISIONS

Effective January 1, 1997, the International Equity Fund became the International Index Fund. The investment objective of the International Index Fund is to obtain investment results that parallel the price and yield performance of publicly-traded common stocks in the Morgan Stanley Capital International Europe, Australia, and Far East Index ("EAFE Index"). The portfolio manager of the International Index Fund is Conning Asset Management Company and the management fee for the fund is .50% on the first $10 million in assets, .40% on the balance over $10 million and less than $20 million and
 .30% on any balance in excess of $20 million.

Effective January 1, 1997, the Special Equity Fund became the Mid-Cap Equity Fund. The investment objective of the Mid-Cap Equity Fund is to seek sustained growth of capital by investing primarily in common stocks of United States-bases publicly traded companies with "medium market capitalization". "Medium market capitalization companies" are those whose market capitalization falls within the range of the S&P MidCap 400 at the time of the Fund's investment. The portfolio manager of the Mid-Cap Equity Fund is Conning Asset Management Company and the total management fee rate remained unchanged from that of the Special Equity Fund.

On March 1, 1997, Conning Asset Management Company became the manager of the Managed Equity Fund. The management fee is .40% on the first $10 million in assets, .30% on the balance over $10 million and less than $30 million, and
 .25% on the balance in excess of $30 million.

             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                   NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1997

On January 2, 1997, four new divisions and a new product -Russell VUL- were added to Separate Account Eleven. The four divisions were the Multi-Style Equity, Core Bond, Aggressive Equity and Non-US. The underlying funds in these divisions are offered by Russell Insurance Funds and managed by Frank Russell Company. The investment objectives of each of these new divisions are as follows:

Multi-Style Equity Fund - To provide income and capital growth by investing
-----------------------
principally in equity securities.

Core Bond Fund - To provide effective diversification against equities and a
--------------
stable level of cash flow by investing in fixed income securities.

Aggressive Equity Fund - To maximize total return through capital
----------------------
appreciation and by assuming a higher level of volatility than is ordinarily expected from the Multi-Style Equity Fund, while still investing in equity securities.

Non-US Fund - To provide favorable total return and additional
-----------
diversification for United States investors by investing primarily in equity and fixed income securities of non-US companies and securities issued by non-United States governments.

The underlying products currently offered by these divisions are Russell VUL and VGSP.

On May 1, 1997, the Small Cap Equity division was added to Separate Account Eleven. The underlying fund in this division is offered by General American Capital Company and is managed by Conning Asset Management Company. The investment objective of the fund is to provide a rate of return that corresponds to the performance of the common stock of small companies, while incurring a level of risk that is generally equal to the risks associated with small company common stock. The Fund attempts to duplicate the performance of the smallest 20% of companies based on capitalization size, that are based in the United States and listed on the New York Stock Exchange.

The underlying products currently offered by this division are VUL-95, VGSP, and VUL-100.

            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                 NOTES TO FINANCIAL STATEMENTS
                       DECEMBER 31, 1997

NOTE 5 - PURCHASES AND SALES

During the year ended December 31, 1997, purchases including net realized gain and income from distribution and proceeds from sales of General American Capital Company shares were as follows:

               S & P 500       Money        Bond         Managed       Asset     International   Mid-Cap      Small-Cap
                 Index        Market       Index         Equity     Allocation      Index        Equity        Equity
                 Fund          Fund         Fund          Fund         Fund          Fund         Fund          Fund
              ----------   -----------   ----------    ----------   ----------   ------------- ----------    ----------
Purchases     $8,442,192   $18,247,884   $1,749,901    $1,578,051   $2,343,633    $1,765,214   $2,156,245    $1,293,907
              ==========   ===========   ==========    ==========   ==========    ==========   ==========    ==========
Sales         $5,448,171   $17,983,425   $5,140,723    $  590,072   $1,218,119    $  628,010   $1,147,830    $   17,782
              ==========   ===========   ==========    ==========   ==========    ==========   ==========    ==========

During the year ended December 31, 1997, purchases (including dividend reinvestment) and proceeds from sales of Variable Insurance Products Fund Shares were as follows:

                                 Equity-Income         Growth           Overseas         High Income
                                      Fund              Fund              Fund              Fund
                                 -------------       ----------        ----------        -----------
Purchases                          $5,671,668        $6,780,325        $3,016,982        $1,043,519
                                   ==========        ==========        ==========        ==========
Sales                              $1,100,161        $  960,461        $  418,954        $  240,128
                                   ==========        ==========        ==========        ==========

During the year ended December 31, 1997, purchases (including dividend reinvestment) and proceeds from sales of Variable Insurance Products Fund II shares were as follows:

                            Asset Manager
                                 Fund
                            -------------
Purchases                      $367,321
                               ========
Sales                          $111,483
                               ========

During the year ended December 31, 1997, purchases (including dividend reinvestment) and proceeds from sales of Van Eck Worldwide Insurance Trust shares were as follows:

                            Worldwide Hard
                             Assets Fund
                            --------------
Purchases                      $152,061
                               ========
Sales                          $ 53,087
                               ========

During the year ended December 31, 1997, purchases (including dividend reinvestment) and proceeds from sales of Russell Insurance Funds shares were as follows:

                                   Multi-Style        Core Bond        Aggressive           Non-US
                                   Equity Fund          Fund           Equity Fund           Fund
                                   -----------       ----------        -----------         --------
Purchases                          $2,574,829        $1,160,983        $1,338,577          $863,517
                                   ==========        ==========        ==========          ========
Sales                              $   43,266        $   35,533        $   20,072          $ 23,327
                                   ==========        ==========        ==========          ========

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997

NOTE 6 - ACCUMULATION UNIT ACTIVITY

The following is a summary of the accumulation unit activity for the years ended December 31, 1997, 1996, and 1995:


                                                            S & P 500 INDEX                     MONEY MARKET
                                                             FUND DIVISION                      FUND DIVISION
                                                   ---------------------------------   --------------------------------
                                                     1997         1996       1995        1997       1996         1995
                                                   --------    --------   ----------   --------  ----------    --------
Variable Universal Life-95:
   Deposits                                          70,404      56,960      78,391      98,719      52,946     206,798
   Withdrawals                                      (29,686)    (32,408)   (101,054)   (110,821)    (79,319)   (215,226)
   Outstanding units, beginning of year             195,587     171,035     193,698      58,805      85,178      93,606
                                                   --------     -------    --------    --------  ----------    --------

   Outstanding units, end of year                   236,305     195,587     171,035      46,703      58,805      85,178
                                                   ========     =======    ========    ========  ==========    ========

Variable General Select Plus:
   Deposits                                         146,632     376,931      30,100     942,448   1,489,642     344,162
   Withdrawals                                     (305,772)    (16,019)    (15,451)   (900,950) (1,173,354)   (215,211)
   Outstanding units, beginning of year             407,634      46,722      32,073     494,355     178,067      49,116
                                                   --------     -------    --------    --------  ----------    --------

   Outstanding units, end of year                   248,494     407,634      46,722     535,853     494,355     178,067
                                                   ========     =======    ========    ========  ==========    ========
Variable Universal Life-100:<F*>
   Deposits                                         212,106     151,173      14,240     738,912     729,350     214,797
   Withdrawals                                      (41,462)    (42,505)       (687)   (707,676)   (698,266)   (110,989)
   Outstanding units, beginning of period           122,221      13,553           0     134,892     103,808           0
                                                   --------     -------    --------    --------  ----------    --------

   Outstanding units, end of period                 292,865     122,221      13,553     166,128     134,892     103,808
                                                   ========     =======    ========    ========  ==========    ========


Russell Variable Universal Life:<F**>                                                   435,785
   Deposits                                                                            (427,238)
   Withdrawals                                                                                0
                                                                                       --------
   Outstanding units, beginning of period

   Outstanding units, end of period                                                       8,547
                                                                                       ========


<F*> The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
<F**>The Russell Variable Universal Life product was introduced in 1997, and the first deposit was received on May 6, 1997.
                                                                                                            (continued)


$" "

                    GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997

NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1997, 1996, and 1995:


                                                             BOND INDEX                         MANAGED EQUITY
                                                            FUND DIVISION                       FUND DIVISION
                                                   ---------------------------------    -------------------------------
                                                     1997         1996       1995        1997        1996         1995
                                                   --------     -------    --------     -------     -------     -------
Variable Universal Life-95:
   Deposits                                          45,996      20,690      28,341      20,213      22,639      37,042
   Withdrawals                                      (19,985)    (19,502)   (102,229)    (19,170)    (23,620)    (68,803)
   Outstanding units, beginning of year              71,443      70,255     144,143      91,667      92,648     124,409
                                                   --------     -------    --------     -------     -------     -------

   Outstanding units, end of year                    97,454      71,443      70,255      92,710      91,667      92,648
                                                   ========     =======    ========     =======     =======     =======

Variable General Select Plus:
   Deposits                                          26,599     422,790       5,765      22,411      20,875       5,835
   Withdrawals                                     (398,540)     (6,268)     (1,249)    (10,526)     (1,816)       (595)
   Outstanding units, beginning of year             422,341       5,819       1,303      25,596       6,537       1,297
                                                   --------     -------    --------     -------     -------     -------

   Outstanding units, end of year                    50,400     422,341       5,819      37,481      25,596       6,537
                                                   ========     =======    ========     =======     =======     =======

Variable Universal Life-100:<F*>
   Deposits                                          38,781      31,945       1,670      38,918      15,297       1,823
   Withdrawals                                       (8,471)     (8,214)        (75)     (8,793)     (2,675)       (168)
   Outstanding units, beginning of period            25,326       1,595           0      14,277       1,655           0
                                                   --------     -------    --------     -------     -------     -------

   Outstanding units, end of period                  55,636      25,326       1,595      44,402      14,277       1,655
                                                   ========     =======    ========     =======     =======     =======



<F*> The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                                                                                                         (continued)

                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997

NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1997, 1996, and 1995:


                                                            ASSET ALLOCATION                  INTERNATIONAL INDEX
                                                              FUND DIVISION                     FUND DIVISION<F*>
                                                    -------------------------------     -------------------------------
                                                      1997       1996        1995         1997        1996        1995
                                                    -------     -------     -------     -------     -------     -------
Variable Universal Life-95:
   Deposits                                          58,255      67,461      80,183      56,157      60,637      74,018
   Withdrawals                                      (49,785)    (33,247)    (98,461)    (45,488)    (32,650)    (28,390)
   Outstanding units, beginning of  year            274,368     240,154     258,432     164,557     136,570      90,942
                                                    -------     -------     -------     -------     -------     -------

   Outstanding units, end of year                   282,838     274,368     240,154     175,226     164,557     136,570
                                                    =======     =======     =======     =======     =======     =======

Variable General Select Plus:
   Deposits                                          21,682      21,668      12,925      35,709      24,970      16,837
   Withdrawals                                      (10,372)    (18,560)    (31,947)    (10,776)    (12,229)     (6,722)
   Outstanding units, beginning of year              61,197      58,089      77,111      45,125      32,384      22,269
                                                    -------     -------     -------     -------     -------     -------

   Outstanding units, end of year                    72,507      61,197      58,089      70,058      45,125      32,384
                                                    =======     =======     =======     =======     =======     =======

Variable Universal Life-100:<F**>
   Deposits                                          44,721      23,767       1,072      56,601      46,973       4,468
   Withdrawals                                      (11,617)     (2,830)        (39)    (15,926)     (7,916)       (777)
   Outstanding units, beginning of year              21,970       1,033           0      42,748       3,691           0
                                                    -------     -------     -------     -------     -------     -------

   Outstanding units, end of year                    55,074      21,970       1,033      83,423      42,748       3,691
                                                    =======     =======     =======     =======     =======     =======

General American Life Insurance Company
   seed money:
   Deposits                                               0           0           0           0           0           0
   Withdrawals                                            0           0           0           0           0           0
   Outstanding units, beginning of year                   0           0           0     200,000     200,000     200,000
                                                    -------     -------     -------     -------     -------     -------

Outstanding units, end of year                            0           0           0     200,000     200,000     200,000
                                                    =======     =======     =======     =======     =======     =======


<F*>  This fund was formerly known as the International Equity Fund.
<F**> The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                                                                                                       (continued)

               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1997

NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1997, 1996, and 1995, for the Mid-Cap Equity Fund
Division and the period ended December 31, 1997, for the Small-Cap Equity Fund
Division:


                                                                         MID-CAP EQUITY                     SMALL-CAP EQUITY
                                                                        FUND DIVISION<F*>                    FUND DIVISION
                                                                -------------------------------     -------------------------------
                                                                  1997       1996         1995                  1997<F***>
                                                                -------    --------     -------                 ----------
Variable Universal Life - 95:
   Deposits                                                      50,013      67,217      94,909                  35,503
   Withdrawals                                                  (61,032)    (50,100)    (88,190)                   (326)
   Outstanding units, beginning of period                       185,140     168,023     161,304                       0
                                                                -------     -------     -------                  ------

   Outstanding units, end of period                             174,121     185,140     168,023                  35,177
                                                                =======     =======     =======                  ======

Variable General Select Plus:
   Deposits                                                      43,764      17,983      22,352                  30,298
   Withdrawals                                                  (14,054)    (16,026)    (12,685)                   (271)
   Outstanding units, beginning of period                        48,209      46,252      36,585                       0
                                                                -------     -------     -------                  ------

   Outstanding units, end of period                              77,919      48,209      46,252                  30,027
                                                                =======     =======     =======                  ======

Variable Universal Life - 100:<F**>
   Deposits                                                      36,664      35,395       4,498                  23,110
   Withdrawals                                                  (15,674)     (6,929)       (725)                   (540)
   Outstanding units, beginning of period                        32,239       3,773           0                       0
                                                                -------     -------     -------                  ------

   Outstanding units, end of period                              53,229      32,239       3,773                  22,570
                                                                =======     =======     =======                  ======

General American Life Insurance Company
   seed money:
      Deposits                                                        0           0           0
      Withdrawals                                                     0    (100,000)          0
      Outstanding units, beginning of year                            0     100,000     100,000
                                                                -------     -------     -------

      Outstanding units, end of year                                  0           0     100,000
                                                                =======     =======     =======


<F*>   This fund was formerly known as the Special Equity Fund.
<F**>  The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
<F***> The Small-Cap Equity Fund began operations on May 1, 1997.

                                                                                                    (continued)


              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                  NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1997

NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1997, 1996, and 1995:


                                                              EQUITY-INCOME                         GROWTH
                                                              FUND DIVISION                      FUND DIVISION
                                                    -------------------------------     -------------------------------
                                                      1997        1996        1995        1997       1996         1995
                                                    -------     -------     -------     -------    --------     -------
Variable Universal Life-95:
   Deposits                                          73,369     100,383     143,543     110,237     141,831     181,296
   Withdrawals                                      (68,932)    (61,252)    (48,670)    (69,361)   (101,041)    (80,832)
   Outstanding units, beginning of year             287,907     248,776     153,903     367,037     326,247     225,783
                                                    -------     -------     -------     -------    --------     -------

   Outstanding units, end of year                   292,344     287,907     248,776     407,913     367,037     326,247
                                                    =======     =======     =======     =======    ========     =======

Variable General Select Plus:
   Deposits                                         107,293      95,653      78,040     151,169     136,928      90,761
   Withdrawals                                      (41,943)    (24,220)    (34,513)    (56,898)    (38,737)    (60,661)
   Outstanding units, beginning of year             160,791      89,358      45,831     233,747     135,556     105,456
                                                    -------     -------     -------     -------    --------     -------

   Outstanding units, end of year                   226,141     160,791      89,358     328,018     233,747     135,556
                                                    =======     =======     =======     =======    ========     =======

Variable Universal Life-100:<F*>
   Deposits                                         161,018     167,806      20,481     227,448     213,702      25,375
   Withdrawals                                      (42,604)    (22,709)     (1,718)    (64,065)    (38,214)     (1,865)
   Outstanding units, beginning of period           163,860      18,763           0     198,998      23,510           0
                                                    -------     -------     -------     -------    --------     -------

   Outstanding units, end of period                 282,274     163,860      18,763     362,381     198,998      23,510
                                                    =======     =======     =======     =======    ========     =======




<F*> The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                                                                                                  (continued)

            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                NOTES TO FINANCIAL STATEMENTS
                      DECEMBER 31, 1997

NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1997, 1996, and 1995, for the Overseas Fund Division and for the years ended December 31, 1997, and 1996, and the period ended December 31, 1995, for the Asset Manager Division:.




                                                               OVERSEAS                           ASSET MANAGER
                                                             FUND DIVISION                        FUND DIVISION
                                                    -------------------------------      ---------------------------------
                                                      1997       1996        1995         1997        1996        1995<F*>
                                                    -------     -------     -------      ------      ------       --------
Variable Universal Life-95:
   Deposits                                          73,211      86,129      97,609       1,053       1,196         331
   Withdrawals                                      (33,419)    (57,328)    (42,775)       (363)        (80)         (4)
   Outstanding units, beginning of period           202,771     173,970     119,136       1,443         327           0
                                                    -------     -------     -------      ------      ------       -----

   Outstanding units, end of period                 242,563     202,771     173,970       2,132       1,443         327
                                                    =======     =======     =======      ======      ======       =====

Variable General Select Plus:
   Deposits                                          78,015      59,185      46,058       4,792       4,133       1,534
   Withdrawals                                      (24,003)    (18,099)    (24,367)     (1,323)     (1,450)         (6)
   Outstanding units, beginning of period           114,696      73,610      51,919       4,211       1,528           0
                                                    -------     -------     -------      ------      ------       -----

   Outstanding units, end of period                 168,708     114,696      73,610       7,680       4,211       1,528
                                                    =======     =======     =======      ======      ======       =====

Variable Universal Life-100:<F**>
   Deposits                                          61,939      59,253       9,829      19,775      17,799       3,044
   Withdrawals                                      (16,003)    (12,929)     (1,146)     (6,893)     (3,550)       (100)
   Outstanding units, beginning of period            55,007       8,683           0      17,193       2,944           0
                                                    -------     -------     -------      ------      ------       -----

   Outstanding units, end of period                 100,943      55,007       8,683      30,075      17,193       2,944
                                                    =======     =======     =======      ======      ======       =====



<F*> The Asset Manager fund began operations on July 19, 1995.
<F**>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
                                                                                                    (continued)

               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1997

NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the years ended December 31, 1997, and 1996, and the period ended December 31, 1995:


                                                               HIGH INCOME                     WORLDWIDE HARD ASSETS
                                                               FUND DIVISION                    FUND DIVISION<F**>
                                                    ----------------------------------   ---------------------------------
                                                      1997        1996        1995<F*>    1997         1996       1995<F*>
                                                    -------      ------       --------   ------       -----       --------
Variable Universal Life-95:
   Deposits                                           8,197      18,576       6,217       5,256       6,777         135
   Withdrawals                                      (10,956)     (3,225)       (237)       (857)       (976)         (9)
   Outstanding units, beginning of period            21,331       5,980           0       5,927         126           0
                                                    -------      ------       -----      ------      ------         ---

   Outstanding units, end of period                  18,572      21,331       5,980      10,326       5,927         126
                                                    =======      ======       =====      ======      ======         ===

Variable General Select Plus:
   Deposits                                          36,763      32,705       6,436       1,994       4,222           0
   Withdrawals                                       (8,788)     (2,369)       (115)     (3,232)        (92)          0
   Outstanding units, beginning of period            36,657       6,321           0       4,130           0           0
                                                    -------      ------       -----      ------      ------         ---

   Outstanding units, end of period                  64,632      36,657       6,321       2,892       4,130           0
                                                    =======      ======       =====      ======      ======         ===

Variable Universal Life-100:<F***>
   Deposits                                          39,145      41,415       6,662       7,159       6,746         890
   Withdrawals                                       (9,470)     (8,355)       (159)     (2,531)     (1,660)        (31)
   Outstanding units, beginning of period            39,563       6,503           0       5,945         859           0
                                                    -------      ------       -----      ------      ------         ---

   Outstanding units, end of period                  69,238      39,563       6,503      10,573       5,945         859
                                                    =======      ======       =====      ======      ======         ===



<F*>  The High Income Fund and Worldwide Hard Assets Fund began operations on May
      24, and August 9, 1995, respectively.
<F**> This fund was formerly known as the Gold & Natural Resources Fund.
<F***>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
                                                                                                    (continued)


                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1997

NOTE 6 - ACCUMULATION UNIT ACTIVITY (CONTINUED)

The following is a summary of the accumulation unit activity for the period ended December 31, 1997:





                                                        MULTI-STYLE                         AGGRESSIVE
                                                           EQUITY          CORE BOND          EQUITY            NON-US
                                                       FUND DIVISION     FUND DIVISION     FUND DIVISION     FUND DIVISION
                                                       -------------     -------------     --------------    -------------
                                                          1997<F*>          1997<F*>          1997<F*>          1997<F*>
                                                       -------------     -------------     --------------    -------------
Variable General Select Plus:<F**>
   Deposits                                                47,597            21,805            25,379            28,863
   Withdrawals                                               (667)             (391)             (279)             (285)
   Outstanding units, beginning of period                       0                 0                 0                 0
                                                          -------            ------            ------            ------

   Outstanding units, end of period                        46,930            21,414            25,100            28,578
                                                          =======            ======            ======            ======

Russell Variable Universal Life:<F***>
   Deposits                                               153,054            86,149            75,650            50,101
   Withdrawals                                             (1,563)           (2,024)             (494)           (1,018)
   Outstanding units, beginning of period                       0                 0                 0                 0
                                                          -------            ------            ------            ------

   Outstanding units, end of period                       151,491            84,125            75,156            49,083
                                                          =======            ======            ======            ======



<F*>  The Multi-Style Equity Fund, Core Bond Fund, Aggressive Equity Fund, and
      Non-US Fund began operations on January 2, 1997.
<F**> The Variable General Select Plus product was introduced in 1997, and the first deposit was received on June 26, 1997.
<F***>The Russell Variable Universal Life product was introduced in 1997, and the first deposit was received on June 6, 1997.


           GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                NOTES TO FINANCIAL STATEMENTS
                     DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT

Deposits into the Separate Account are used to purchase shares in the Capital Company, Variable Insurance Products Funds, Variable Insurance Products Fund II, Van Eck Worldwide Insurance Trust, or Russell Insurance Funds. Net deposits represent the amounts available for investment in such shares after deduction of sales charges, premium taxes, administrative costs, insurance, underwriting and acquisition expense, cost of insurance, and cost of optional benefits by rider. Realized and unrealized capital gains (losses) have been excluded from net deposits into the Separate Account because they have been included in increase (decrease) in net assets resulting from operations in the Statements or Changes in Net Assets.


Variable Universal Life-95:
---------------------------


                                                           S & P 500 INDEX                             MONEY MARKET
                                                            FUND DIVISION                             FUND DIVISION
                                                 -----------------------------------      ------------------------------------
                                                    1997        1996        1995             1997          1996       1995
                                                 ----------  ----------  -----------      -----------   ---------  -----------
Total gross deposits                             $1,099,723  $1,063,999  $   919,322      $ 1,794,475   $ 575,302  $ 2,001,421
Transfers between fund divisions and
   General American                                 931,860     139,650      472,868       (1,471,521)   (728,445)  (1,597,558)
Surrenders and withdrawals                         (144,131)    (82,719)  (1,380,995)         (20,934)   (107,442)    (346,828)
                                                 ----------  ----------  -----------      -----------   ---------  -----------

Total gross deposits, transfers between
   fund divisions and surrenders                  1,887,452   1,120,930       11,195          302,020    (260,585)      57,035
                                                 ----------  ----------  -----------      -----------   ---------  -----------
Deductions:
   Premium load charges                              84,994      84,266       82,459          371,169      46,330      194,508
   Cost of insurance and administrative expenses    481,051     430,221      435,147          135,973     105,165      329,711
                                                 ----------  ----------  -----------      -----------   ---------  -----------

      Total deductions                              566,045     514,487      517,606          507,142     151,495      524,219
                                                 ----------  ----------  -----------      -----------   ---------  -----------

Net deposits into (withdrawals from)
   Separate Account                              $1,321,407  $  606,443  $  (506,411)     $  (205,122)  $(412,080) $  (467,184)
                                                 ==========  ==========  ===========      ===========   =========  ===========


                                                                                                        (continued)


                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                     NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)

Variable Universal Life-95:
---------------------------


                                                             BOND INDEX                            MANAGED EQUITY
                                                            FUND DIVISION                           FUND DIVISION
                                                  ----------------------------------      ---------------------------------
                                                     1997       1996         1995           1997         1996       1995
                                                  ---------  ---------   -----------      ---------   ---------   ---------
Total gross deposits                              $ 312,433  $ 321,458   $   421,967      $ 359,432   $ 395,649   $ 465,063
Transfers between fund divisions and
   General American                                 504,481     20,627        62,346         53,604    (120,443)   (121,086)
Surrenders and withdrawals                         (161,856)  (171,083)   (1,586,477)      (162,045)    (83,215)   (647,675)
                                                  ---------  ---------   -----------      ---------   ---------   ---------

Total gross deposits, transfers between
   fund divisions and surrenders                    655,058    171,002    (1,102,164)       250,991     191,991    (303,698)
                                                  ---------  ---------   -----------      ---------   ---------   ---------

Deductions:
   Premium load charges                              24,355     25,685        32,747         27,564      31,741      38,137
   Cost of insurance and administrative expenses    111,704    119,034       206,477        191,337     187,326     234,100
                                                  ---------  ---------   -----------      ---------   ---------   ---------

      Total deductions                              136,059    144,719       239,224        218,901     219,067     272,237
                                                  ---------  ---------   -----------      ---------   ---------   ---------

Net deposits into (withdrawals from)
   Separate Account                               $ 518,999  $  26,283   $(1,341,388)     $  32,090   $ (27,076)  $(575,935)
                                                  =========  =========   ===========      =========   =========   =========


                                                                                                       (continued)

               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                         DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable Universal Life-95:
---------------------------


                                                           ASSET ALLOCATION                        INTERNATIONAL INDEX
                                                            FUND DIVISION                           FUND DIVISION<F*>
                                                 ------------------------------------      ---------------------------------
                                                     1997       1996         1995             1997       1996         1995
                                                 ----------  ----------   -----------      ---------   ---------    --------
Total gross deposits                             $1,571,785  $1,478,021   $ 1,361,239      $ 674,809   $ 657,882    $635,309
Transfers between fund divisions and
   General American                                (542,327)    (26,293)      (10,959)      (244,489)    132,812     302,360
Surrenders and withdrawals                         (261,445)   (117,682)   (1,175,619)       (27,295)   (102,036)    (45,598)
                                                 ----------  ----------   -----------      ---------   ---------    --------

Total gross deposits, transfers between
  fund divisions and surrenders                     768,013   1,334,046       174,661        403,025     688,658     892,071
                                                 ----------  ----------   -----------      ---------   ---------    --------

Deductions:
   Premium load charges                             115,555     113,909       115,321         53,326      52,174      54,639
   Cost of insurance and administrative
     expenses                                       472,278     467,810       559,425        206,172     215,112     211,351
                                                 ----------  ----------   -----------      ---------   ---------    --------

        Total deductions                            587,833     581,719       674,746        259,498     267,286     265,990
                                                 ----------  ----------   -----------      ---------   ---------    --------

Net deposits into (withdrawals from)
   Separate Account                              $  180,180  $  752,327   $  (500,085)     $ 143,527   $ 421,372    $626,081
                                                 ==========  ==========   ===========      =========   =========    ========


<F*> This fund was formerly known as the International Equity Fund.

                                                                                                        (continued)


                 GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable Universal Life-95:
--------------------------


                                                                         MID-CAP EQUITY                      SMALL-CAP EQUITY
                                                                        FUND DIVISION<F*>                     FUND DIVISION
                                                              -----------------------------------          ---------------------
                                                                 1997         1996         1995                 1997<F***>
                                                              ---------   -----------   ---------               ----------
Total gross deposits                                          $ 731,205   $   927,388   $ 713,819                $ 81,175
Transfers between fund divisions and
    General American                                           (545,250)     (325,567)   (319,339)                386,732
Surrenders and withdrawals                                      (30,828)      (74,752)    (35,191)                      0
Seed withdrawals <F**>                                                0    (1,494,837)          0                       0
                                                              ---------   -----------   ---------                --------

Total gross deposits, transfers between
   fund divisions and surrenders                                155,127      (967,768)    359,289                 467,907
                                                              ---------   -----------   ---------                --------

Deductions:
   Premium load charges                                          55,258        73,857      57,765                   6,341
   Cost of insurance and administrative expenses                226,846       224,222     228,560                   4,229
                                                              ---------   -----------   ---------                --------

      Total deductions                                          282,104       298,079     286,325                  10,570
                                                              ---------   -----------   ---------                --------

Net deposits into (withdrawals from)
      Separate Account                                        $(126,977)  $(1,265,847)  $  72,964                $457,337
                                                              =========   ===========   =========                ========


<F*>  This fund was formerly known as the Special Equity Fund.
<F**> Represents funds distributed to General American Life Insurance Company in repayment of seed money used to start the Special Equity Fund in 1993.
<F***>The Small-Cap Equity Fund began operations on May 1, 1997.

                                                                                                      (continued)


                 GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable Universal Life-95:
---------------------------


                                                             EQUITY-INCOME                            GROWTH
                                                             FUND DIVISION                         FUND DIVISION
                                                 ----------------------------------     ----------------------------------
                                                    1997         1996       1995           1997        1996        1995
                                                 ----------  ----------  ----------     ----------  ----------  ----------
Total gross deposits                             $1,258,958  $1,399,658  $1,217,315     $1,700,056  $2,077,054  $1,771,614
Transfers between fund divisions and
   General American                                (346,404)     10,733     565,593        124,428    (252,029)    348,401
Surrenders and withdrawals                         (243,196)   (186,491)    (37,075)      (260,054)   (286,745)    (61,341)
                                                 ----------  ----------  ----------     ----------  ----------  ----------

Total gross deposits, transfers between
  fund divisions and surrenders                     669,358   1,223,900   1,745,833      1,564,430   1,438,280   2,058,674
                                                 ----------  ----------  ----------     ----------  ----------  ----------

Deductions:
   Premium load charges                              98,808     111,476     101,562        134,071     165,735     145,300
   Cost of insurance and administrative expenses    470,011     473,165     406,596        606,328     610,838     588,684
                                                 ----------  ----------  ----------     ----------  ----------  ----------

   Total deductions                                 568,819     584,641     508,158        740,399     776,573     733,984
                                                 ----------  ----------  ----------     ----------  ----------  ----------

Net deposits into Separate Account               $  100,539  $  639,259  $1,237,675     $  824,031  $  661,707  $1,324,690
                                                 ==========  ==========  ==========     ==========  ==========  ==========



                                                                                                    (continued)


               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable Universal Life-95:
---------------------------


                                                              OVERSEAS                           ASSET MANAGER
                                                            FUND DIVISION                        FUND DIVISION
                                                 ----------------------------------     --------------------------------
                                                    1997        1996        1995         1997         1996      1995<F*>
                                                 ----------  ----------  ----------     -------     -------     --------
Total gross deposits                             $  927,173  $1,128,054  $  978,388     $ 9,236     $ 3,210      $   24
Transfers between fund divisions and
   General American                                 262,454    (173,088)    156,839       3,098      10,046       3,317
Surrenders and withdrawals                         (121,639)   (163,405)    (33,911)          0           0           0
                                                 ----------  ----------  ----------     -------     -------      ------

Total gross deposits, transfers between
   fund divisions and surrenders                  1,067,988     791,561   1,101,316      12,334      13,256       3,341
                                                 ----------  ----------  ----------     -------     -------      ------

Deductions:
   Premium load charges                              71,458      89,820      79,076         706         248           3
   Cost of insurance and administrative expenses    302,840     289,700     317,551       1,874         896          39
                                                 ----------  ----------  ----------     -------     -------      ------

Total deductions                                    374,298     379,520     396,627       2,580       1,144          42
                                                 ----------  ----------  ----------     -------     -------      ------

Net deposits into Separate Account               $  693,690  $  412,041  $  704,689     $ 9,754     $12,112      $3,299
                                                 ==========  ==========  ==========     =======     =======      ======



<F*>The Asset Manager Fund began operations on July 19, 1995.

                                                                                                 (continued)


                GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable Universal Life-95:
---------------------------


                                                              HIGH INCOME                    WORLDWIDE HARD ASSETS
                                                             FUND DIVISION                     FUND DIVISION<F**>
                                                   ---------------------------------    --------------------------------
                                                     1997        1996       1995<F*>      1997       1996       1995<F*>
                                                   --------    --------     --------    -------     -------     --------
Total gross deposits                               $ 61,425    $ 47,325     $ 6,373     $29,642     $ 7,990      $1,007
Transfers between fund divisions and
   General American                                 (76,243)    146,648      59,489      31,281      63,119         387
                                                   --------    --------     -------     -------     -------      ------

Total gross deposits, transfers between
  fund divisions and surrenders                     (14,818)    193,973      65,862      60,923      71,109       1,394
                                                   --------    --------     -------     -------     -------      ------

Deductions:
   Premium load charges                               4,910       3,747         499       2,223         595          81
   Cost of insurance and administrative expenses     19,821      16,948       2,512       5,330       3,272          87
                                                   --------    --------     -------     -------     -------      ------

      Total deductions                               24,731      20,695       3,011       7,553       3,867         168
                                                   --------    --------     -------     -------     -------      ------

Net deposits into (withdrawals from)
  Separate Account                                 $(39,549)   $173,278     $62,851     $53,370     $67,242      $1,226
                                                   ========    ========     =======     =======     =======      ======


<F*> The High Income Fund and Worldwide Hard Assets fund began operations on May
     24, and August 9, 1995, respectively.
<F**>This fund was formerly known as the Gold & Natural Resources Fund.

                                                                                                     (continued)


                  GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                       NOTES TO FINANCIAL STATEMENTS
                             DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)

Variable General Select Plus:
-----------------------------

                                                              S & P 500 INDEX                         MONEY MARKET
                                                              FUND DIVISION                          FUND DIVISION
                                                  ------------------------------------   --------------------------------------
                                                      1997         1996         1995         1997         1996         1995
                                                  -----------   ----------    --------   -----------  ------------  -----------
Total gross deposits                              $ 1,229,167   $  475,955    $ 47,504   $11,949,827  $ 18,203,638  $ 3,333,097
Transfers between fund divisions
   and General American                             1,639,191    5,512,487     182,278    (6,333,824)  (13,115,248)  (1,350,435)

Surrenders and withdrawals                         (5,100,149)     (28,210)    (15,259)   (4,042,319)      (15,934)     (10,440)
                                                  -----------   ----------    --------   -----------  ------------  -----------

Total gross deposits, transfers between
  fund divisions and surrenders                    (2,231,791)   5,960,232     214,523     1,573,684     5,072,456    1,972,222
                                                  -----------   ----------    --------   -----------  ------------  -----------


Deductions:
   Premium load charges                                88,924       35,750      11,884       870,893     1,315,430      232,745
   Cost of insurance and administrative expenses      158,092       63,207      21,050       158,166       126,052       88,973
                                                  -----------   ----------    --------   -----------  ------------  -----------


     Total deductions                                 247,016       98,957      32,934     1,029,059     1,441,482      321,718
                                                  -----------   ----------    --------   -----------  ------------  -----------
Net deposits into (withdrawals from)
  Separate Account                                $(2,478,807)  $5,861,275    $181,589   $   544,625  $  3,630,974  $ 1,650,504
                                                  ===========   ==========    ========   ===========  ============  ===========

                                                                                                                    (continued)

             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                                BOND INDEX                          MANAGED EQUITY
                                                               FUND DIVISION                        FUND DIVISION
                                                   ------------------------------------    --------------------------------
                                                       1997         1996         1995        1997        1996        1995
                                                   -----------   ----------    --------    --------    --------     -------
Total gross deposits                               $   170,971   $   68,383    $  9,129    $225,421    $131,764     $ 9,302
Transfers between fund divisions
   and General American                                109,381    4,780,139      57,441      49,038     170,404      60,563
Surrenders and withdrawals                          (4,675,478)      (5,060)    (12,416)    (28,866)          0           0
                                                   -----------   ----------    --------    --------    --------     -------

Total gross deposits, transfers between
  fund divisions and surrenders                     (4,395,126)   4,843,462      54,154     245,593     302,168      69,865
                                                   -----------   ----------    --------    --------    --------     -------


Deductions:
   Premium load charges                                 12,639        5,137         614      16,872       9,560         645
   Cost of insurance and administrative expenses        24,838       16,027       1,862      24,211      11,739       1,602
                                                   -----------   ----------    --------    --------    --------     -------

     Total deductions                                   37,477       21,164       2,476      41,083      21,299       2,247
                                                   -----------   ----------    --------    --------    --------     -------

Net deposits into (withdrawals from)
   Separate Account                                $(4,432,603)  $4,822,298    $ 51,678    $204,510    $280,869     $67,618
                                                   ===========   ==========    ========    ========    ========     =======

                                                                                                                 (continued)

               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                           ASSET ALLOCATION                    INTERNATIONAL INDEX
                                                            FUND DIVISION                       FUND DIVISION<F*>
                                                   --------------------------------     --------------------------------
                                                     1997        1996       1995          1997        1996        1995
                                                   --------    --------   ---------     --------    --------    --------
Total gross deposits                               $225,188    $170,662     (34,323)    $273,454    $181,044    $ 76,251
Transfers between fund divisions
   and General American                              92,485     (27,308)   (131,408)     190,371      32,353      76,707
Surrenders and withdrawals                          (48,400)    (26,276)    (10,179)     (47,175)    (10,048)     (4,465)
                                                   --------    --------   ---------     --------    --------    --------

Total gross deposits, transfers between
  fund divisions and surrenders                     269,273     117,078    (175,910)     416,650     203,349     148,493
                                                   --------    --------   ---------     --------    --------    --------


Deductions:
   Premium load charges                              17,168      12,611       6,512       19,728      13,690       7,697
   Cost of insurance and administrative expenses     67,268      52,342      39,594       37,091      23,940      16,684
                                                   --------    --------   ---------     --------    --------    --------

     Total deductions                                84,436      64,953      46,106       56,819      37,630      24,381
                                                   --------    --------   ---------     --------    --------    --------

Net deposits into (withdrawals from)
   Separate Account                                $184,837    $ 52,125   $(222,016)    $359,831    $165,719    $124,112
                                                   ========    ========   =========     ========    ========    ========

<F*>This fund was formerly known as the International Equity Fund.

                                                                                                             (continued)

             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                            MID-CAP EQUITY                     SMALL-CAP EQUITY
                                                           FUND DIVISION<F*>                    FUND DIVISION
                                                   --------------------------------            ----------------
                                                     1997        1996        1995                 1997<F**>
                                                   --------    --------    --------               ---------
Total gross deposits                               $376,253    $191,049    $ 81,787                $ 59,270
Transfers between fund divisions
   and General American                             301,956     (58,467)     76,580                 326,392
Surrenders and withdrawals                          (53,267)    (52,717)    (11,584)                      0
                                                   --------    --------    --------                --------

Total gross deposits, transfers between
   fund divisions and surrenders                    624,942      79,865     146,783                 385,662
                                                   --------    --------    --------                --------

Deductions:
   Premium load charges                              29,256      13,676      12,214                   4,711
   Cost of insurance and administrative expenses     40,346      26,565      21,651                   3,518
                                                   --------    --------    --------                --------

     Total deductions                                69,602      40,241      33,865                   8,229
                                                   --------    --------    --------                --------

Net deposits into Separate Account                 $555,340    $ 39,624    $112,918                $377,433
                                                   ========    ========    ========                ========

<F*> This fund was formerly known as the Special Equity Fund.
<F**>The Small-Cap Equity Fund began operations on May 1, 1997.

                                                                                                 (continued)

            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                 NOTES TO FINANCIAL STATEMENTS
                      DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                           EQUITY-INCOME                             GROWTH
                                                           FUND DIVISION                          FUND DIVISION
                                                 ----------------------------------     ----------------------------------
                                                    1997        1996         1995          1997        1996        1995
                                                 ----------  ----------    --------     ----------  ----------   ---------
Total gross deposits                             $1,043,306  $  673,157    $285,714     $1,354,928  $  899,999   $ 392,035
Transfers between fund divisions and
   General American                                 658,129     638,476     446,973        957,813     888,367     225,243
Surrenders and withdrawals                         (148,279)    (10,403)    (62,763)      (268,257)    (48,837)   (161,933)
                                                 ----------  ----------    --------     ----------  ----------   ---------

Total gross deposits, transfers between
  fund divisions and surrenders                   1,553,156   1,301,230     669,924      2,044,484   1,739,529     455,345
                                                 ----------  ----------    --------     ----------  ----------   ---------


Deductions:
   Premium load charges                              78,543      53,024      20,534        101,854      69,694      34,454
   Cost of insurance and administrative expenses    163,469     112,967      58,881        206,497     136,072      82,849
                                                 ----------  ----------    --------     ----------  ----------   ---------

     Total deductions                               242,012     165,991      79,415        308,351     205,766     117,303
                                                 ----------  ----------    --------     ----------  ----------   ---------

Net deposits into Separate Account               $1,311,144  $1,135,239    $590,509     $1,736,133  $1,533,763   $ 338,042
                                                 ==========  ==========    ========     ==========  ==========   =========

                                                                                                             (continued)

           GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
               NOTES TO FINANCIAL STATEMENTS
                     DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                               OVERSEAS                          ASSET MANAGER
                                                             FUND DIVISION                       FUND DIVISION
                                                   --------------------------------     --------------------------------
                                                     1997        1996        1995        1997        1996       1995<F*>
                                                   --------    --------    --------     -------     -------     --------
Total gross deposits                               $763,625    $385,284    $154,142     $53,004     $ 8,754     $   255
Transfers between fund divisions
   and General American                             265,722     271,694     200,230       3,027      26,425      15,583
Surrenders and withdrawals                          (56,432)    (45,712)    (55,346)     (2,184)     (2,067)          0
                                                   --------    --------    --------     -------     -------     -------

Total gross deposits, transfers between
   fund divisions and surrenders                    972,915     611,266     299,026      53,847      33,112      15,838
                                                   --------    --------    --------     -------     -------     -------


Deductions:
   Premium load charges                              57,640      29,621      13,147       3,927         670          10
   Cost of insurance and administrative expenses     71,616      46,151      31,516       3,625       1,631          56
                                                   --------    --------    --------     -------     -------     -------

     Total deductions                               129,256      75,772      44,663       7,552       2,301          66
                                                   --------    --------    --------     -------     -------     -------

Net deposits into Separate Account                 $843,659    $535,494    $254,363     $46,295     $30,811     $15,772
                                                   ========    ========    ========     =======     =======     =======

<F*> The Asset Manager Fund began operations on July 19, 1995.
                                                                                                            (continued)

           GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                NOTES TO FINANCIAL STATEMENTS
                      DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                              HIGH INCOME                      WORLDWIDE HARD ASSETS
                                                             FUND DIVISION                      FUND DIVISION<F**>
                                                   ---------------------------------   ------------------------------------
                                                     1997        1996       1995<F*>     1997        1996          1995<F*>
                                                   --------    --------     --------   --------     -------        --------
Total gross deposits                               $201,994    $ 91,307     $   603    $ 22,621     $ 1,869          $0
Transfers between fund divisions and
   General American                                 207,353     278,491      68,178       1,823      45,785           0
Surrenders and withdrawals                           (6,433)          0           0     (36,871)          0           0
                                                   --------    --------     -------    --------     -------          --

Total gross deposits, transfers between
  fund divisions and surrenders                     402,914     369,798      68,781     (12,427)     47,654           0
                                                   --------    --------     -------    --------     -------          --

Deductions:
   Premium load charges                              15,004       7,156          37       1,715         175           0
   Cost of insurance and administrative expenses     25,526      12,823       1,198         890       1,041           0
                                                   --------    --------     -------    --------     -------          --

     Total deductions                                40,530      19,979       1,235       2,605       1,216           0
                                                   --------    --------     -------    --------     -------          --

Net deposits into (withdrawals from)
   Separate Account                                $362,384    $349,819     $67,546    $(15,032)    $46,438          $0
                                                   ========    ========     =======    ========     =======          ==


<F*> The High Income Fund and Worldwide Hard Assets Fund began operations on May
     24, and August 9, 1995, respectively.
<F**>This fund was formerly known as the Gold & Natural Resources Fund.

                                                                                                            (continued)


              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable General Select Plus:
-----------------------------

                                                       MULTI-STYLE                          AGGRESSIVE
                                                          EQUITY           CORE BOND          EQUITY            NON-US
                                                      FUND DIVISION      FUND DIVISION     FUND DIVISION     FUND DIVISION
                                                      -------------      -------------     -------------     -------------
                                                         1997<F*>           1997<F*>          1997<F*>          1997<F*>
                                                      -------------      -------------     -------------     -------------
Total gross deposits                                     $ 80,451          $ 17,978          $ 54,099          $ 42,059
Transfers between fund divisions and
   General American                                       532,364           215,118           281,507           276,242
                                                         --------          --------          --------          --------

Total gross deposits and transfers
    between fund divisions                                612,815           233,096           335,606           318,301
                                                         --------          --------          --------          --------


Deductions:
   Premium load charges                                     5,866             1,346             3,761             3,283
   Cost of insurance and administrative expenses            8,425             2,474             3,632             3,028
                                                         --------          --------          --------          --------

      Total deductions                                     14,291             3,820             7,393             6,311
                                                         --------          --------          --------          --------

Net deposits into Separate Account                       $598,524          $229,276          $328,213          $311,990
                                                         ========          ========          ========          ========


<F*>The Multi-Style Equity Fund, Core Bond Fund, Aggressive Equity Fund, and
    Non-US Fund began operations on January 2, 1997.

                                                                                                            (continued)

             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable Universal Life - 100:<F*>
----------------------------------

                                                             S & P 500 INDEX                        MONEY MARKET
                                                              FUND DIVISION                         FUND DIVISION
                                                 ------------------------------------   ---------------------------------------
                                                    1997          1996         1995        1997          1996          1995
                                                 ----------    ----------    --------   -----------   -----------   -----------
Total gross deposits                             $1,995,433    $  606,419    $ 16,519   $ 8,679,144   $ 7,989,872   $ 2,385,983
Transfers between fund divisions and
   General American                               2,177,143     1,285,071     172,340    (7,303,949)   (6,898,282)   (1,031,031)
Surrenders and withdrawals                          (68,513)      (12,850)          0        (3,421)         (242)            0
                                                 ----------    ----------    --------   -----------   -----------   -----------

Total gross deposits, transfers between
  fund divisions and surrenders                   4,104,063     1,878,640     188,859     1,371,774     1,091,348     1,354,952
                                                 ----------    ----------    --------   -----------   -----------   -----------


Deductions:
   Premium load charges                              66,092        20,294         458       286,729       250,193        73,630
   Cost of insurance and administrative expenses    671,147       258,742       9,056       599,119       502,668       124,621
                                                 ----------    ----------    --------   -----------   -----------   -----------

     Total deductions                               737,239       279,036       9,514       885,848       752,861       198,251
                                                 ----------    ----------    --------   -----------   -----------   -----------

Net deposits into Separate Account               $3,366,824    $1,599,604    $179,345   $   485,926   $   338,487   $ 1,156,701
                                                 ==========    ==========    ========   ===========   ===========   ===========

<F*>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                                                                                                                    (continued)

             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                 NOTES TO FINANCIAL STATEMENTS
                       DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable Universal Life - 100:<F*>
----------------------------------

                                                              BOND INDEX                        MANAGED EQUITY
                                                            FUND DIVISION                       FUND DIVISION
                                                   --------------------------------    --------------------------------
                                                     1997        1996        1995        1997        1996        1995
                                                   --------    --------     -------    --------    --------     -------
Total gross deposits                               $184,259    $ 58,468     $ 2,634    $228,756    $102,809     $ 1,658
Transfers between fund divisions and
   General American                                 265,500     257,285      16,903     432,012     120,203      21,497
Surrenders and withdrawals                           (4,282)     (2,419)          0     (13,613)       (413)          0
                                                   --------    --------     -------    --------    --------     -------

Total gross deposits, transfers between
  fund divisions and surrenders                     445,477     313,334      19,537     647,155     222,599      23,155
                                                   --------    --------     -------    --------    --------     -------


Deductions:
   Premium load charges                               6,186       1,906          79       7,603       3,442          48
   Cost of insurance and administrative expenses     57,817      31,767         862      96,349      36,945       2,150
                                                   --------    --------     -------    --------    --------     -------

     Total deductions                                64,003      33,673         941     103,952      40,387       2,198
                                                   --------    --------     -------    --------    --------     -------


Net deposits into Separate Account                 $381,474    $279,661     $18,596    $543,203    $182,212     $20,957
                                                   ========    ========     =======    ========    ========     =======

<F*>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.

                                                                                                            (continued)

              GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                   NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)

Variable Universal Life - 100:<F*>
----------------------------------

                                                           ASSET ALLOCATION                  INTERNATIONAL INDEX
                                                            FUND DIVISION                     FUND DIVISION<F**>
                                                   --------------------------------    --------------------------------
                                                     1997        1996        1995        1997        1996        1995
                                                   --------    --------     -------    --------    --------     -------
Total gross deposits                               $297,431    $ 91,429     $   926    $380,598    $202,195     $20,494
Transfers between fund divisions and
   General American                                 423,970     233,391      12,569     259,917     315,663      27,674
Surrenders and withdrawals                           (7,250)       (906)          0     (12,338)     (2,005)          0
                                                   --------    --------     -------    --------    --------     -------

Total gross deposits, transfers between
  fund divisions and surrenders                     714,151     323,914      13,495     628,177     515,853      48,168
                                                   --------    --------     -------    --------    --------     -------


Deductions:
   Premium load charges                              10,273       3,162          30      12,990       6,724         656
   Cost of insurance and administrative expenses    159,083      38,520         488     138,712      79,260       8,108
                                                   --------    --------     -------    --------    --------     -------

     Total deductions                               169,356      41,682         518     151,702      85,984       8,764
                                                   --------    --------     -------    --------    --------     -------

Net deposits into Separate Account                 $544,795    $282,232     $12,977    $476,475    $429,869     $39,404
                                                   ========    ========     =======    ========    ========     =======

<F*> The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
<F**>This fund was formerly known as the International Equity Fund.
                                                                                                            (continued)


             GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable Universal Life-100:<F*>
--------------------------------

                                                            MID-CAP EQUITY                     SMALL-CAP EQUITY
                                                            FUND DIVISION<F**>                  FUND DIVISION
                                                   --------------------------------            ----------------
                                                     1997        1996        1995                 1997<F***>
                                                   --------    --------     -------               ----------
Total gross deposits                               $405,467    $232,270     $18,525                $ 48,912
Transfers between fund divisions and
   General American                                 129,102     228,709      34,407                 254,044
Surrenders and withdrawals                          (15,375)     (5,591)          0                       0
                                                   --------    --------     -------                --------

Total gross deposits, transfers between
   fund divisions and surrenders                    519,194     455,388      52,932                 302,956
                                                   --------    --------     -------                --------


Deductions:
   Premium load charges                              13,537       7,772         598                   1,579
   Cost of insurance and administrative expenses    140,909      82,326       8,384                   7,052
                                                   --------    --------     -------                --------

     Total deductions                               154,446      90,098       8,982                   8,631
                                                   --------    --------     -------                --------

Net deposits into Separate Account                 $364,748    $365,290     $43,950                $294,325
                                                   ========    ========     =======                ========


<F*>  The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
<F**> This fund was formerly known as the Special Equity Fund.
<F***>The Small-Cap Equity Fund began operations on May 1, 1997.

                                                                                                (continued)

               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable Universal Life - 100:<F*>
----------------------------------

                                                           EQUITY-INCOME                             GROWTH
                                                           FUND DIVISION                          FUND DIVISION
                                                 ----------------------------------     ----------------------------------
                                                    1997        1996         1995          1997        1996        1995
                                                 ----------  ----------    --------     ----------  ----------    --------
Total gross deposits                             $1,996,233  $  914,095    $ 44,385     $2,402,233  $1,361,304    $ 50,500
Transfers between fund divisions and
   General American                                 792,184   1,521,792     219,488      1,492,743   1,759,062     304,735
Surrenders and withdrawals                          (44,826)     (7,812)          0       (114,282)    (38,619)          0
                                                 ----------  ----------    --------     ----------  ----------    --------

Total gross deposits, transfers between
  fund divisions and surrenders                   2,743,591   2,428,075     263,873      3,780,694   3,081,747     355,235
                                                 ----------  ----------    --------     ----------  ----------    --------


Deductions:
    Premium load charges                             66,340      29,267       1,400         80,190      44,819       1,424
    Cost of insurance and administrative
      expenses                                      572,720     303,902      21,879        842,557     472,178      25,541
                                                 ----------  ----------    --------     ----------  ----------    --------

      Total deductions                              639,060     333,169      23,279        922,747     516,997      26,965
                                                 ----------  ----------    --------     ----------  ----------    --------

Net deposits into Separate Account               $2,104,531  $2,094,906    $240,594     $2,857,947  $2,564,750    $328,270
                                                 ==========  ==========    ========     ==========  ==========    ========

<F*>The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
                                                                                                            (continued)

            GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                 NOTES TO FINANCIAL STATEMENTS
                       DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable Universal Life - 100:<F*>
----------------------------------

                                                               OVERSEAS                         ASSET MANAGER
                                                            FUND DIVISION                       FUND DIVISION
                                                   --------------------------------    ---------------------------------
                                                     1997        1996        1995        1997        1996      1995<F**>
                                                   --------    --------    --------    --------    --------    ---------
Total gross deposits                               $508,810    $373,593    $ 25,338    $147,295    $ 50,502     $   964
Transfers between fund divisions and
   General American                                 313,710     307,488      82,196     109,004     137,452      30,404
Surrenders and withdrawals                          (22,505)    (13,206)          0      (5,778)     (2,165)          0
                                                   --------    --------    --------    --------    --------     -------

Total gross deposits, transfers between
  fund divisions and surrenders                     800,015     667,875     107,534     250,521     185,789      31,368
                                                   --------    --------    --------    --------    --------     -------


Deductions:
   Premium load charges                              17,197      11,611         762       4,955       1,674          28
   Cost of insurance and administrative expenses    165,254     112,510      12,165      74,461      24,175       1,033
                                                   --------    --------    --------    --------    --------     -------

     Total deductions                               182,451     124,121      12,927      79,416      25,849       1,061
                                                   --------    --------    --------    --------    --------     -------

Net deposits into Separate Account                 $617,564    $543,754    $ 94,607    $171,105    $159,940     $30,307
                                                   ========    ========    ========    ========    ========     =======


<F*> The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
<F**>The Asset Manager Fund began operations on July 19, 1995.
                                                                                                            (continued)

               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                    NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Variable Universal Life - 100:<F*>
----------------------------------

                                                             HIGH INCOME                       WORLDWIDE HARD ASSETS
                                                            FUND DIVISION                       FUND DIVISION<F***>
                                                   ---------------------------------    --------------------------------
                                                     1997        1996      1995<F**>     1997        1996      1995<F**>
                                                   --------    --------    ---------    -------     -------    ---------
Total gross deposits                               $300,761    $158,842     $ 5,221     $63,004     $22,003      $  193
Transfers between fund divisions and
   General American                                 224,109     297,097      65,982      18,216      53,910       8,300
Surrenders and withdrawals                          (20,348)    (11,551)          0      (4,909)     (5,154)          0
                                                   --------    --------     -------     -------     -------      ------

Total gross deposits, transfers between
  fund divisions and surrenders                     504,522     444,388      71,203      76,311      70,759       8,493
                                                   --------    --------     -------     -------     -------      ------


Deductions:
   Premium load charges                              10,110       4,982         174       2,147         712           8
   Cost of insurance and administrative expenses    105,718      57,557       1,693      19,651      13,421         297
                                                   --------    --------     -------     -------     -------      ------

     Total deductions                               115,828      62,539       1,867      21,798      14,133         305
                                                   --------    --------     -------     -------     -------      ------

Net deposits into Separate Account                 $388,694    $381,849     $69,336     $54,513     $56,626      $8,188
                                                   ========    ========     =======     =======     =======      ======

<F*>  The Variable Universal Life 100 product was introduced in 1995, and the first deposit was received on June 7, 1995.
<F**> The High Income Fund and Gold & Natural Resources Fund began operations on
      May 24, and August 9, 1995, respectively.
<F***>This fund was formerly known as the Gold & Natural Resources Fund.
                                                                                                            (continued)

           GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                NOTES TO FINANCIAL STATEMENTS
                     DECEMBER 31, 1997

NOTE 7 - SUMMARY OF GROSS AND NET DEPOSITS INTO SEPARATE ACCOUNT (CONTINUED)


Russell Variable Universal Life:<F*>
------------------------------------

                                                   MONEY        MULTI-STYLE        CORE         AGGRESSIVE
                                                   MARKET          EQUITY          BOND           EQUITY        NON-US
                                               FUND DIVISION   FUND DIVISION   FUND DIVISION  FUND DIVISION  FUND DIVISION
                                               -------------   ------------    -------------  -------------  -------------
                                                 1997<F**>       1997<F**>       1997<F**>       1997<F**>     1997<F**>
                                               -------------   ------------    -------------  -------------  -------------
Total gross deposits                            $ 4,627,386     $   19,255       $  3,472       $ 12,641       $  8,990
Transfers between fund divisions and
   General American                              (4,374,607)     1,937,967        914,278        987,308        532,277
Surrenders and withdrawals                                0           (328)             0            (94)          (137)
                                                -----------     ----------       --------       --------       --------

Total gross deposits, transfers between
  fund divisions and surrenders                     252,779      1,956,894        917,750        999,855        541,130
                                                -----------     ----------       --------       --------       --------


Deductions:
   Premium load charges                              72,762          1,369              0            822            548
   Cost of insurance and administrative expenses     72,945         19,567         21,735          6,442         10,345
                                                -----------     ----------       --------       --------       --------

     Total deductions                               145,707         20,936         21,735          7,264         10,893
                                                -----------     ----------       --------       --------       --------

Net deposits into Separate Account              $   107,072     $1,935,958       $896,015       $992,591       $530,237
                                                ===========     ==========       ========       ========       ========

<F*> Russell Variable Universal Life product was introduced in 1997, and the first deposit was received on June 6, 1997.
<F**>The Multi-Style Equity Fund, Core Bond Fund, Aggressive Equity Fund, and
     Non-US Fund began operations on January 2, 1997.

                                 PART II

                       UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                          RULE 484 UNDERTAKING

      Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. When any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, indemnification may be paid unless such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation. In the event of such a determination indemnification is allowed if a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity to any person who is or was a director, officer, employee, or agent, provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

      In accordance with Missouri law, General American's Board of Directors, at its meeting on 19 November 1987, and the policyholders of General American at the annual meeting held on 26 January 1988, adopted the following resolutions:

      "BE IT RESOLVED THAT

      1. The company shall indemnify any person who is, or was a director, officer, or employee of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him or her in connection with any civil, criminal, administrative, or investigative action, proceeding, or claim (including an action by or in the right of the company), by reason of the fact that he or she was serving in such capacity if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

      2. The indemnification provided herein shall not be deemed exclusive of any other rights to which a director, officer, or employee may be entitled under any agreement, vote of policyholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity which holding such office, and shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors and administrators of such a person."

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Reasonableness of Fees and Charges

General American, of which Registrant forms a part, hereby represents that the fees and charges deducted under the terms of the Contract are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by General American.

                   CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and Documents:


      The facing sheet.
      The Prospectus, consisting of 119 pages.
      The undertaking to file reports required by Section 15 (d), 1934 Act. The undertaking pursuant to Rule 484.
      Reasonableness of Fees and Charges.
      The signatures.
      The following exhibits:


1. The following exhibits correspond in number to the numbers under paragraph A of the instructions for exhibits to Form N-8B-2:

      (1)   Resolution of the Board of Directors of General
            American authorizing establishment of the Separate Account. <F1>

      (2)   Not applicable.

      (3)   (a)  Principal Underwriting Agreement. <F1>

            (b)  Proposed form of Selling Agreement. <F1>

            (c)  Commission Schedule. <F1>

      (4)   Not applicable.

      (5)   (a)   Proposed form of Policy and Policy Riders. <F1>


      (6)   (a)   Amended Charter and Articles of Incorporation
                  of General American. <F3>

            (b)   Amended By-Laws of General American. <F3>


      (7)   Not applicable.

      (8)   (a)   Form of Agreement to Purchase Shares of General
                  American Capital Company. <F1>

            (b)   Form of Participation Agreement with Variable
                  Insurance Products Fund. <F2>

            (c)   Form of Participation Agreement with Van Eck
                  Investment Trust. <F1>

            (d)   General American's Undertaking pursuant to Rule
                  27d-2 is included as part of the Principal
                  Underwriting Agreement(see Exhibit 1.(3)(a)). <F1>

            (e)   Form of Notice of Right of Cancellation and
                  Refund. <F2>

            (f)   Form of Participation Agreement with Variable
                  Insurance Products Fund II. <F2>

      (9)   Not applicable

      (10)  (a)   Proposed form of Application for Policy. <F2>

            (b)   Proposed form of Application for Policy
                  (Simplified Issue). <F2>

      (11) Memorandum describing General American's issuance, transfer, and redemption procedures for the Policies and General American's procedure for conversion to a fixed benefit policy. <F2>


2.    See Exhibit 1.(5).

3.    Opinion of Robert J. Banstetter, General Counsel of General American. <F1>

4.    Not applicable.

5.    Not applicable.

6.    Opinion and Consent of Alan J. Hobbs, FSA, MAAA, LLIF. <F2>

7.    (a)  Written consent of Robert J. Banstetter, Esq.(see
           Exhibit 3.). <F1>

      (b)  Written consent of Alan J. Hobbs (see Exhibit 6.). <F2>

      (c)  Written consent of KPMG Peat Marwick LLP, Independent
           Certified Public Accountants. <F3>



[FN]
      <F1>  Incorporated herein by reference to the initial
            Registration Statement (file no. 33-84104) filed on
            September 15, 1994.

      <F2>  Incorporated herein by reference to Pre-Effective
            Amendment No. 1 (file no. 33-84104) filed on
            January 23, 1995.

      <F3>  Filed herewith.

                               SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, General American Life Insurance Company and General American Separate Account Eleven certify that they meet all of the requirements for effectiveness of this amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of General American Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 29th day of April, 1998.



                                          General American Separate
                                          Account Eleven
(Seal)
                                          General American Life
                                          Insurance Company


Attest: /s/ Robert J. Banstetter          /s/ Richard A. Liddy
        ------------------------          --------------------
        Robert J. Banstetter,             Richard A. Liddy,
        Secretary                         President

      Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                     TITLE                               Date
/s/ Richard A. Liddy                                              4/29/98
-------------------------
Richard A. Liddy              Chairman, President and
                              Chief Executive Officer
                              (Principal Executive
                              Officer)



/s/ John W. Barber                                                4/29/98
-------------------------
John W. Barber                Vice President and
                              Controller(Principal
                              Accounting Officer and
                              Principal Financial Officer)



-------------------------
August A. Busch, III<F*>      Director


-------------------------
William E. Cornelius<F*>      Director


-------------------------
John C. Danforth<F*>          Director


-------------------------
Bernard A. Edison*            Director




/s/ Richard A. Liddy                                        4/29/98
-------------------------
Richard A. Liddy              Director


                                    II-6

SIGNATURE                     TITLE                          Date

-------------------------
William E. Maritz<F*>         Director


-------------------------
Craig D. Schnuck<F*>          Director


-------------------------
William P. Stiritz<F*>        Director


-------------------------
Andrew C. Taylor<F*>          Director


-------------------------
H Edwin Trusheim<F*>          Director


-------------------------
Robert L. Virgil, Jr.<F*>     Director


-------------------------
Virginia V. Weldon<F*>        Director



-------------------------
Ted C. Wetterau<F*>           Director



By: /s/ Matthew P. McCauley
    ------------------------
    Matthew P. McCauley                                     4/29/98

<F*>  Original powers of attorney authorizing Matthew P. McCauley to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of General American Life Insurance Company are on file with the Securities and Exchange Commission.

                               INDEX TO EXHIBITS
                                                                            Source
Exhibit                                                                     or Page
Number                              Description                             Number
(6)       (a)   Amended Charter and Articles of Incorporation of General
                American.

(6)       (b)   Amended By-Laws of General American.

7.        (c)   Written consent of KPMG Peat Marwick LLP,
                Independent Certified Public Accountants.



                                    II-8